File No. 811-3225
                                                                File No. 2-73223

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
                     Post-Effective Amendment No.   18                [X]
                                                 ----------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                    Amendment No.   18                [X]
                                                 ----------
                        (Check appropriate box or boxes)

                          SECURITY MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                   Copies To:
     John D. Cleland, President
     Security Municipal Bond Fund                  Amy J. Lee, Secretary
     700 Harrison Street                           Security Municipal Bond Fund
     Topeka, KS 66636-0001                         700 Harrison Street
     (Name and address of Agent for Service)       Topeka, KS 66636-0001

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 1998, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on April 30, 1998, pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on April 30, 1998, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered:  Shares of common stock, par value $0.10.

                          SECURITY MUNICIPAL BOND FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

Form N-1A
ITEM NUMBER           CAPTION
-----------           -------

PART A                PROSPECTUS
------                ----------

       1.             Cover Page
       2.             Not Applicable
       2a.            Transaction and Operating Expense Table
       3.             Financial Highlights; Performance
       4.             Investment Objectives and Policies of the Funds
       5.             Management of the Funds; Portfolio Management; Trading
                      Practices and Brokerage; Year 2000 Compliance
       6.             General Information; Organization;
                      Stockholder Inquiries; Dividends and Taxes
       7.             How to Purchase Shares; Alternative Purchase
                      Options; Class A Shares; Class A
                      Distribution Plan; Class B Shares; Class B
                      Distribution Plan; Calculation and Waiver of
                      Contingent Deferred Sales Charge;
                      Arrangements with Broker/Dealers and Others;
                      Determination of Net Asset Value; Purchases at Net Asset Value; Stockholder Services;
                      Accumulation Plan; Exchange Privilege;
                      Exchange by
                      Telephone; Retirement Plans; Appendix C
       8.             How to Redeem Shares; Telephone Redemptions; Systematic
                      Withdrawal Program
       9.             Not Applicable

PART B                STATEMENT OF ADDITIONAL INFORMATION
------                -----------------------------------

     10.              Cover Page
     11.              Table of Contents
     12.              Not Applicable
     13.              Investment Objectives and Policies of the Funds; Municipal
                      Bond Fund's
                      Fundamental Policies; Investment Policy Limitations
     14.              Officers and Directors
     15.              Remuneration of Directors and Others
     16.              Investment Management; Portfolio Management; Distributor;
                      Custodian, Transfer
                      Agent and Dividend-Paying Agent
     17.              Allocation of Portfolio Brokerage
     18.              Organization

PART B (continued)    STATEMENT OF ADDITIONAL INFORMATION
-------               -----------------------------------

     19.              How to Purchase Shares; Alternative Purchase
                      Options; Class A Shares; Class A
                      Distribution Plan; Class B Shares; Class B
                      Distribution Plan; Calculation and Waiver of
                      Contingent Deferred Sales Charge;
                      Arrangements with Broker/Dealers and Others;
                      Determination of Net Asset Value; How to
                      Redeem Shares; How to Exchange Shares;
                      Telephone Redemptions; Purchases at Net
                      Asset Value; Accumulation Plan; Systematic
                      Withdrawal Program; Exchange by Telephone;
                      Retirement Plans; Individual Retirement
                      Accounts (IRAs); Roth IRAs; Education IRAs;
                      SIMPLE IRAs; Pension and Profit Sharing
                      Plans; 403(b) Retirement Plans;
                      Simplified Employee Pension Plans (SEPPs); Appendix A
     20.              Dividends and Taxes
     21.              Distributor
     22.              Performance Information; Tax-Exempt vs. Taxable Income
     23.              Financial Statements; Independent Auditors

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

SECURITY INCOME FUND

   CORPORATE BOND SERIES                                   PROSPECTUS
   LIMITED MATURITY BOND SERIES                            MAY 1, 1998
   U.S. GOVERNMENT SERIES
   HIGH YIELD SERIES

SECURITY MUNICIPAL BOND FUND
SECURITY CASH FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES, 700 HARRISON, TOPEKA, KANSAS
 66636-0001

     The investment objective of the CORPORATE BOND SERIES ("Corporate Bond Fund") is conservation of principal while generating interest income by investing primarily in a diversified portfolio of investment grade corporate debt securities. The investment objective of the LIMITED MATURITY BOND SERIES ("Limited Maturity Bond Fund") is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term debt securities. The investment objective of the U.S. GOVERNMENT SERIES ("U.S. Government Fund") is to provide a high level of interest income with security of principal by investing primarily in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities. The investment objective of the HIGH YIELD SERIES ("High Yield Fund") is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objective by investing primarily in a broad range of income producing securities, including domestic and foreign high-yield, lower rated debt securities. HIGH YIELD FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT METHODS AND RISK FACTORS" - "RISKS ASSOCIATED WITH LOWER RATED DEBT SECURITIES" ON PAGE 20.

     The investment objective of SECURITY MUNICIPAL BOND FUND ("Municipal Bond Fund") (formerly Security Tax-Exempt Fund) is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital by investing primarily in debt securities which are exempt from federal income tax. Except at times when the Fund is invested defensively, at least 80 percent of its total assets will be invested in securities exempt from federal income taxes. The Fund may invest in securities which generate income that is subject to the federal alternative minimum tax.

     The investment objective of SECURITY CASH FUND ("Cash Fund") is to earn as high a level of current income as is consistent with preservation of capital and liquidity through investments in money market instruments with maturities of not longer than thirteen months. AN INVESTMENT IN CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT CASH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Funds, dated May 1, 1998, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

SECURITY FUNDS

CONTENTS

Transaction and Operating Expense Table..................................   1
Financial Highlights.....................................................   2
Investment Objective and Policies of the Funds...........................   6
       Security Income Fund..............................................   6
           Corporate Bond Fund...........................................   6
           Limited Maturity Bond Fund....................................   7
           U.S. Government Fund..........................................   9
           High Yield Fund...............................................  10

       Security Municipal Bond Fund......................................  11
       Security Cash Fund................................................  13

Investment Methods and Risk Factors......................................  23
Management of the Funds..................................................  24

       Portfolio Management..............................................  24
       Year 2000 Compliance..............................................  23

How to Purchase Shares...................................................  25
       Corporate Bond, Limited Maturity Bond,
       U.S. Government, High Yield and Municipal Bond Funds..............  25
       Alternative Purchase Options......................................  26
       Class A Shares....................................................  26
       Security Income and Municipal Bond Funds'
       Class A Distribution Plans........................................  26
       Class B Shares....................................................  27
       Class B Distribution Plans........................................  28
       Calculation and Waiver of Contingent Deferred Sales Charges.......  28
       Arrangements with Broker-Dealers and Others.......................  28
       Cash Fund.........................................................  29

Purchases at Net Asset Value.............................................  30
Trading Practices and Brokerage..........................................  30
How to Redeem Shares.....................................................  31
       Telephone Redemptions ............................................  31
Dividends and Taxes......................................................  32
       Foreign Taxes.....................................................  34
Determination of Net Asset Value.........................................  34
Performance..............................................................  35
Stockholder Services.....................................................  35
       Accumulation Plan.................................................  35
       Systematic Withdrawal Program.....................................  36
       Exchange Privilege................................................  36
       Exchange by Telephone.............................................  36
       Retirement Plans..................................................  37
General Information......................................................  37
       Organization......................................................  37
       Stockholder Inquiries.............................................  38
Appendix A ..............................................................  39
Appendix B ..............................................................  41
Appendix C ..............................................................  43
Security Cash Fund Application...........................................  45

SECURITY FUNDS

PROSPECTUS

                     TRANSACTION AND OPERATING EXPENSE TABLE

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                                  CORPORATE BOND, LIMITED
                                                                              MATURITY BOND, U.S. GOVERNMENT,

                                                                            HIGH YIELD AND MUNICIPAL BOND FUNDS    CASH FUND
                                                                            -----------------------------------    ---------
                                                                               CLASS A           CLASS B^1
                                                                               -------           --------

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)     4.75%              None             None
Maximum Sales Load Imposed on Reinvested Dividends                              None               None             None
Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)                                 None 2     5% during the first year, None
                                                                                          decreasing to 0% in the
                                                                                          sixth and following years


                                                              LIMITED            U.S.
                                               CORPORATE      MATURITY        GOVERNMENT      HIGH YIELD       MUNICIPAL      CASH
                                               BOND FUND      BOND FUND          FUND            FUND          BOND FUND      FUND
ANNUAL FUND OPERATING EXPENSES             CLASS A CLASS B CLASS A CLASS B  CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B
                                            ---------------------------------------------------------------------------------------
Management Fees (after fee waivers)3 .......0.50%  0.50%    0.00%    0.00%    0.00%  0.00%    0.00%  0.00%    0.50%  0.50%    0.50%
12b-1 Fees 4 ...............................0.25%  1.00%    0.25%    1.00%    0.25%  1.00%    0.25%  1.00%    0.25%  1.00%    None

Other Expenses (after expense
reimbursements)5 ...........................0.32%  0.35%    0.30%    0.50%    0.35%  0.68%    0.62%  0.80%    0.33%  0.56%    0.40%
                                            ----   ----     ----     ----     ----   ----     ----   ----     ----   ----     ----
Total Fund Operating Expenses (after fee
   waivers and expense reimbursements)6 ....1.07%  1.85%    0.55%    1.50%    0.60%  1.68%    0.87%  1.80%    1.08%  2.06%    0.90%
                                            ====   ====     ====     ====     ====   ====     ====   ====     ====   ====     ====

EXAMPLE

You would pay the following expenses
on a $1,000 investment, assuming    1 Year  $ 58   $ 69     $ 53     $ 65     $ 53   $ 67     $ 56   $ 68     $ 58   $ 71     $  9
(1) 5 percent annual return and     3 Years   80     88       64       77       66     83       74     87       80     95       29
(2) redemption at the end of each   5 Years  104    120       77      102       79    111       93    127      104    130       50
time period                        10 Years  172    217      113      179      119    199      150    212      173    239      111

EXAMPLE

You would pay the following expenses 1 Year $ 58  $  19     $ 53    $  15    $  53  $  17      $56    $18    $  58  $  21    $   9
on a $1,000 investment, assuming     3 Years  80     58       64       47       66     53       74     57       80     65       29
(1) 5 percent annual return and      5 Years 104    100       77       82       79     91       93     97      104    110       50
(2) no redemption                   10 Years 172    217      113      179      119    199      150    212      173    239      111

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 26.

3 During the fiscal year ended December 31, 1997, the Investment Manager waived the investment advisory fees of the Limited Maturity Bond, U.S. Government and High Yield Funds and, during the fiscal year ending December 31, 1998 will waive the investment advisory fees of such Funds; absent such fee waivers, "Management Fees" would have been as follows: .50% for each of the Limited Maturity Bond and U.S. Government Funds and .60% for the High Yield Fund.

4 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

5 During the fiscal year ended December 31, 1997, the Investment Manager reimbursed certain expenses of Corporate Bond Fund. Absent such reimbursement, "Other Expenses" would have been .60% for Class B shares of Corporate Bond Fund.

6 During the fiscal year ended December 31, 1997, the Investment Manager waived and/or reimbursed certain expenses of the Funds and, during the fiscal year ending December 31, 1998 will waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds. Absent such reimbursement and waiver, "Total Fund Operating Expenses" would have been as follows: 2.10% for Class B shares of Corporate Bond Fund; 1.04% for Class A shares and 1.99% for Class B shares of Limited Maturity Bond Fund; 1.06% for Class A shares and 2.14% for Class B shares of U.S. Government Fund; and 1.44% for Class A shares and 2.37% for Class B shares of High Yield Fund.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond or Cash Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 1922. Information on the Funds' 12b-1 Plans may be found under the headings "Security Income and Municipal Bond Funds' Class A Distribution Plans" on page 225 and "Class B Distribution Plan" on page 246. See "How to Purchase Shares," page 214, for more information concerning the sales load. Also, see Appendix C for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

SECURITY FUNDS
FINANCIAL HIGHLIGHTS

   The following financial highlights for each of the years in the period ended December 31, 1997, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1997, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the December 31, 1997 Annual Report which is incorporated by reference in this Prospectus. The Funds' Annual Report also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the periods preceding and including the year ended December 31, 1992, is not covered by the report of Ernst & Young LLP.



                                  Net gain                                                     Net                        Ratio of
           Net asset             (loss) on                         Distri-                    asset                       expenses
             value      Net      securities  Total from Dividends  butions  Return            value            Net assets    to
           beginning investment  (realized   investment (from net   (from     of      Total   end of   Total     end of    average
Fiscal     of period   income        &       operations investment capital  capital  distri-  period   return    period      net
year end                         unrealized)             income)    gains)           butions            (a)   (thousands)  assets
------------------------------------------------------------------------------------------------------------------------------------
                          CORPORATE BOND FUND (CLASS A)


1988        $  7.78     $.77    $  (.292)    $  .478    $(.778)    $ ---    $ ---    $(.778)   $7.48     6.5%   $  52,296    1.02%
1989           7.48      .74       (.031)       .709     (.739)      ---      ---     (.739)    7.45     9.9%      56,184    1.04%
1990           7.45      .69       (.232)       .458     (.688)      ---      ---     (.688)    7.22     6.6%      65,962    1.10%
1991           7.22      .65        .458       1.108     (.648)      ---      ---     (.648)    7.68    16.1%      85,824    1.03%
1992           7.68      .61        .044        .654     (.614)      ---      ---     (.614)    7.72     9.0%     104,492    1.01%
1993           7.72      .52        .521       1.041     (.527)      (.424)   ---     (.951)    7.81    13.4%     118,433    1.02%
1994           7.81      .49      (1.127)      (.637)    (.493)      ---      ---     (.493)    6.68    (8.3%)     90,593    1.01%
1995(d)(g)     6.68      .47       0.708       1.178     (.468)      ---      ---     (.468)    7.39    18.2%      93,701    1.02%
1996(d)(g)     7.39      .47       (.517)      (.047)    (.473)      ---      ---     (.473)    6.87     (.5%)     73,360    1.01%
1997(d)        6.87      .45        .19         .64      (.46)       ---      ---     (.46)     7.05     9.7%      56,487    1.07%

                            CORPORATE BOND FUND (CLASS B)

1993(b)     $  8.59     $.11    $  (.324)    $ (.214)   $(.112)     $(.424)$  ---    $(.536) $  7.84    (2.5%) $    1,022    1.88%
1994(c)        7.84      .43      (1.129)      (.699)    (.431)      ---      ---     (.431)    6.71    (9.0%)      3,878    1.85%
1995(c)(d)(g)  6.71      .40        .725       1.125     (.405)      ---      ---     (.405)    7.43    17.3%       5,743    1.85%
1996(c)(d)(g)  7.43      .40       (.517)      (.117)    (.413)      ---      ---     (.413)    6.90    (1.4%)      7,303    1.85%
1997(c)(d)     6.90      .40        .19         .59      (.40)       ---      ---     (.40)     7.09     8.7%       6,493    1.85%

                        LIMITED MATURITY BOND FUND (CLASS A)

1995(c)(d)(e)$10.00     $.62    $   .652      $1.272    $(.612)   $  ---    $ ---    $(.612)  $10.66    13.0%  $    3,322     .84%
1996(c)(d)(g) 10.66      .72       (.507)       .213     (.720)      ---      (.013)  (.733)   10.14     2.1%       4,938     .90%
1997(c)(d)(g) 10.14      .72        .16         .88      (.72)       ---      ---     (.72)    10.30     9.0%       5,490     .55%

                        LIMITED MATURITY BOND FUND (CLASS B)

1995(c)(d)(e)%10.00     $.53    $   .664      $1.194    $(.524)    $ ---    $ ---    $(.524)  $10.67    12.2%  $      752    1.71%
1996(c)(d)(g) 10.67      .63       (.524)       .106     (.624)      ---      (.012)  (.636)   10.14     1.1%         761    1.88%
1997(c)(d)(g) 10.14      .61        .14         .75      (.62)       ---      ---     (.62)    10.27     7.7%       1,054    1.50%

                           U.S. GOVERNMENT FUND (CLASS A)

1988(c)     $  5.00     $.48    $  (.18)     $  .30     $(.49)    $  ---   $  ---    $(.49)  $  4.81     6.2%  $    4,229    1.00%
1989(c)        4.81      .46        .078        .538     (.458)      ---      ---     (.458)    4.89    11.8%       4,551    1.11%
1990(c)        4.89      .42        .032        .452     (.412)      ---      ---     (.412)    4.93     9.8%       6,017    1.11%
1991(c)        4.93      .40        .248        .648     (.404)      ---      (.004)  (.408)    5.17    13.8%       7,319    1.11%
1992(c)        5.17      .37       (.126)       .244     (.366)      ---      (.008)  (.374)    5.04     5.0%       9,364    1.11%
1993(c)        5.04      .31        .273        .583     (.310)      (.344)   ---     (.654)    4.97    10.9%      10,098    1.10%
1994(c)        4.97      .30       (.621)      (.321)    (.299)      ---      ---     (.299)    4.35    (6.5%)      8,309    1.10%
1995(c)(d)(g)  4.35      .30        .620        .920     (.30)       ---      ---     (.30)     4.97    21.9%      10,080    1.11%
1996(c)(d)(g)  4.97      .31       (.256)       .054     (.314)      ---      ---     (.314)    4.71     1.3%       8,036     .65%
1997(c)(d)     4.71      .32        .10         .42      (.32)       ---      ---     (.32)     4.81     9.2%       7,652     .60%

                           U.S. GOVERNMENT FUND (CLASS B)

1993(b)(c)  $  5.51     $.04    $  (.193)    $ (.153)   $(.043)     $(.344)  $---    $(.387$    4.97    (1.4%)   $    140    1.61%
1994(c)        4.97      .26       (.624)      (.364)    (.256)      ---      ---     (.256)    4.35    (7.4%)        321    1.85%
1995(c)(d)(g)  4.35      .26        .625        .885     (.265)      ---      ---     (.265)    4.97    20.9%         582    1.87%
1996(c)(d)(g)  4.97      .25       (.254)      (.004)    (.256)      ---      ---     (.256)    4.71    (0.02%)       661    1.86%
1997(c)(d)     4.71      .26        .10         .36      (.27)       ---      ---     (.27)     4.80     7.9%       1,091    1.68%

                              HIGH YIELD FUND (CLASS A)

1996(c)(d)(h)$15.00     $.45     $  .32     $   .77     $(.45)     $   --- $  ---    $(.45)   $15.32     5.2%  $    2,780    1.54%
1997(c)(d)    15.32     1.25        .60        1.85     (1.25)       (.21)    ---    (1.46)    15.71    12.6%       5,179     .87%

                              HIGH YIELD FUND (CLASS B)

1996(c)(d)(h)$15.00     $.41     $  .32     $   .73     $(.41)     $   ---   $  ---  $(.41)   $15.32     4.9%  $    2,719    2.26%
1997(c)(d)    15.32     1.10        .59        1.69     (1.12)       (.21)    ---    (1.33)    15.68    11.5%       4,432    1.80%

                            MUNICIPAL BOND FUND (CLASS A)

1988(c)      $10.76     $.76    $  (.656)      $.104    $(.774)     $(.12)   $  ---  $(.894)  $ 9.97     1.3%   $  17,814    1.00%
1989           9.97      .73       (.257)       .473     (.723)      ---      ---     (.723)    9.72     4.9%      19,898     .98%
1989(f)        9.72      .61       (.106)       .504     (.624)      ---      ---     (.624)    9.60     4.1%      20,426     .97%*
1990           9.60      .64       (.072)       .568     (.638)      ---      ---     (.638)    9.53     6.2%      20,566     .96%
1991           9.53      .63        .446       1.076     (.636)      ---      ---     (.636)    9.97    11.7%      23,218     .89%
1992           9.97      .61        .092        .702     (.612)      ---      ---     (.612)   10.06     7.3%      28,608     .84%

               Ratio
              of net
              income    Portfolio
            to average  turnover
             net assets   rate
----------------------------------------------
         CORPORATE BOND FUND (CLASS A)


1988           10.04%      83%
1989            9.83%      57%
1990            9.42%      87%
1991            8.75%      32%
1992            7.97%      61%
1993            6.46%     157%
1994            6.91%     204%
1995(d)(g)      6.62%     200%
1996(d)(g)      6.54%     292%
1997(d)         6.50%     120%

         CORPORATE BOND FUND (CLASS B)

1993(b)     $   5.16%     164%
1994(c)         6.08%     204%
1995(c)(d)(g)   5.80%     200%
1996(c)(d)(g)   5.70%     292%
1997(c)(d)      5.72%     120%

         LIMITED MATURITY BOND FUND (CLASS A)

1995(c)(d)(e)(g)5.97%       4%
1996(c)(d)(g)   6.97%     105%
1997(c)(d)(g)   7.10%      76%

         LIMITED MATURITY BOND FUND (CLASS B)

1995(c)(d)(e)(g)5.12%       4%
1996(c)(d)(g)   5.99%     105%
1997(c)(d)(g)   6.15%      76%

         U.S. GOVERNMENT FUND (CLASS A)

1988(c)      $  9.83%     107%
1989(c)         9.46%      52%
1990(c)         8.60%      22%
1991(c)         7.94%      41%
1992(c)         7.22%     157%
1993(c)         5.90%     153%
1994(c)         6.47%     220%
1995(c)(d)(g)   6.41%      81%
1996(c)(d)(g)   6.44%      75%
1997(c)(d)      6.10%      39%

         U.S. GOVERNMENT FUND (CLASS B)

1993(b)(c)  $   5.54%     114%
1994(c)         5.76%     220%
1995(c)(d)(g)   5.69%      81%
1996(c)(d)(g)   5.23%      75%
1997(c)(d)      5.02%      39%

         HIGH YIELD FUND (CLASS A)

1996(c)(d)(h)   7.47%     168%
1997(c)(d)      8.14%      87%

         HIGH YIELD FUND (CLASS B)

1996(c)(d)(h)   6.74%     168%
1997(c)(d)      7.21%      87%

         MUNICIPAL BOND FUND (CLASS A)

1988(c)         7.60%      83%
1989            7.47%      33%
1989(f)         6.97%      75%
1990            6.75%      74%
1991            6.55%      38%
1992            6.07%      91%

SECURITY FUNDS

                                  Net gain                                                      Net                         Ratio of
             Net asset            (loss) on                         Distri-                     asset                       expenses
               value      Net     securities Total from  Dividends  butions  Return             value             Net assets    to
             beginning investment (realized  investment  (from net   (from     of       Total   end of   Total      end of   average
Fiscal       of period  income       &       operations  investment capital  capital   distri-  period   return     period      net
year end                         unrealized)              income)    gains)            butions            (a)     (thousands) assets
------------------------------------------------------------------------------------------------------------------------------------

                    MUNICIPAL BOND FUND (CLASS A) (CONTINUED)

1993           $10.06   $.51    $   .702      $1.212      $(.514)   $(.388)  $  ---    $(.902)  $10.37    11.6%     $32,115   .82%
1994            10.37    .47      (1.317)      (.847)      (.473)    ---      ---       (.473)    9.05    (8.3%)     24,092   .82%
1995(c)(d)(g)    9.05    .48        .891       1.371       (.481)    ---      ---       (.481)    9.94    15.5%      25,026   .86%
1996(c)(d)(g)    9.94    .45       (.215)       .235       (.455)    ---      ---       (.455)    9.72     2.5%      23,304   .78%
1997(d)(g)       9.72    .42        .36         .78        (.42)     ---      ---       (.42)    10.08     8.3%      21,953   .82%

                    MUNICIPAL BOND FUND (CLASS B)

1993(b)        $10.88   $.10    $  (.128)    $ (.028)     $(.094)   $(.388)  $---      $(.482)  $10.37     (.2%) $      106  2.89%
1994(c)         10.37    .35      (1.321)      (.971)      (.349)    ---      ---       (.349)    9.05    (9.5%)        760  2.00%
1995(c)(d)(g)    9.05    .37        .902       1.272       (.372)    ---      ---       (.372)    9.95    14.3%       1,190  2.00%
1996(c)(d)(g)    9.95    .33       (.215)       .115       (.335)    ---      ---       (.335)    9.73     1.2%       1,510  2.01%
1997(d)(g)       9.73    .29        .37         .66        (.31)     ---      ---       (.31)    10.08     6.9%       2,344  2.00%

                                      CASH FUND

1988(c)     $    1.00   $.061   $    ---     $  .061      $(.061)  $ ---     $         $(.061)  $ 1.00     6.3%   $  43,038  1.00%
1989(c)          1.00    .070       ---         .070       (.070)    ---      ---       (.070)    1.00     7.3%      46,625  1.00%
1989(c)(f)       1.00    .069       ---         .069       (.069)    ---      ---       (.069)    1.00     7.1%      54,388  1.00%
1990(c)          1.00    .073       ---         .073       (.073)    ---      ---       (.073)    1.00     7.6%      65,018  1.00%
1991             1.00    .051       ---         .051       (.051)    ---      ---       (.051)    1.00     5.2%      48,843   .96%
1992(c)          1.00    .028       ---         .028       (.028)    ---      ---       (.028)    1.00     2.8%      56,694  1.00%
1993(c)          1.00    .023       ---         .023       (.023)    ---      ---       (.023)    1.00     2.4%      71,870  1.00%
1994             1.00    .033       ---         .033       (.033)    ---      ---       (.033)    1.00     3.4%      58,102   .96%
1995(c)(d)(g)    1.00    .049       ---         .049       (.049)    ---      ---       (.049)    1.00     5.0%      38,158  1.00%
1996(c)(d)(g)    1.00    .045       ---         .045       (.045)    ---      ---       (.045)    1.00     4.6%      45,331  1.01%
1997(d)(g)       1.00    .05        ---         .05        (.05)     ---      ---       (.05)     1.00     4.9%      57,441   .90%

                Ratio
               of net
               income    Portfolio
             to average  turnover
             net assets   rate
----------------------------------------------
             MUNICIPAL BOND FUND (CLASS A) (CONTINUED)

1993            4.92%     118%
1994            4.74%      88%
1995(c)(d)(g)   5.02%     103%
1996(c)(d)(g)   4.67%      54%
1997(d)(g)      4.29%      48%

             MUNICIPAL BOND FUND (CLASS B)

1993(b)         2.71%      90%
1994(c)         3.50%      88%
1995(c)(d)(g)   3.90%     103%
1996(c)(d)(g)   3.44%      54%
1997(d)(g)      3.11%      48%

             CASH FUND

1988(c)         6.10%     ---
1989(c)         7.09%     ---
1989(c)(f)      8.26%     ---
1990(c)         7.31%     ---
1991            5.21%     ---
1992(c)         2.75%     ---
1993(c)         2.28%     ---
1994            3.24%     ---
1995(c)(d)(g)   5.00%     ---
1996(c)(d)(g)   4.47%     ---
1997(d)(g)      4.80%     ---

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.


(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                      1988     1989       1990      1991      1992     1993      1994     1995    1996    1997
    Corporate Bond         Class A     N/A      N/A        N/A       N/A      N/A       N/A       N/A      N/A     N/A    N/A
                           Class B     N/A      N/A        N/A       N/A      N/A       N/A      2.00%    2.19%   2.05%   2.10%
    U.S. Government        Class A    1.31%    1.37%      1.34%     1.24%     1.20%    1.20%     1.20%    1.22%   1.17%   1.06%
                           Class B     N/A      N/A        N/A       N/A      N/A      1.75%     2.91%    3.70%   3.26%   2.14%
    Limited Maturity Bond  Class A     N/A      N/A        N/A       N/A      N/A       N/A       N/A     1.04%   1.40%   1.04%
                           Class B     N/A      N/A        N/A       N/A      N/A       N/A       N/A     2.12%   2.60%   1.99%
    High Yield             Class A     N/A      N/A        N/A       N/A      N/A       N/A       N/A      N/A    2.11%   1.44%
                           Class B     N/A      N/A        N/A       N/A      N/A       N/A       N/A      N/A    2.83%   2.37%
    Municipal Bond         Class A    1.03%     N/A        N/A       N/A      N/A       N/A       N/A     0.86%   0.78%   N/A
                           Class B     N/A      N/A        N/A       N/A      N/A       N/A      2.32%    2.45%   2.19%   N/A
    Cash                              1.04%    1.13%*     1.01%      N/A      1.03%    1.03%      N/A     1.04%   1.01%   N/A
                                               1.03%**

* This information represents the expense ratio absent reimbursements for the period February 1, 1989 through December 31, 1989.

** This information represents the expense ratio absent reimbursements for the fiscal year ended February 28, 1989.

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Limited Maturity Bond Fund was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except total return.

(f) Effective December 31, 1989, the fiscal year ends of Municipal Bond and Cash Funds were changed from January 31 and February 28, respectively, to December 31. The information presented in the table above for the fiscal year ended December 31 represents 11 months of performance for Municipal Bond Fund and 10 months of performance for Cash Fund. The data for years 1988 and 1989, are for the fiscal year ended January 31 for Municipal Bond Fund and for the fiscal year ended February 28 for Cash Fund. Percentage amounts for the period, except total return, have been annualized.

(g) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                       1995     1996     1997
                                       ----     ----     ----
Corporate Bond            Class A      1.02%    1.01%    ---
                          Class B      1.85%    1.85%    ---
U.S. Government           Class A      1.10%    0.64%    ---
                          Class B      1.85%    1.85%    ---
Limited Maturity Bond     Class A      0.81%    0.87%   0.51%
                          Class B      1.65%    1.85%   1.46%
Municipal Bond            Class A      0.85%    0.77%   0.83%
                          Class B      2.00%    2.00%   2.00%
Cash                                   1.00%    1.00%   1.00%

(h) High Yield Fund was initially capitalized on August 5, 1996 with a net asset value of $15.00 per share. Percentage amounts for the period have been annualized, except for total return.

SECURITY FUNDS
PROSPECTUS

INVESTMENT OBJECTIVES AND
POLICIES OF THE FUNDS

     Security Income, Municipal Bond and Cash Funds are diversified open-end management investment companies, which were organized as Kansas corporations on September 9, 1970, July 14, 1981, and March 21, 1980, respectively. Each of the Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund, series of Security Income Fund, and Security Municipal Bond Fund and Cash Fund (collectively, "the Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, the investment objective and policies of each Fund may be changed by the Board of Directors of the Funds without the approval of stockholders. However, stockholders will be given 30 days written notice of any such change. If a change in investment objective is made, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     Each of the Funds is also subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (for Cash, Municipal Bond and High Yield Funds, this limitation applies only with respect to 75 percent of the value of its total assets), purchase more than 10 percent of the outstanding voting securities of any one issuer or invest 25 percent or more of its total assets in any one industry. The Municipal Bond Fund will not invest more than 20 percent of its assets in securities that are not tax-exempt securities, except for temporary defensive purposes. In addition, the full text of the investment policy limitations of each Fund is set forth in the Funds' Statement of Additional Information.

     Each of the Funds may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Funds may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

SECURITY INCOME FUND

     Security Income Fund ("Income Fund") is a series investment company, with each Series representing a different investment objective and having its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are described below.

CORPORATE BOND FUND

     The investment objective of Corporate Bond Fund is to preserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage backed securities ("MBSs"). Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

     Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

     Corporate Bond Fund may invest up to 25 percent of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     For the year ended December 31, 1997, the dollar weighted average of Corporate Bond Fund's holdings (excluding equities) had the following credit quality characteristics

                                                           PERCENT OF
INVESTMENT                                                 NET ASSETS
----------                                                 ----------
U.S. Government and
  Government Agency Securities ............................. 10.6%
Cash and other Assets, Less Liabilities.....................  4.1%
Rated Fixed Income Securities
  AAA.......................................................  5.1%
  AA........................................................  8.9%
  A......................................................... 32.0%
  Baa/BBB................................................... 15.7%
  Ba/BB..................................................... 20.8%
  B.........................................................  2.8%
  Caa/CCC...................................................    0%
Unrated Securities Comparable in Quality to
  A.........................................................    0%
  Baa/BBB...................................................    0%
  Ba/BB.....................................................    0%
  B.........................................................    0%
  Caa/CCC...................................................    0%
                                                             -----
                                                              100%

The foregoing table is intended solely to provide disclosure about Corporate Bond Fund's asset composition for the year ended December 31, 1997. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     The Fund may also invest directly of indirectly in common stocks and securities that are convertible into common stocks ("equity securities"); however, the Fund will not invest more than 10 percent of its total assets in equity securities. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in equity securities.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 35 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 35 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Corporate Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

LIMITED MATURITY BOND FUND

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage backed securities ("MBSs"); and
(viii) investment grade asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 2 to 10 years. It will not exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics as described under "Investment Methods and Risk Factors"--"Baa or BBB Securities."

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will not hold more than 25 percent of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P, and such securities are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   For the year ended December 31, 1997, the dollar weighted average of Limited Maturity Bond Fund's holdings (excluding equities) had the following credit quality characteristics.


                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
----------                                            ----------
U.S. Government and
   Government Agency Securities.......................    19.9%
Cash and other Assets, Less Liabilities...............     5.5%
Rated Fixed Income Securities

   AAA................................................     5.4%
   AA.................................................    10.3%
   A..................................................    24.5%
   Baa/BBB............................................     9.4%
   Ba/BB..............................................    20.9%
   B..................................................     4.1%
   Caa/CCC............................................       0%
Unrated Securities Comparable in Quality to
   A..................................................       0%
   Baa/BBB............................................       0%
   Ba/BB..............................................       0%
   B..................................................       0%
   Caa/CCC............................................       0%
                                                          -----
                                                           100%

The foregoing table is intended solely to provide disclosure about Limited Maturity Bond Fund's asset composition for the year ended December 31, 1997. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. For a discussion of the risks associated with foreign securities, see "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" -- "U.S. Government Securities."

     The Fund may also invest directly or indirectly in common stocks and securities that are convertible into common stocks ("equity securities"); however, the Fund will not invest more than 10 percent of its total assets in equity securities. See "Investment Methods and Factors" for a discussion of the risks associated with investing in equity securities.

     Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 35 percent of its net assets in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund also may invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Limited Maturity Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. See "Investment Methods and Risk Factors."

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Under normal circumstances, the Fund will invest at least 80 percent of the value of its total assets in U.S. Government securities. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Practices" --"U.S. Government Securities."

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association ("GNMA") certificates, or "Ginnie Maes," which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans' Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Ginnie Mae certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments generally will be used to purchase additional Ginnie Mae certificates or other U.S. Government securities. Although the Fund invests in securities guaranteed by GNMA and backed by the U.S. Government, neither the value of the Fund's portfolio nor the value or yield of its shares is so guaranteed. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments, including deposits and bankers' acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities.

     The potential for appreciation in GNMAs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of GNMA certificates occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

     The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors" -- "Mortgage Backed Securities and Collateralized Mortgage Obligations." MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, and securities issued by private issuers. The Fund may not invest more than 20 percent of the value of its total assets in MBSs issued by private issuers.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

     1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

     2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

     3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

     4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund stockholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value.

HIGH YIELD FUND

     The investment objective of the High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund also may invest up to 35 percent of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in high-yielding, high risk debt securities.

     High Yield Fund may invest up to 100 percent of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Included in the debt securities which the High Yield Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   For the year ended December 31, 1997, the dollar weighted average of High Yield Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
----------                                            ----------
U.S. Government Securities............................       0%
Cash and other Assets, Less Liabilities...............     4.9%
Rated Fixed Income Securities

   AAA................................................     0.8%
   AA.................................................       0%
   A..................................................     1.8%
   Baa/BBB............................................     2.8%
   Ba/BB..............................................    46.4%
   B..................................................    43.3%
   D..................................................       0%

Unrated Securities Comparable in Quality to
   A..................................................       0%
   Baa/BBB............................................       0%
   Ba/BB..............................................       0%
   B..................................................       0%
   Caa/CCC............................................       0%
                                                      ---------
                                                         100.0%

The foregoing table is intended solely to provide disclosure about High Yield Fund's asset composition for the year ended December 31, 1997. The asset composition after this may or may not be approximately the same as shown above.


     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund also may invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest only" (IO) or "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund also may invest in asset-backed securities which include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" - "U.S. Government Securities."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The High Yield Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund also may purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these investment practices.

     The Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Funds net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund also may enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25 percent of the Fund's net assets. See the discussion of "Options, Futures and Forward Currency Transactions," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors."

     From time to time, the High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

SECURITY MUNICIPAL BOND FUND

     The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital. Municipal Bond Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes. Under normal circumstances, at least 80 percent of the Fund's net assets will be invested in municipal obligations the interest on which is exempt from regular federal income tax. A portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax.

     The securities in which the Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities (and may include certain private activity bonds the interest on which is subject to the alternative minimum tax). These securities are referred to as "municipal securities."

     Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

     There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

     As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

     Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

     The Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is, securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Sub-Adviser, Salomon Brothers Asset Management Inc. ("Salomon Brothers"), the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20 percent of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of the Fund's assets which may be invested in securities within any particular rating classification, but the Fund anticipates that it will invest no more than 25 percent of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch. A description of the ratings is contained in Appendix B to this Prospectus. Such securities have speculative characteristics as discussed under "Investment Methods and Risk Factors."

     If the Fund holds a security whose rating drops below Baa or BBB, Salomon Brothers will reevaluate the credit risk presented by the security in light of current market conditions and determine whether to retain or dispose of such security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

     Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year. It is expected that the Fund's average portfolio maturity under normal circumstances will be in the 15- to 25-year range. Municipal Bond Fund also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable will be short-term municipal securities. Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity, to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, investments in short-term municipal securities will represent less than 20 percent of the Fund's total assets.

     From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20 percent of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding shares. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P or Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker-dealers.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     From time to time, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. For further information regarding when-issued purchases, see "Investment Methods and Risk Factors" and the Funds' Statement of Additional Information.

     Municipal Bond Fund may also purchase from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which Municipal Bond Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security. In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service. Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by Tax-Exempt Fund. For further information regarding puts and stand-by commitments, see the Funds' Statement of Additional Information.

     The Municipal Bond Fund may purchase or sell futures contracts (a type of derivative) on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. The Fund may use futures contracts to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves to right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors" and the Fund's Statement of Additional Information.

SECURITY CASH FUND

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which the Fund may invest consist of the following:

     U.S. Government Securities -- Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     Bank Obligations -- Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     Corporate Obligations -- Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95 percent of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by Cash Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5 percent of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime 2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to investments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to this Prospectus for a description of the principal types of securities and instruments in which Cash Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5 percent of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5 percent limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund has outstanding at any time not more than one such investment. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund will invest in money market instruments of varying maturities (but no longer than thirteen months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund intends to maintain a dollar-weighted average maturity in its portfolio of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

     Cash Fund may acquire one or more of the types of securities listed above subject to repurchase agreement. Not more than 10 percent of the Fund's total assets may be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Cash Fund may also invest in guaranteed investment contracts ("GICs") issued by insurance companies, subject to the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of GICs.

     Cash Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.

INVESTMENT VEHICLES

     BAA OR BBB SECURITIES -- Certain of the Funds may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P and Fitch at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P and Fitch. Bonds rated Baa by Moody's or BBB by S&P and Fitch have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Corporate Bond, Limited Maturity Bond and High Yield Funds may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

     U.S. GOVERNMENT SECURITIES -- Each of the Funds may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

     CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     EQUITY SECURITIES - Certain Funds may invest directly or indirectly in common stocks and securities that are convertible into common stocks. Accordingly, an investment in the Fund is subject to the type of market risk that is generally associated with equity investments. The value of the Funds' investments may be affected by changes in the value of the overall stock market such that the value of an investment in the Fund upon redemption may be more or less than the initial amount invested.

     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Certain Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Security Cash Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933.

     The High Yield Fund may purchase restricted securities, including securities that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

     The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     SOVEREIGN DEBT -- Certain of the Funds may invest in sovereign debt securities of emerging market governments, including Brady Bonds, provided they are denominated in U.S. dollars. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors also should be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     BRADY BONDS -- Certain of the Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, The Philippines, Poland, Uruguay, and Venezuela, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Fund investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The High Yield Fund may invest only in collateralized Brady Bonds, denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS -- The High Yield Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). Certain of the Fund's investments in Loans in emerging markets are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

     The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT METHODS

     BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3 percent; Limited Maturity Bond, Municipal Bond and Cash Funds may each borrow up to 10 percent; and Corporate Bond and U.S. Government Fund may borrow up to 5 percent of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

     OPTIONS AND FUTURES TRANSACTIONS -- In seeking to protect against interest rate changes that are adverse to its present or prospective positions, the High Yield Fund may employ certain risk management practices involving the use of options and futures contracts and options on futures contracts on U.S. and foreign government securities. The Municipal Bond Fund may employ the use of futures contracts on U.S. government securities and municipal bond indices. The High Yield Fund also may enter into interest rate and index swaps and purchase or sell related caps, floors and collars. Investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options and Futures Strategies" in the Statement of Additional Information. There can be no assurance that a Fund's risk management practices will succeed.

     Certain Funds may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Fund will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Fund's obligations under the option. The Funds also may enter into interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC"). The Funds will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

     SWAPS, CAPS, FLOORS AND COLLARS -- High Yield Fund may enter into interest rate and index swaps, and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay.

     Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in sponsored ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     LENDING OF PORTFOLIO SECURITIES -- Certain Funds may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Fund could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

     GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

     FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Certain of the Funds may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Fund making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Fund could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

MANAGEMENT OF THE FUNDS

     The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company which is ultimately controlled by Security Benefit Life Insurance Company, a life insurance company with over $7.4 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Equity, Growth and Income, and Ultra Funds and SBL Fund. The Investment Manager currently manages approximately $4.6 billion in assets.

         The Investment Manager has engaged Salomon Brothers Asset Management Inc ("Salomon Brothers"), 7 World Trade Center, New York, NY 10048, to provide investment advisory services to the Municipal Bond Fund. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Travelers Group, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. Currently Salomon Brothers and its affiliates manage approximately $26.6 billion in assets.

     Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Fund portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to the Municipal Bond Fund, the Investment Manager supervises the management of the Fund's portfolio by the Sub-Adviser, Salomon Brothers. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed one percent of each Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager has agreed that total expenses of Municipal Bond Fund (including for any fiscal year, the management fee, but excluding interest, taxes, extraordinary expenses and Class A and Class B distribution fees) shall not exceed one percent of the Fund's average net assets for the year. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its management services, the Investment Manager receives on an annual basis, .5 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, Municipal Bond and Cash Funds and .6 percent of the average daily net assets of the High Yield Fund, computed on a daily basis and payable monthly.

     The Investment Manager also acts as the administrative agent for the Funds, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and .045 percent of the average daily net assets of Cash Fund, calculated daily and payable monthly. The Investment Manager also acts as the transfer agent and dividend disbursing agent for the Funds. The Funds' expenses include fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Funds.

     For the year ended December 31, 1997, the total expenses, as a percentage of average net assets, were 1.07 percent for Class A and 1.85 percent for Class B shares of Corporate Bond Fund; .60 percent for Class A and 1.68 percent for Class B shares of U.S. Government Fund; .55 percent for Class A and 1.50 percent for Class B shares of Limited Maturity Bond Fund; .87 percent of Class A shares and 1.80 percent of Class B shares of High Yield Fund; .82 percent for Class A shares and 2.00 percent for Class B shares of Municipal Bond Fund; and .90 percent for Cash Fund.

PORTFOLIO MANAGEMENT

     The Corporate Bond, Limited Maturity Bond, U.S. Government Bond, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with certain portfolio managers being responsible for the day-to-day management of each particular Fund. Steve Bowser, Second Vice President and Portfolio Manager, and David Eshnaur, Assistant Vice President and Portfolio Manager of the Investment Manager, have day-to-day responsibility for managing Corporate Bond and Limited Maturity Bond Funds. Mr. Bowser has managed the Funds since June 1997 and Mr. Eshnaur has managed the Funds since January 1998. Mr. Bowser also has day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Vice President and Portfolio Manager of the Investment Manager, and David Eshnaur have day-to-day responsibility for managing the High Yield Fund. Mr. Swank has managed the Fund since its inception in 1996 and Mr. Eshnaur has managed the Fund since July 1997. Municipal Bond Fund is managed by Marybeth Whyte of Salomon Brothers. Ms. Whyte has had day-to-day responsibility for managing the Fund since May 1998.

     Steve Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

     David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

     Tom Swank has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Marybeth Whyte is a Senior Portfolio Manager at Salomon Brothers. Prior to joining Salomon Brothers in 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included actively managing and advising portfolios with assets of approximately $1.3 billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary Trust Company International. Ms. Whyte's previous experience includes managing high net worth individual portfolios, mutual funds and pension funds while employed by U.S. Trust Company and Bernstein-Macaulay Inc. Ms. Whyte received a Bachelor of Arts in Psychology from S.U.N.Y Oneonta and an M.B.A. in Finance from Bernard M. Baruch College.

YEAR 2000 COMPLIANCE

     Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because for the way date fields were encoded.

     The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure of any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

     Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Funds and the Investment Manager.

     The Year 2000 problem is expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

HOW TO PURCHASE SHARES

     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

     Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Shares of these Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of these Funds available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS

Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year.) See Appendix C on page 3941 for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value plus an initial sales charge as follows:

                                         SALES CHARGE
                              -----------------------------------
                               Applicable
                               Percentage  Percentage Percentage
  Amount of                        of          of     Reallowable
 Purchases at                   Offering   Net Amount to Dealers
Offering Price                   Price      Invested
-----------------------------------------------------------------
Less than $50,000                4.75%       4.99%      4.00%
$50,000 but less than $100,000   3.75%       3.90%      3.00%
$100,000 but less than
$250,000                         2.75%       2.83%      2.20%
$250,000 but less than
$1,000,000                       1.75%       1.78%      1.40%

$1,000,000 and over               None        None    (See below)
-----------------------------------------------------------------

     Purchases of Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 27.

     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLANS

     In addition to the sales charge deducted from Class A shares at the time of purchase, each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. Each Fund's Plan permits payments to be made by these Funds to the Distributor, to finance various activities relating to the distribution of their Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Funds.

     Under each Fund's Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' Class A shares. The distribution fee is charged to each Fund in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to finance joint distribution activities, for example advertisements promoting each of the Funds and the costs of such joint activities will be allocated among the Funds on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

     Each Class A Distribution Plan authorizes payment by the Class A shares of these Funds of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Funds' books to obtain certain administrative services for the Funds' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Other promotional activities which may be financed pursuant to the Plans include (i) informational meetings concerning these Funds for registered representatives interested in selling shares of the Funds and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of these Funds by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Funds' Statement of Additional Information.

     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' Class A Distribution Plan may be terminated at any time by vote of the directors of the respective Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the Fund's outstanding Class A shares. In the event any Class A Distribution Plan is terminated by its Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plans up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

      YEAR SINCE         CONTINGENT DEFERRED
   PURCHASE WAS MADE         SALES CHARGE

  First                           5%
  Second                          4%
  Third                           3%
  Fourth                          3%
  Fifth                           2%
  Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLANS

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Fund's Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

 CALCULATION AND WAIVER OF
 CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge, (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge also will be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 34 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

CASH FUND

     Shares of Cash Fund are offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

 1. BY MAIL

     (a) A check or negotiable bank draft should be sent to:

         Security Cash Fund
         P.O. Box 2548
         Topeka, Kansas 66601

     (b) Make check or draft payable to "SECURITY CASH FUND."

     (c) For initial investment include a completed investment application found on page 4 of this prospectus.

2.   BY WIRE

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) For an initial investment, you must also send a completed investment application to the Fund.

3. THROUGH BROKER/DEALERS

     Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Cash Fund during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Currently, service fees are paid on the aggregate value of Cash Fund accounts opened after July 31, 1990, at the following annual rate: .25 percent of aggregate net asset value for amounts of $1,000,000 or more.

PURCHASES AT NET ASSET VALUE

     Class A shares of Corporate Bond, Limited Maturity Bond Fund, U.S. Government, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE

     The portfolio turnover rate for the fiscal year ended December 31, 1997, was as follows: Corporate Bond Fund - 120 percent; U.S. Government Fund - 39 percent; Limited Maturity Bond Fund - 76 percent; High Yield Fund - 87 percent; Municipal Bond Fund - 48 percent. The Corporate Bond and Limited Maturity Bond Funds' portfolio turnover rate generally is expected to be less than 100 percent, and that of the U.S. Government Fund may exceed 100 percent, but is not expected to do so. The portfolio turnover rate for the High Yield Fund may exceed 100 percent but it is generally not expected to exceed 150 percent. Higher portfolio turnover subjects a fund to increased brokerage costs and may, in some cases, have adverse tax effects on a fund or its stockholders.

     Cash Fund is expected to have a high portfolio turnover rate due to the short maturities of its portfolio securities; this should not, however, affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Fund. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD's Conduct
Rules, consider sales of shares of the Fund in the selection of a broker.

     Securities held by the Funds also may be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of the Investment Manager, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     Cash Fund offers redemption by check. If blank checks are requested on the Checking Privilege Request Form, the Fund will make a supply available. Such checks may be drawn in any amount of $100 or more. When a check is presented to Cash Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days. The availability of checkwriting privileges may encourage multiple redemptions on an account. Whenever multiple redemptions occur, the difficulty of monitoring the shareholder's cost basis in his or her investment increases.

     In addition to the foregoing redemption procedures, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described in "How to Redeem Shares" on page 29.

DIVIDENDS AND TAXES

     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of these Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by these Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may also request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds (series of Income Fund), is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses, of that series.

     The following summarizes certain federal income tax considerations generally affecting the Funds, their stockholders and each underlying Series. See the Statement of Additional Information for further details. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Cash Fund's policy is to declare daily dividends of all of its net income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the last business day of each month at the net asset value on that date. If cash payment of dividends is desired, investors may so indicate in the appropriate section of the Cash Fund application and checks will be mailed within five business days after the beginning of the month. Confirmation of Cash Fund dividends will be sent quarterly, and confirmations of purchases and redemptions will be sent monthly. The amount of dividends may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Funds intends to qualify to be taxed seperately as a "regulated investment company" under the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to stockholders, provided the Fund continues to so qualify and distributes all or substantially all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Municipal Bond Fund intends to qualify to pay "exempt interest dividends" to its stockholders. Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. The Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

     Although exempt-interest dividends paid by the Municipal Bond Fund will be excluded by shareholders of the Fund from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be
(i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security or railroad retirement benefits are taxable. Moreover, the receipt of exempt-interest dividends from the Fund affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

     The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities.

     To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered taxable ordinary income for federal income tax purposes. Such dividends do not qualify for the dividends-received deduction for corporations. Distributions by Municipal Bond Fund, if any, of net long-term capital gains in excess of net short-term capital losses from the sale of securities are taxable to stockholders as long-term capital gain regardless of the length of time the stockholder has owned Fund shares, and will be taxable at a maximum rate of 20% or 28%, depending upon the Fund's holding period for the securities sold. Furthermore, a loss realized by a stockholder on the redemption, sale or exchange of shares of Municipal Bond Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the amount of such exempt-interest dividends if such shares have been held by the stockholder for six months or less.

     Distributions of net investment income and realized net short-term capital gain by Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain" depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long shareholder has held Fund shares. Since Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses.

     At December 31, 1997, Corporate Bond, Limited Maturity Bond, U.S. Government and Municipal Bond Funds, respectively, had accumulated net realized losses on sales of investments in the following amounts: $13,192,318, $62,591, $960,570 and $1,246,957.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice as to each year's taxable dividends and distributions, if applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Funds.

     The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally ten to fifteen percent) or to exemptions from tax. If applicable, the Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Fund plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Fund.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     Valuations of Municipal Bond Fund's municipal securities are supplied by a pricing service approved by the Board of Directors. Valuations furnished by the pricing service are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued by the pricing service considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     U.S. Government Fund values U.S. Government securities at market value, if available. If market quotations are not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at fair prices based on market quotations for securities of similar type, yield, quality and duration.

     The securities held by Cash Fund are valued on the basis of the amortized cost valuation technique which does not take into account unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. A similar procedure may be used for valuing securities held by the U.S. Government and Municipal Bond Funds having 60 days or less remaining to maturity, with the value of the security on the 61st day being used rather than cost.

     Because the expenses of distribution are borne by Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds through a front-end sales charge and by Class B shares of such Funds through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

     The Funds may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield" for each of the Funds, "effective yield" for Cash Fund, "taxable-equivalent yield" for Municipal Bond Fund and "average annual total return" and "aggregate total return" for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds.

     For Cash Fund, yield is calculated by measuring the income generated by a hypothetical investment in the Fund over a seven-day period. This income is then annualized by assuming that the amount of income generated over the seven-day period is generated each week over a 52-week period and is shown as a percentage of the investment.

     Cash Fund's effective yield will be calculated similarly but, when annualized, income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     With respect to Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds, yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

     Municipal Bond Fund's taxable-equivalent yield begins with that portion of the Fund's yield which is tax-exempt (determined using the same general formula used to calculate yield), which is then adjusted by an amount necessary to give the taxable yield equivalent to the tax-exempt yield at a stated income tax rate, and added to that portion of the Fund's yield, if any, which is not tax-exempt.

     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund over periods of one, five and ten years (up to the life of the Fund). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     In addition, total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of performance reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating performance to current or prospective stockholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds will include performance data for both Class A and Class B shares of the Funds in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate performance, see the Funds' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN

     An investor in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Fund shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (785) 431-3127 or (800) 888-2461, extension 3127.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will only be allowed if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 247. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Growth and Income, Equity, Global, Asset Allocation, Social Awareness, Value, Ultra, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

     Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for not less than 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.

     Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such stockholder if he or she were purchasing for cash.

     Stockholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds.

RETIREMENT PLANS

     The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series, and the Articles of Incorporation of Cash Fund provide for the issuance of an indefinite number of shares of capital stock in one or more series.


     Income Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in seven series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Total Return Fund, Global Asset Allocation Fund and Global High Yield Fund. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Municipal Bond and Cash Funds have authorized capital stock of $0.10 par value per share.

     Each of the Funds (except Cash Fund) currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation.

     When issued and paid for, each Fund's shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of Income Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of a Fund's outstanding shares.

     Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in this prospectus relating to another of the Funds. The Board of Directors of the Funds has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Security Funds at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A


APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

     The types of instruments that will form the major part of Cash Fund's investments are described below:

     U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

     Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKER'S ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds in which no interest is being paid.

     D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

SECURITY FUNDS
PROSPECTUS

APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

     The following are summaries of the ratings used by Moody's, Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:


MOODY'S INVESTORS SERVICE, INC.*

     AAA -- Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**

     AAA -- Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

     AA -- Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

     A -- Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FITCH INVESTORS SERVICE, INC.

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     NOTE: Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE

     The following ratings apply to short-term municipal notes and loans:

     MIG 1 -- Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2 -- Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

     The following ratings apply to both commercial paper and municipal paper:


     PRIME-1 -- Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

     PRIME-2 -- Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.


STANDARD & POOR'S CORPORATION

     The following ratings apply to short-term municipal notes:


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.


     The following ratings apply both to commercial paper and municipal paper:


     A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

FITCH INVESTORS SERVICE

     The following ratings apply to commercial paper:

     F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 -- Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

 *Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

**Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

SECURITY FUNDS

PROSPECTUS                                                            APPENDIX C

APPENDIX C

REDUCED SALES CHARGES
CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond, Growth and Income, Equity, Global, Asset Allocation, Social Awareness, Value or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Security Equity, Global, Asset Allocation, Social Awareness, Value, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation, or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

         SECURITY INCOME FUND

            o   CORPORATE BOND SERIES

            o   LIMITED MATURITY BOND SERIES

            o   U.S. GOVERNMENT SERIES

            o   HIGH YIELD SERIES

         SECURITY MUNICIPAL BOND FUND
         (formerly Security Tax-Exempt Fund)

         SECURITY CASH FUND

         STATEMENT OF ADDITIONAL INFORMATION
         MAY 1, 1998

         RELATING TO THE PROSPECTUS DATED MAY 1, 1998,
         AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

         (785) 431-3127
         (800) 888-2461
-------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY INCOME FUND

SECURITY MUNICIPAL BOND FUND
(formerly Security Tax-Exempt Fund)

SECURITY CASH FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1998

                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1998,

                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1998, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.

                                TABLE OF CONTENTS

                                                         Page
General Information.....................................    1
Investment Objectives and Policies of the Funds.........    2
   Security Income Fund.................................    2
     Corporate Bond Fund................................    2
     Limited Maturity Bond Fund.........................    3
     U.S. Government Fund...............................    5
     High Yield Fund....................................    7
   Security Municipal Bond Fund.........................    8
   Security Cash Fund...................................   12
Investment Methods and Risk Factors.....................   14
Investment Policy Limitations...........................   26
   Income Fund's Fundamental Policies...................   26
   Municipal Bond Fund's Fundamental Policies...........   27
   Cash Fund's Fundamental Policies.....................   28
Officers and Directors..................................   29
Remuneration of Directors and Others....................   31
How to Purchase Shares..................................   31
   Corporate Bond, Limited Maturity Bond,
     U.S. Government, High Yield and
     Municipal Bond Funds...............................   32
   Alternative Purchase Options.........................   32
   Class A Shares.......................................   32
   Security Income Fund's and Municipal Bond Funds'
     Class A Distribution Plans.........................   33
   Class B Shares.......................................   34
   Class B Distribution Plan............................   35
   Calculation and Waiver of Contingent Deferred Sales
     Charges............................................   35
   Arrangements With Broker/Dealers and Others..........   36
   Cash Fund............................................   37
Purchases at Net Asset Value............................   38
Accumulation Plan.......................................   38
Systematic Withdrawal Program...........................   38
Investment Management...................................   39
   Portfolio Management.................................   41
   Code of Ethics.......................................   42
Distributor.............................................   42
Allocation of Portfolio Brokerage.......................   43
Determination of Net Asset Value........................   44
How to Redeem Shares....................................   45
   Telephone Redemptions................................   47
How to Exchange Shares..................................   47
   Exchange by Telephone................................   48
Dividends and Taxes.....................................   48
Organization............................................   53
Custodian, Transfer Agent and Dividend-Paying Agent.....   54
Independent Auditors....................................   54
Performance Information.................................   54
Retirement Plans........................................   56
Individual Retirement Accounts (IRAs)...................   57
Roth IRAs...............................................   57
Education IRAs..........................................   57
SIMPLE IRAs.............................................   57
Pension and Profit-Sharing Plans........................   58
403(b) Retirement Plans.................................   58
Simplified Employee Pension Plans (SEPPs)...............   59
Financial Statements....................................   59
Tax-Exempt vs. Taxable Income...........................   59
Appendix A..............................................   60

GENERAL INFORMATION

     Security Income Fund, Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. The name of Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) was changed effective May 1, 1998. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 45.)

     Each of the Corporate Bond Series ("Corporate Bond Fund"), Limited Maturity Bond Series ("Limited Maturity Bond Fund"), U.S. Government Series ("U.S. Government Fund") and High Yield Series ("High Yield Fund") of Security Income Fund, Security Municipal Bond Fund ("Municipal Bond Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 256. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates with the value of the portfolio securities. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 48.)

     The shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). The shares of Cash Fund are sold to the public at net asset value. There is no sales charge or load when purchasing shares of Cash Fund. (See "How to Purchase Shares," page 312.)

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from Security Management Company, LLC (the "Investment Manager") for a fee. The Investment Manager has agreed that the aggregate annual expenses (including the management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed any expense limitation imposed by any state and shall not for Cash Fund exceed 1% of the average net assets of the Fund for the year. The Investment Manager has also agreed that the aggregate annual expenses (including the management compensation but excluding interest, taxes, extraordinary expenses and Class A and Class B distribution fees) shall not for Municipal Bond Fund exceed 1% of the average net assets of the Fund for the year. (See page 39 for a discussion of the Investment Manager and the Investment Advisory Contract.)

     Each Fund will pay all of its expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

     Under Distribution Plans adopted with respect to the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), these Funds are authorized to pay to the Distributor, an annual fee of .25% of the average daily net assets of the Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to finance various distribution-related activities. (See "Security Income and Municipal Bond Funds' Class A Distribution Plans," page 33.)

     Under Distribution Plans adopted with respect to the Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 35.)

     The Funds may utilize short-term trading to a limited extent in order to take advantage of differentials in bond yields consistent with their respective investment objectives. The portfolio turnover rate for the Funds' Class A and B shares for the fiscal year ended December 31, 1997 was: Corporate Bond - 120% ; U.S. Government - 39%; Limited Maturity Bond - 76%; High Yield - 87%; and Municipal Bond - 48%. The portfolio turnover rate for the Funds' Class A and B shares for the fiscal year ended December 31, 1996, was: Corporate Bond - 292%; U.S. Government - 75%; Limited Maturity Bond -105%; and Municipal Bond - 54%. The annualized portfolio turnover rate for the Class A and B shares of High Yield Fund for the period August 5, 1996 (date of inception) to December 31, 1996 was 168%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY INCOME FUND

     Security Income Fund ("Income Fund") consists of seven diversified Series (Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, MFR Emerging Markets Total Return, MFR Global Asset Allocation and MFR Global High Yield (formerly Global Aggressive Bond) Funds), each of which represents a different investment objective and which has its own identified assets and net asset values. The investment objectives of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

     Corporate Bond, Limited Maturity Bond and U.S. Government Funds will purchase solely debt securities and will not invest in securities which are not publicly traded or marketable. Short-term obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a significant amount of debt securities which sell at discounts from their face amount as a result of current market conditions. For example, debt securities with fixed-rate coupons are generally sold at a discount from their face amount during periods of rising interest rates.

     Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of stockholders of the Series.

CORPORATE BOND FUND

     The investment objective of the Corporate Bond Fund is to conserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs"); and
(viii) zero coupon securities. Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

     Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to the Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     Corporate Bond Fund may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

     The Fund may also invest directly or indirectly in common stocks and securities that are convertible into common stocks ("equity securities"); however, the Fund will not invest more than 10 percent of its total assets in equity securities. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in equity securities.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 35% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     Corporate Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

     Corporate Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

LIMITED MATURITY BOND FUND

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) mortgage-backed securities ("MBSs"); (viii) investment grade asset-backed securities; and (ix) zero coupon securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the Fund's dollar weighted average maturity will range from 2 to 10 years. It is not expected to exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. See Appendix A to the Prospectus for a description of corporate bond ratings.

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     The Fund may invest in Yankee CDs which are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities will not exceed 25% of the Fund's net assets. Investment in securities of foreign issuers presents certain risks, including future political and economic developments and the possible imposition of foreign governmental laws and restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

     The Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

     The Fund may also invest directly or indirectly in common stocks and securities that are convertible into common stocks ("equity securities"); however, the Fund will not invest more than 10 percent of its total assets in equity securities. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in equity securities.

     Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15% of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 35% of its net assets in MBSs, including CMOs and mortgage pass-through securities.

     The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.

     Limited Maturity Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when issued securities.

     Limited Maturity Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed (as to principal and interest) by, the U.S. Government, its agencies (such as the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. U.S. Government securities include bills, Certificates of Indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments including deposits and bankers acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Under normal circumstances, the Fund will invest at least 80% of the value of its total assets in U.S. Government securities.

     U.S. Government Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association (GNMA) certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either issued by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

     The Fund may invest in other mortgage-backed securities (MBSs) as discussed under "Investment Methods and Risk Factors - Mortgage-Backed Securities and Collateralized Mortgage Obligations" in the Prospectus. MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, or securities issued by private issuers. The Fund may not invest more than 20% of the value of its total assets in MBSs issued by private issuers. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.
     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund shareholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from three to five years.

     While there is minimal credit risk involved in the purchase of U.S. Government securities, as with any fixed income security the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed income investments, and a decline in interest rates will tend to increase their value. In addition, while debt securities with longer maturities normally produce higher yields, they are subject to potentially greater capital changes in market value than obligations with shorter maturities.

     The potential for appreciation in GNMAs and other MBSs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of MBSs occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables, published in 1981, utilize a 12-year average life assumption for GNMA pools of 26-30 year mortgages, and GNMA certificates continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates decline, which would result in a shorter average life than 12 years.

HIGH YIELD FUND

     The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities;
(vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund may also invest up to 35% of its assets in common stock (which may include
ADRs), warrants and rights. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high-yielding, high risk debt securities.

     High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

     High Yield Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. See the discussion of such instruments under "Investment Methods and Risk Factors." The Fund will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. High Yield Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

     High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10% of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness.

     High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

     As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, which require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the prospectus and this statement of additional information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the prospectus. As an operating policy, the Fund will not engage in short sales.

     The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     From time to time, High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund will range from 5 to 15 years under normal circumstances.

SECURITY MUNICIPAL BOND FUND

     The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital. Municipal Bond Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from regular federal income taxes under the Internal Revenue Code. The Fund may invest in securities which generate income that is subject to the federal alternative minimum tax. There is no assurance that Municipal Bond Fund's objective will be achieved.

     The tax-exempt securities in which Municipal Bond Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

     Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of Municipal Bond Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P and Fitch. Baa securities are described by Moody's as obligations on which "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." According to Fitch, "adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds, and therefore impair timely payment." The ratings of Moody's, S&P and Fitch represent their respective opinions of the quality of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

     Although Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

     From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Municipal Bond Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

     Municipal Bond Fund may invest in repurchase agreements which are agreements by which a purchaser (e.g., Municipal Bond Fund) acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Income earned by the Fund on repurchase agreements is not exempt from federal income tax even if the transaction involves municipal securities. Municipal Bond Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the net assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Municipal Bond Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     Municipal Bond Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves to right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors".

     See Appendix B to the prospectus for a further description of Moody's, S&P and Fitch ratings relating to municipal securities. As noted earlier, when Municipal Bond Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES

     MUNICIPAL BONDS. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

     There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

     As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

     Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Limitations," page 256.) Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

     Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Municipal Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Municipal Bond Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

     WHEN-ISSUED PURCHASES. From time to time, in the ordinary course of business, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its net asset value. Municipal Bond Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Municipal Bond Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

     PUTS OR STAND-BY COMMITMENTS. Municipal Bond Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Municipal Bond Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

     In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Municipal Bond Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

     SHORT-TERM MUNICIPAL SECURITIES. Although Municipal Bond Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

     Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

     The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

     Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

     Where short-term municipal securities are rated, the Municipal Bond Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of SP-2 or better by S&P, MIG 2 or better (or VMIG-2 or better, in the case of variable rate demand notes) by Moody's or F-2 or better by Fitch; for municipal paper this includes A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Municipal Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

     Municipal Bond Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

SECURITY CASH FUND

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. The Fund will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which Cash Fund may invest consist of the following:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument, or Investment Manager may forego the reassessment of credit risk if the security is disposed of or matures within five business days of downgrade and the Board is subsequently notified of the Investment Manager's actions. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's total assets will be invested in illiquid assets, which include repurchase agreements with maturities of more than seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     Cash Fund may also invest in guaranteed investment contracts ("GICs") issued by insurance companies, subject to the Fund's policy that not more than 10% of the Fund's total assets will be invested in illiquid assets. See the discussion of GICs under "Investment Methods and Risk Factors."

     RULE 144A SECURITIES. Certain of the securities acquired by Cash Fund may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

     VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund generally to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

     Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. The Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Fund investments in nongovernment obligations are subject to the ability of the issuer to satisfy its obligations.

     Cash Fund also intends to maintain a net asset value per share of $1.00, although there can be no assurance it will be able to do so. It is the Fund's policy to declare dividends on a daily basis of an amount equal to the net income plus or minus any realized capital gains or losses. (See "Dividends and Taxes," page 48.)

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     GENERAL RISK FACTORS. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

     The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     BORROWING. Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3%, Limited Maturity Bond, Municipal Bond and Cash Funds may each borrow up to 10% and Corporate Bond and U.S. Government Funds may each borrow up to 5% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

     GUARANTEED INVESTMENT CONTRACTS ("GICS"). Certain of the Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     RESTRICTED SECURITIES (RULE 144A SECURITIES). Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     The High Yield Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS). Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.
     CONVERTIBLE SECURITIES AND WARRANTS. Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     EQUITY SECURITIES. Certain Funds may invest directly or indirectly in common stocks and securities that are convertible into common stocks. Accordingly, an investment in the Fund is subject to the type of market risk that is generally associated with equity investments. The value of the Funds' investments may be affected by changes in the value of the overall stock market such that the value of an investment in the Fund upon redemption may be more or less than the initial amount invested.

     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     CMOs may be issued in a variety of classes and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES. Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS AND FUTURES STRATEGIES

     WRITING COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Investment Manager believes that writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

     Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

     The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

     The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

     WRITING COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

     PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security eventually is sold.

     Certain Funds also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     INTEREST RATE FUTURES CONTRACTS. Certain Funds may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

     The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

     The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Municipal Bond Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     INTEREST RATE SWAPS. The High Yield Fund may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Fund and the Investment Manager, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     EMERGING COUNTRIES. Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

     COSTS. Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest.

     AMERICAN DEPOSITARY RECEIPTS (ADRS). The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operate within certain fundamental investment policy limitations. These limitations may not be changed for the Funds without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund.

INCOME FUND'S FUNDAMENTAL POLICIES

     The fundamental investment policies of the Income Fund, which are applicable to each of the Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds are:

1. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment policy does not apply to the High Yield Fund.

2. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

3. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that for the High Yield Fund, this limitation applies only with respect to 75% of the value of its total assets.

4. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

5. Not to invest in companies for the purpose of exercising control of management.

6.   Not to act as underwriter of securities of other issuers.

7. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

8. Not to purchase or sell real estate. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

9. Not to buy or sell commodities or commodity contracts; provided, however, that the Funds may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

10. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to the High Yield Fund.

11. Not to invest its assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment policy does not apply to High Yield Fund.

12. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

13. With respect to each of the Corporate Bond and U.S. Government Funds, not to borrow money except for emergency purposes, and then not in excess of 5% of its total assets at the time the loan is made. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) With respect to the Limited Maturity Bond Fund, not to borrow money in excess of 10% of its total assets at the time the loan is made, and then only as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and policies. With respect to High Yield Fund, not to borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, High Yield Fund may borrow in amounts not exceeding 33 1/3% of the value of its total assets at the time when the loan is made.

14. Not to purchase securities of any other investment company; provided, however that Limited Maturity Bond Fund and the High Yield Fund may purchase securities of any investment company if in compliance with the Investment Company Act of 1940.

15. With respect to each of the Corporate Bond and U.S. Government Funds, not to issue senior securities; provided, however, that Limited Maturity Bond Fund and the High Yield Fund may issue senior securities if in compliance with the Investment Company Act of 1940.

16. With respect to Corporate Bond and U.S. Government Funds, not to invest in restricted securities (restricted securities are securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition); provided, however that Limited Maturity Bond Fund may invest in restricted securities if those securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933; and High Yield Fund may not invest more than 15% of its total assets in illiquid securities.

     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Fund interprets Fundamental Policy (8) to prohibit the purchase of real estate limited partnerships.

     MUNICIPAL BOND FUND'S FUNDAMENTAL POLICIES

     Municipal Bond Fund's fundamental investment policies are:

1. Not to invest less than 80% of its assets in securities which are exempt from regular federal income tax but which may be subject to alternative minimum tax, except for temporary defensive purposes;

2. Not to borrow money, except that borrowings from banks for temporary or emergency purposes may be made in an amount up to 10% of the Fund's total assets at the time the loan is made;

3. Not to issue senior securities as defined in the Investment Company Act of 1940 except insofar as the Fund may be deemed to have issued senior securities by reason of borrowing money for temporary or emergency purposes or purchasing securities on a when-issued or delayed delivery basis;

4. Not to purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short;

5. Not to make loans, except that this does not prohibit the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or entry into a repurchase agreement;

6. Not to engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities;

7. Not to invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein nor transactions in financial futures contracts;

8. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in securities of any one issuer (other than obligations issued by the U.S. government, its agencies or instrumentalities);

9. Not to purchase securities of other investment companies, or acquire voting securities, except in connection with a merger, consolidation, acquisition or reorganization;

10. Not to invest more than 25% of its total assets in securities the issuers of which are in the same industry. For purposes of this limitation, the U.S. government, its agencies or instrumentalities, and state or municipal governments and their political subdivisions are not considered members of any industry;

11. Not to pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by fundamental investment policy number (2) above;

12. Not to write, purchase or sell put or call options or combinations thereof, except that it may purchase and hold puts or "stand-by commitments" relating to municipal securities, as described in this prospectus;

13. Not to invest in securities which are not readily marketable, securities the disposition of which is restricted under federal securities laws or repurchase agreements maturing in more than seven days (collectively "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

     For purposes of restrictions (8) and (10) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

     The above limitations are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value or net assets will not result in violation of such limitations.

CASH FUND'S FUNDAMENTAL POLICIES

     Cash Fund's fundamental investment policies are:

1. Not to purchase any securities other than those referred to under "Security Cash Fund," page 12;

2. Not to borrow money, except that the Fund may borrow for temporary purposes or to meet redemption requests which might otherwise require the untimely disposition of a security (not for leveraging) in amounts not exceeding 10% of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. It is intended that any such borrowing will be liquidated before additional portfolio securities are purchased;

3. Not to pledge its assets or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction 2;

4. Not to make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies or (b) by investment in repurchase agreements, subject to limitations described under "Security Cash Fund," page 12;

5. Not to invest in the securities of an issuer if the officers and directors of the Fund or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities;

6. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Not to purchase more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding debt securities of any issuer are considered one class.)

8. Not to invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. (For purposes of this restriction, utilities will be divided according to their services; for example, gas, gas transmission, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to investment in bank obligations or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.)

9. Not to purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities;

10. Not to invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. (This restriction shall not apply to banks or any obligation of the United States Government, its agencies or instrumentalities.)

11. Not to engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

12.  Not to make short sales of securities;

13. Not to purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate;

14. Not to invest for the purpose of exercising control of management of another company;

15. Not to purchase oil, gas or other mineral leases, rights, or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

16. Not to purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

17.  Not to write, purchase or sell puts, calls, or combinations thereof;

18.  Not to purchase or sell commodities or commodity futures contracts;

19. Not to issue senior securities as defined in the Investment Company Act of 1940.

     Any investment restriction except restriction 2, which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by Cash Fund.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer Companies, Inc. (Wholesalers,
3616 Canterbury Town Road                                       Retailers and Developers) and Bellaire Shopping Center
Topeka, Kansas 66610                                            (Leasing and Shopping Center Management); Secretary
                                                                Treasurer, Palmer News, Inc. (Wholesale Distributors).

MARK L. MORRIS, JR.,** Director                                 Retired Former General Partner, Mark Morris Associates
5500 SW 7th Street                                              (Veterinary Research and Education).
Topeka, Kansas 66606

MAYNARD  OLIVERIUS, Director                                    President and Chief Executive Officer, Stormont-Vail
1500 SW 10th Avenue                                             HealthCare.
Topeka, Kansas  66604

JAMES R. SCHMANK,* Vice President and Director                  President and Managing Member Representative, Security
(Municipal Bond and Cash Funds)                                 Management Company, LLC; Senior Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.

MARIA FIORINI RAMIREZ,* Director (Income Fund)                  President and Chief Executive Officer, Maria Fiorini
One Liberty Plaza, 46th Floor                                   Ramirez, Inc.
New York, New York 10006

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Second
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Economist, Security Management
                                                                Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Treasurer                                    Assistant Vice President and Treasurer, Security Management
                                                                Company, LLC; Assistant Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

STEVEN M. BOWSER, Vice President                                Second Vice President and Portfolio Manager, Security
(Income Fund)                                                   Management Company, LLC; Second Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

THOMAS A. SWANK, Vice President                                 Vice President and Portfolio Manager, Security Management
(Income Fund)                                                   Company, LLC; Vice President and Chief Investment Officer,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

DAVID ESHNAUR, Vice President                                   Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC.  Prior to July 1997, Assistant
                                                                Vice President and Assistant Portfolio Manager, Waddell &
                                                                Reed.

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Secretary, Security Management Company, LLC;
                                                                Assistant Vice President and Assistant Counsel, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to June 1992, student at Washburn
                                                                University School of Law.

----------------------

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended.

** These directors serve on the Funds' audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.

--------------------------------------------------------------------------------

     The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Equity Fund; and Mr. Eshnaur, who is also Vice President of SBL Fund. The directors of the Funds, except Maria Fiorini Ramirez, also serve as directors of each of the other Funds managed by the Investment Manager. See the table under "Investment Management," page 39, for positions held by such persons with the Investment Manager. Ms. Lee holds identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland, Schmank and Young are also directors and Vice Presidents of the Distributor, and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the seven registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets.

     The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1997, and the aggregate compensation paid to each of the directors during calendar year 1997 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

                                                             PENSION OR RETIREMENT
                                                              BENEFITS ACCRUED AS         ESTIMATED
                          AGGREGATE COMPENSATION             PART OF FUND EXPENSES          ANNUAL      TOTAL COMPENSATION
NAME OF               -------------------------------    -------------------------------   BENEFITS      FROM THE SECURITY
DIRECTOR OF            INCOME   MUNICIPAL     CASH        INCOME   MUNICIPAL     CASH        UPON          FUND COMPLEX,
THE FUND                FUND    BOND FUND     FUND         FUND    BOND FUND     FUND     RETIREMENT    INCLUDING THE FUNDS
---------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.*  $  394   $     394    $  394        $   0    $    0      $   0       $     0       $         4,725
Donald A. Chubb, Jr.    1,971       1,971     1,971            0         0          0             0                23,650
John D. Cleland             0           0         0            0         0          0             0                     0
Donald L. Hardesty*     1,788       1,788     1,788            0         0          0             0                21,450
Penny A. Lumpkin        1,971       1,971     1,971            0         0          0             0                23,650
Mark L. Morris, Jr.     1,971       1,971     1,971            0         0          0             0                23,650
James R. Schmank            0           0         0            0         0          0             0                     0
Harold G. Worswick**        0           0         0            0         0          0             0                     0
Hugh L. Thompson        1,788       1,788     1,788            0         0          0             0                21,450

---------------

* Mr. Anton retired as a fund director February 1997. Mr. Hardesty resigned as a fund director effective April 1998.

** Mr. Worswick retired as a fund director February 1996. The amount of deferred compensation accrued for Mr. Worswick as of December 31, 1997, was $22,560. Mr. Worswick received deferred compensation in the amount of $15,266 during the year ended December 31, 1997.

     As of March 31, 1998, the Funds' officers and directors (as a group) beneficially owned less than 1% of the total outstanding Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds. Cash Fund's officers and directors (as a group) beneficially owned less than 1% of the total outstanding shares as of March 31, 1998. As of March 31, 1998, Municipal Bond Fund's officers and directors (as a group) beneficially owned 27,067 of Class A shares of Municipal Bond Fund which represented approximately 1.24% of the total outstanding Class A shares on that date.

HOW TO PURCHASE SHARES

     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 38.) An application may be obtained from the Distributor.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS

     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value plus an initial sales charge as follows:

                                                                   SALES CHARGE
                                            -----------------------------------------------------------
                                                APPLICABLE                               PERCENTAGE
AMOUNT OF PURCHASE                             PERCENTAGE OF      PERCENTAGE OF NET     REALLOWABLE
AT OFFERING PRICE                             OFFERING PRICE       AMOUNT INVESTED       TO DEALERS
------------------------------------------- -------------------- -------------------- -----------------
Less than $50,000........................          4.75%                4.99%              4.00%
$50,000 but less than $100,000...........          3.75                 3.90               3.00
$100,000 but less than $250,000..........          2.75                 2.83               2.20
$250,000 but less than $1,000,000........          1.75                 1.78               1.40
$1,000,000 or more.......................          None                 None            (See below)
------------------------------------------- -------------------- -------------------- -----------------

     Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" page 35. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

SECURITY INCOME  AND MUNICIPAL BOND FUNDS' CLASS A DISTRIBUTION PLANS

     As discussed in the prospectus, each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan authorizes these Funds to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of each Fund to finance various activities relating to the distribution of such shares of the Funds to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Directors of Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     For Income Fund, the Plan became effective on August 15, 1985, and was renewed by the directors of Income Fund on February 6, 1998, as to each of Corporate Bond and U.S. Government Funds. The Plan was adopted with respect to Limited Maturity Bond on October 21, 1994 and was renewed by the directors of Income Fund on February 6, 1998. The Plan was adopted with respect to the High Yield Fund on May 3, 1996, and renewed by the directors of Income Fund on February 6, 1998. For Municipal Bond Fund, the Plan became effective on May 1, 1998. Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Young, Schmank and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the
Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Funds and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

     Distribution fees paid by Class A stockholders of Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds to the Distributor under the Plan for the year ended December 31, 1997, totaled $194,234. In addition, $4,310 was carried forward from the previous plan year. Approximately $112,360 of this amount was paid as a service fee to broker/dealers and $90,489 was spent on promotions, resulting in a deficit of $12,926 going into the 1998 plan year. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning Corporate Bond and U.S. Government Funds. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES

     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:


  YEAR SINCE PURCHASE PAYMENT WAS MADE        CONTINGENT DEFERRED SALES CHARGE
  ------------------------------------        --------------------------------
               First                                          5%
               Second                                         4%
               Third                                          3%
               Fourth                                         3%
               Fifth                                          2%
          Sixth and Following                                 0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of Corporate Bond, U.S. Government and Municipal Bond Funds on July 23, 1993 and was renewed on February 6, 1998. The Plan was adopted with respect to Limited Maturity Bond Fund on October 21, 1994 and was renewed on February 6, 1998. The Plan was adopted with respect to the High Yield Fund on May 3, 1996, and renewed by the directors of Income Fund on February 6, 1998. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to the Distributor under the Plan for the year ended December 31, 1997, totaled $134,594. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of shares of the Funds pursuant to a Systematic Withdrawal Program (refer to page 38 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares (except shares of Cash Fund) in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------

Less than $2 million...................................            .00%
$2 million but less than $5 million....................            .15%
$5 million but less than $10 million...................            .25%
$10 million but less than $15 million..................            .35%
$15 million but less than $20 million..................            .50%
$20 million or more....................................            .75%
--------------------------------------------------------------------------------
* The maximum marketing allowance factor applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.

     For the calendar year ended December 31, 1997, the following dealers received a marketing allowance:

                         DEALER                             AMOUNT
--------------------------------------------------------- ---------
Legend Equities Corp....................................  $ 149,054
Investment Advisors & Consultants, Inc..................     24,480
VSR Financial Services, Inc.............................     19,859
Hepfner Securities Corp.................................     13,671
OFG Financial Services, Inc.............................      6,555
Berthel Fisher & Company Financial Services, Inc........      6,038
SunAmerica..............................................      4,022
J. D. Andrews...........................................      3,493
George K. Baum & Co., Inc...............................      3,799
KMS.....................................................      3,034
                                                          ---------
                                                          $ 231,932
                                                          =========

CASH FUND

     Cash fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL.

     (a)  A check or negotiable bank draft should be sent to:

                               Security Cash Fund
                                  P.O. Box 2548
                                 Topeka, Kansas
                                   66601-2548

     (b)  Make check or draft payable to "Security Cash Fund."

     (c) For initial investment include a completed investment application found at the back of the prospectus.

2.   BY WIRE.

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) For an initial investment, you must also send a completed investment application to the Fund.

3. THROUGH BROKER/DEALERS. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.


     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

     Investors in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 35. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

     Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, has served as investment adviser to Income Fund, Municipal Bond Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contracts for Income Fund, Municipal Bond Fund and Cash Fund, respectively, are dated March 27, 1987, October 7, 1983 and June 23, 1980, and were renewed by the Funds' Board of Directors at a regular meeting held February 6, 1998. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a life insurance company with over $7.4 billion of insurance in force, is incorporated under the laws of Kansas.

     Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed 1% of the Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.

     The Investment Manager has engaged Salomon Brothers Asset Management Inc ("Salomon Brothers"), 7 World Trade Center, New York, NY 10048, to provide investment advisory services to the Municipal Bond Fund pursuant to a Sub-Advisory Agreement, dated as of May 1, 1998. Pursuant to this agreement, Salomon Brothers furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Municipal Bond Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Salomon Brothers an amount equal to .22% of the average net assets of Municipal Bond Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.


     Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Travelers Group, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. Currently Salomon Brothers and its affiliates manage approximately $26.6 billion in assets.

     For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to .5% of the average daily closing value of the Corporate Bond, Limited Maturity Bond, U.S. Government, Municipal Bond and Cash Fund's net assets and .60% of the average daily closing value of the High Yield Fund, each computed on a daily basis and payable monthly. During the fiscal years ended December 31, 1997, 1996 and 1995, the Funds paid the following amounts to the Investment Manager for its services:
1997 - $450,862, 1996 - $534,366, and 1995 - $549,076 for Income Fund; 1997 -
$115,812, 1996 - $120,946, and 1995 - $128,492 for Municipal Bond Fund; and 1997
- $238,616, 1996 - $247,304, and 1995 - $254,139 for Cash Fund. For the years ended December 31, 1997, 1996, 1995 , the Investment Manager agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of the Class A shares of Corporate Bond, U.S. Government and Limited Maturity Bond Funds to 1.1% of the average daily net assets and the Class B shares to 1.85% of the average daily net assets of the respective Funds. Accordingly, the Investment Manager reimbursed those Funds in the following amounts: 1997 - $42,687, 1996 - $60,974, and 1995 - $16,803 for U.S. Government Fund; 1997 - $17,462, 1996 - $10,663, and
1995 - $15,121 for Corporate Bond Fund; and 1997 - $30,621; 1996 - $27,868 and
1995 - $8,640 for Limited Maturity Bond Fund. For the year ended December 31, 1997, the Investment Manager also agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of High Yield Fund to 1.0% of the average daily net assets of Class A shares and 2.75% of Class B shares of the Fund. Accordingly, the Investment Manager reimbursed the High Yield Fund the amount of $41,748. For the year ended December 31, 1995, expenses incurred by Cash Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Cash Fund in the amount of $12,968. For the years ended December 31, 1996 and 1995, expenses incurred by Municipal Bond Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Municipal Bond Fund the following amounts: 1996 - $2,358 and 1995 - $4,504. In addition, the Investment Manager agreed to waive the investment advisory fees of Limited Maturity Bond, U.S. Government and High Yield Funds for the fiscal years ended December 31, 1998, 1997 and 1996.

     Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contracts between Security Management Company, LLC and Income Fund, Municipal Bond Fund and Cash Fund, dated March 27, 1987, October 7, 1983 and June 23, 1980, respectively, expire on April 1, 1999, May 1, 1999 and June 1, 1999. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     Pursuant to Administrative Services Agreements with the Funds dated April 1, 1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of .09% of the average net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds and .045% of the average net assets of Cash Fund, calculated daily and payable monthly. During the fiscal years ended December 31, 1997, 1996, and 1995 , the Funds paid the following amounts for administrative services: 1997 - $80,734, 1996 - $95,487, and 1995 - $98,667 for Income Fund;
1997 - $20,846, 1996 - $22,530, and 1995 - $23,129 for Municipal Bond Fund; and
1997 - $21,990, 1996 - $21,721, and 1995 - $22,898 for Cash Fund.

     Under the Administrative Services Agreements identified above, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 ($.50 for Cash Fund) per dividend transaction. During the fiscal years ended December 31, 1997, 1996, and 1995, the Funds paid the following amounts for transfer agency services: 1997 - $141,412, 1996 - $128,776, and 1995 - $127,227 for Income Fund; 1997 - $15,105, 1996 - $16,538,
and 1995 - $16,716 for Municipal Bond Fund; and 1997 - $119,258, 1996 -
$130,682, and 1995 - $152,798 for Cash Fund.

     The total expenses of the Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond and Cash Funds for the fiscal year ended December 31, 1997 were $779,490, $40,141, $66,075, $93,993, $207,999, and
$420,214, respectively. The expense ratio for fiscal year 1997 was 1.07% and 1.85%, respectively of the average net assets of Class A and B shares of the Corporate Bond Fund and .55% and 1.50%, respectively, of the average net assets of Class A and Class B shares of Limited Maturity Bond Fund. The expense ratio for the fiscal year 1997 was .60% and 1.68%, respectively, of the net assets of Class A and Class B shares of U.S. Government Fund; .87% and 1.80%, respectively, of the net assets of Class A and Class B shares of High Yield Fund; .82% and 2.00%, respectively, of the net assets of Class A and Class B shares of Municipal Bond Fund; and .90% of Cash Fund. The expense figures quoted are net of expense reimbursements and by fees paid indirectly as a result of earnings credits earned on overnight cash balances.

     The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

------------------------- -------------------------------- -------------------------------------------------------------
NAME                      POSITIONS WITH THE FUNDS         POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
------------------------- -------------------------------- -------------------------------------------------------------
James R. Schmank          Vice President                   President and Managing Member Representative

John D. Cleland           President and Director           Senior Vice President and Managing Member Representative

Jane A. Tedder            Vice President                   Vice President and Senior Economist

Mark E. Young             Vice President                   Vice President

Amy J. Lee                Secretary                        Secretary

Brenda M. Harwood         Treasurer                        Assistant Vice President and Treasurer

Steven M. Bowser          Vice President                   Second Vice President and Portfolio Manager
                          (Income Fund only)

Thomas A. Swank           Vice President                   Vice President and Portfolio Manager
                          (Income Fund only)

David Eshnaur             Vice President                   Assistant Vice President and Portfolio Manager
                          (Income Fund only)

Christopher D. Swickard   Assistant Secretary              Assistant Secretary

PORTFOLIO MANAGEMENT

     The Corporate Bond, Limited Maturity Bond, U.S. Government Bond, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with portfolio managers being responsible for the day-to-day management of each particular Fund. Steve Bowser, Second Vice President and Portfolio Manager of the Investment Manager, and David Eshnaur, Assistant Vice President and Portfolio Manager of the Investment Manager, have day-to-day responsibility for managing Corporate Bond and Limited Maturity Bond Funds. Mr. Bowser has managed the Funds since June 1997 and Mr. Eshnaur has managed the Funds since January 1998. Mr. Bowser also has had day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank and David Eshnaur have day-to-day responsibility for managing the High Yield Fund. Mr. Swank has managed the Fund since its inception in 1996 and Mr. Eshnaur has managed the Fund since July 1997. Municipal Bond Fund is managed by Marybeth Whyte of Salomon Brothers. She has had day-to-day responsibility for managing the Fund since May 1998.

     Mr. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

     David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

     Tom Swank, Portfolio Manager of the Investment Manager, has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Marybeth Whyte is a Senior Portfolio Manager at Salomon Brothers. Prior to joining Salomon Brothers in 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included actively managing and advising portfolios with assets of approximately $1.3 billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary Trust Company International. Ms. Whyte's previous experience includes managing high net worth individual portfolios, mutual funds and pension funds while employed by U.S. Trust Company and Bernstein-Macaulay Inc. Ms. Whyte received a Bachelor of Arts in Psychology from S.U.N.Y Oneonta and an M.B.A. in Finance from Bernard M. Baruch College.

CODE OF ETHICS

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Funds; (b) is being purchased or sold by one or more of the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, and October 7, 1983, respectively. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Variflex Variable Annuity Account (Variflex), Variflex Variable Annuity Account (Variflex Educator Series), SBL Variable Annuity Account VIII (Variflex
LS), SBL Variable Annuity Account VIII (Variflex Signature), the Parkstone Variable Annuity Account and Security Varilife Separate Account.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     For the fiscal year ended December 31, 1997, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B shares in the amounts set forth in the table below.

                                                                                        COMPENSATION
                                             GROSS UNDERWRITING   NET UNDERWRITING           ON
FUND                                             COMMISSIONS         COMMISSIONS         REDEMPTION
-------------------------------------------- -------------------- ------------------ -------------------
Corporate Bond Fund........................       $26,659              $5,221            $15,849
Limited Maturity Bond Fund.................        11,846               2,232                893
U.S. Government Bond Fund..................        10,659               1,979              2,159
High Yield Fund............................         1,161                 736              1,161
Municipal Bond Fund........................         3,510               2,581              3,510
-------------------------------------------- -------------------- ------------------ -------------------

     The Distributor received gross underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions for Class B shares of $132,788 for Income Fund and $42,066 for Municipal Bond Fund and retained net underwriting commissions of $39,452 for Income Fund and $13,059 for Municipal Bond Fund for the fiscal year ended December 31, 1996. The Distributor received gross underwriting commissions on sales of Class A shares of $80,868 and $244,043 for Income Fund and $20,691 and $64,008 for Municipal Bond Fund and retained net underwriting commissions of $9,910 and $48,307 for Income Fund and $4,103 and $13,009 for Municipal Bond Fund for the fiscal years ended December 31, 1995 and 1994, respectively.

     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO. No brokerage commissions were paid by the Funds for the years ended December 31, 1997, 1996, and 1995.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.

     Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Funds, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

     U.S. Government Fund will generally value securities at market value, if available. If market value is not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at prices based on market quotations for securities of similar type, yield, quality and duration.

     Valuations furnished by the pricing service with respect to Municipal Bond Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Municipal Bond Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

     Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

     During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

     The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Cash Fund instruments prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant net asset value per share of $1.00. See "Security Cash Fund," page 12, and "Dividends and Taxes," page 48. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

     U.S. Government Fund and Municipal Bond Fund may use the amortized cost valuation technique utilized by Cash Fund for securities with maturities of 60 days or less. In addition, U.S. Government and Municipal Bond Funds may use a similar procedure for securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

     The Funds will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager less any applicable deferred sales charge. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     Cash Fund offers redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Checks for the Cash Fund may be drawn payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." Each new stockholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a stockholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future stockholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 56.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

     Municipal Bond Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem stockholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the stockholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all stockholders that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

TELEPHONE REDEMPTIONS

     Stockholders of the Funds may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 45.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor, stockholders of the Funds may exchange their shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Equity, Growth and Income, Global, Ultra, Asset Allocation, Social Awareness, Emerging Markets Total Return, Global Asset Allocation and Global High Yield Funds. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the stockholder were purchasing shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging stockholder directly to the Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

     Stockholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to the Investment Manager, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 48.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds, including charges and expenses, are contained in the current prospectus describing each Fund. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various funds are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge.

     Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the net asset value on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

     Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its stockholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. Municipal Bond Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

     In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings", referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Fund, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Municipal Bond Fund.

     To the extent that Municipal Bond Fund's interest income is attributable to private activity bonds, dividends allocable to such income, while exempt from the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. In addition, for corporate stockholders of Municipal Bond Fund, exempt interest may comprise part or all of an adjustment to alternative minimum taxable income.

     Stockholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be taxable to stockholders as "20% Rate Gains" if the shares had been held for more than 18 months or as "28% Rate Gains" if the shares had been held for more than one year but no more than 18 months. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Municipal Bond Fund, is used to calculate the portion of Social Security benefits that is taxed.

     Under the Internal Revenue Code, a stockholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by Municipal Bond Fund are included in alternative minimum taxable income, corporate stockholders may be subject to the environmental tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Municipal Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and High Yield Fund (the Series of Income Fund) will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but no loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Municipal Bond Fund shares. (See "Municipal Securities," page 910.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

     Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in seven series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund, MFR Emerging Markets Total Return Fund, MFR Global Asset Allocation Fund and MFR Global High Yield Fund (formerly Global Aggressive Bond
Fund). The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Municipal Bond and Cash Funds have not issued shares in any additional series at the present time. Municipal Bond and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Municipal Bond and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund and Cash Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of each Fund to serve as the independent auditors of the Funds, and as such, the firm will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Municipal Bond Fund and average annual total return and aggregate total return for Municipal Bond and Income Funds.

     For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Cash Fund's current yield for the seven-day period ended December 31, 1997 was 5.18%.

     Cash Fund's effective (or compound) yield for the same period was 5.32%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield of the Fund may be obtained by calling the Fund.

     Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

     With respect to Income Fund and Municipal Bond Fund, quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      A-B
                          YEILD = 2((----- + 1)^6 - 1)
                                      CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Municipal Bond Fund's tax-equivalent yield, like yield, is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

     For the 30-day period ended December 31, 1997, the yield for the Class A shares of the following Funds was 5.95% for Corporate Bond Fund, 6.78% for Limited Maturity Bond Fund, 5.78% for the U.S. Government Fund, 11.77% for High Yield Fund, and 3.70% for Municipal Bond Fund. For the same period, the tax equivalent yield for the Class A shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 4.35% and 5.14%.

     For the 30-day period ended December 31, 1997, the yield for the Class B shares of the following Funds was 5.07% for the Corporate Bond Fund, 6.16% for Limited Maturity Bond Fund, 4.83% for the U.S. Government Fund, 7.10% for High Yield Fund, and 2.67% for Municipal Bond Fund. For the same period, the tax equivalent yield for the Class B shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 3.14% and 3.71%.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Income Fund or Municipal Bond Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                  P(1+T)^N = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return for Class A shares of the Corporate Bond Fund was 4.47%, 5.10% and 7.30%, respectively. For the 1-year period ended December 31, 1997, the average annual total return for Class B shares of Corporate Bond Fund was 3.74%. For the period October 19, 1993 (date of inception) to December 31, 1997, the average annual total return for Class B shares of the Corporate Bond Fund was 1.85%.

     For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return for Class A shares of the U.S. Government Fund was 4.12%, 6.04% and 7.64%, respectively. For the 1-year period ended December 31, 1997, the average annual total return for Class B shares of U.S. Government Fund was 2.86%. For the period October 19, 1993 (date of inception) to December 31, 1997, the average annual total return for Class B shares of the U.S. Government Fund was 3.38%.

     For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return for Class A shares of Municipal Bond Fund was 3.17%, 4.70% and 6.31%, respectively. For the 1-year period ended December 31, 1997, the average annual total return for Class B shares of Municipal Bond Fund was 1.94%. For the period October 19, 1993 (date of inception) to December 31, 1997, the average annual total return for Class B shares of Municipal Bond Fund was 1.87%.

     For the 1-year period ended December 31, 1997, the average annual total return for Class A and B shares of Limited Maturity Bond Fund was 3.76% and 2.70%, respectively. For the period January 17, 1995 (date of inception) to December 31, 1997, the average annual total return for Class A and B shares of Limited Maturity Bond Fund was 6.29% and 5.79%, respectively.

     For the 1-year period ended December 31, 1997, the average annual total return for Class A and B shares of High Yield Fund was 7.25% and 6.45%, respectively. For the period August 5, 1996 (date of inception) to December 31, 1997, the average annual total return for Class A and B shares of High Yield Fund was 8.94% and 9.02%, respectively.

     The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                  P(1+T)^N = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of the Corporate Bond Fund, the U.S. Government Fund and Municipal Bond Fund calculated as described above for the period from December 31, 1987, for the Corporate Bond Fund, U.S. Government Fund and Municipal Bond Fund, through December 31, 1997 was 102.2%, 108.7% and 84.3%, respectively. These figures reflect deduction of the maximum initial sales load.


     The aggregate total return on an investment made in Class B shares of the Corporate Bond Fund, the U.S. Government Fund and Municipal Bond Fund calculated as described above for the period October 19, 1993 through December 31, 1997 was 8.0%, 15.0% and 8.1%, respectively. These figures reflect deduction of the maximum contingent deferred sales charge.

     The aggregate total return on an investment made in Class A and B shares of the Limited Maturity Bond Fund for the period January 17, 1995 through December 31, 1997 was 19.7% and 18.1%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.

     The aggregate total return on an investment made in Class A and B shares of the High Yield Fund for the period August 5, 1996 (date of inception) through December 31, 1997, was 12.8% and 12.9%, respectively. These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge.

     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, tax-equivalent yield, average annual total return or aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Municipal Bond Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Municipal Bond Fund is not an appropriate investment for retirement plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund, or in other Funds in the Security Group. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which become available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

     An individual may make a contribution to a traditional IRA which is deductible for federal income tax purposes. A contribution is deductible if (i) neither the individual nor his or her spouse is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a specified level. The income limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000. However, an individual not permitted to make a deductible contribution to an IRA may nevertheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

     Section 408A of the Code permits eligible individuals to establish a Roth IRA for tax years beginning in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's life time. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the owner.

     Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA in 1998, the taxable amount in the owner's traditional IRA will be includable in income over a four-year period; for conversions after 1998, the taxable amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

EDUCATION IRAS

     Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Cash Fund or other Funds in the Security Group in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of the Funds, which are contained in the Funds' Annual Report dated December 31, 1997, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

     The following table shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields using the 1998 tax rates contained in the Code. The table illustrates what you would have to earn on taxable investments to equal a given tax-exempt yield in your federal income tax bracket. Locate your income (after deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you would need to match a given tax-free yield. There is, of course, no assurance that an investment in Municipal Bond Fund will result in the realization of any particular return.

                                                   Your
                                                   income
                                                     tax
               If your taxable income is:          bracket                     And a tax-free yield of:
           Joint Return         Single Return        is:       5%      6%      7%     8%      9%     10%     11%     12%
------- -------------------- -------------------- ---------- ------- ------- ------- ------ ------- ------- ------- -------
1998
              0  -  36,900         0  -  22,100     15.0%      5.88    7.06    8.24    9.41  10.59   11.76   12.94   14.12
         36,901  -  89,150    22,101  -  53,500     28.0       6.94    8.33    9.72   11.11  12.50   13.89   15.28   16.67
         89,151  - 140,000    53,501  - 115,000     31.0       7.25    8.70   10.14   11.59  13.04   14.49   15.94   17.39
        140,001  - 250,000   115,001  - 250,000     36.0       7.81    9.38   10.94   12.50  14.06   15.63   17.19   18.75
        250,001 and over     250,001 and over       39.6       8.28    9.93   11.59   13.25  14.90   16.56   18.21   19.87

                                  APPENDIX A

CLASS A SHARES OF CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, HIGH YIELD AND MUNICIPAL BOND FUNDS

REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds alone or in combination with Class A shares of other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Fund for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund, Security Growth and Income, Security Ultra Fund, or Security Equity Fund in those states where shares of the Funds being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser in Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield or Municipal Bond Funds may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield, Municipal Bond Fund, Security Equity Fund, Security Growth and Income Fund, or Security Ultra Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from the Investment Manager.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, High Yield Fund or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Fund without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Equity Fund, Security Ultra Fund, or Security Growth and Income Fund up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

SECURITY FUNDS
ANNUAL REPORT
December 31, 1997

o Security Income Fund

  - Corporate Bond Series

  - U.S. Government Series

  - Limited Maturity Bond Series

  - High Yield Series

o Security Tax-Exempt Fund

o Security Cash Fund

[SECURITY DISTRIBUTORS LOGO]
Security Distributors, Inc.
A Member of The Security Benefit
Group of Companies

SECURITY FUNDS

President's Letter
February 15, 1998

To Our Shareholders:

1997 produced a roller coaster ride for investors in fixed income instruments. The year began with the thirty-year Treasury bond yielding 6.64%. It traded up to 7.14% in April, and spent a good part of the year in a range between 6.40% and 6.80% before beginning a sharp decline in the fourth quarter. The long bond ended the year at 5.92%, very close to the 5.77% record low since the government began regular sales of thirty-year bonds in 1977.

The performance of our fixed income portfolios was excellent in 1997. Total returns ranged from 12.56% on the High Yield Series to 8.97% on the Intermediate-term Limited Maturity Bond Series, well in line with their peers and benchmark indexes.(1)

CONTRIBUTORS TO THE RATE DECLINE

The chief economic component behind the decline in interest rates late in the year we believe was the ultimate recognition that inflation has at long last been brought under control. This was a result of a combination of the enormously competitive global economic environment and the extremely astute monetary policy of our central bank under the direction of Alan Greenspan, as well as that of other central bankers around the world.

Perhaps the greatest recent influence on the U.S. inflation picture has been and continues to be the weakened economic conditions in the southeast Asian countries. As sales decline in their home markets, these countries are increasing their efforts to export goods to European and American buyers, often at reduced prices. This price competition makes it necessary for U.S. manufacturers to drop their price levels in order to remain competitive. Although the situation may be unpleasant for residents of the Asian countries, the resulting low inflation rates should benefit our bond markets.

A LOOK INTO THE YEAR AHEAD

Our fixed income portfolios are now being managed by two members of our very capable fixed income team. Steven Bowser, who has worked with Security Benefit Group's general account portfolio for the past five years, is overseeing the investment-grade portions of the portfolio. David Eshnaur, who joined the Security Management group of investment professionals in 1997, is working with the high yield issues. In addition, our expanded team of research analysts lend support to the two managers with their work.

We expect the positive environment for fixed income investors to continue into 1998. The still favorable inflation picture and a continuation of the "flight to quality" as a result of the uncertain international environment brought about by problems in southeast Asia give us the prospect of long term interest rates trading close to the 5.50% level as measured by the thirty-year government bond. We also believe that there is a reasonable prospect for the Federal Reserve Bank to reduce short term interest rates, depending on how severe the global economic problems triggered by the Asian crisis turn out to be.

As always, we appreciate your continuing investments in Security products. We invite your comments and questions at any time.

/s/ JOHN CLELAND

John Cleland, President
The Security Funds

Manager's Commentary
February 15, 1998

SECURITY INCOME FUND
Corporate Bond Series

The Corporate Bond Series of Security Income Fund completed a successful year in 1997, generating a total return of 9.63% compared with its Lipper peer group average of 9.17%, and finishing the year in the top quartile of its peer group.(1) These returns are slightly lower than the benchmark Lehman Brothers Corporate Bond Index, however, which generated a 10.23% total return for the year.

RESTRUCTURING STEPS IN 1997

After a disappointing first quarter, we took steps to restructure the portfolio with an overall emphasis on spreading the risk by sector and by size of individual holdings. The average quality in the high yield portion of the Series was upgraded, and issues providing a yield premium over Treasury bonds were sought.

During the fall months, yield spreads between Treasuries and corporate bond issues tightened considerably, reducing the attractiveness of corporates. When the reward for accepting a lower quality was minimal, we chose to buy Treasury issues instead. This helped overall performance in the fourth quarter, when Treasury bond prices increased dramatically as investors moved funds from Asian countries in a "flight to quality."

CURRENT PORTFOLIO STRUCTURE

We were fortunate to have eliminated our Asian exposure in mid-summer, selling such "Yankee bond" issues as Petronas, Bangkok Bank, and Malayan Bank before the Asian markets met disaster. (Yankee bonds are issued by foreign corporations, but denominated in dollars for U.S. investors.) We also sold issues in the troubled hospital care sector. We broadened our high yield position, emphasizing the better quality issues, in order to gain additional yield.

At the end of 1997 the portfolio consisted of 41% investment grade corporate bonds, 21% high yield issues, 13% Yankee bonds, 8% Treasuries, and 16% mortgage-backed securities, with the remaining 1% in cash. At year-end the average duration of the Series was 5.9 years, with an overall mid-A credit quality average. Our target is to have no more than 2% of the assets invested in any one company, with high yield issues being 1% or less per name.

PLANS FOR THE YEAR AHEAD

We believe this formula of diversification by sector and security will serve us well in the volatile investment climate we expect in 1998. We will continue to look for areas in which we can upgrade credit quality and increase yield. If interest rates begin to reverse direction and move up, we will keep our portfolio average duration close to that of the benchmark index in order to reduce volatility. Our sizeable position in very liquid U.S. Treasury issues allows us to adjust quickly to changes in economic conditions.

We will continue to use the talents of our expanded analytical team to add value in the portfolio holdings. At this particular stage in the economic cycle, it is important to excel in individual security selection in order to compete with one's peers.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Manager's Commentary
February 15, 1998

                             CORPORATE BOND SERIES

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                  Security Funds         Lehman Brothers
   Date                        Corporate Bond Fund    Corporate Bond Index
----------                     -------------------    --------------------
12/31/1987 ..................      $ 10,000.00           $ 10,000
03/31/1988 ..................         9,750.05             10,444
06/30/1988 ..................         9,806.18             10,560
09/30/1988 ..................        10,003.23             10,809
12/31/1988 ..................        10,138.40             10,922
03/31/1989 ..................        10,250.72             11,053
06/30/1989 ..................        10,855.21             11,928
09/30/1989 ..................        10,888.25             12,084
12/31/1989 ..................        11,149.08             12,461
03/31/1990 ..................        11,158.35             12,352
06/30/1990 ..................        11,564.12             12,834
09/30/1990 ..................        11,375.15             12,831
12/31/1990 ..................        11,880.80             13,340
03/31/1991 ..................        12,332.65             13,909
06/30/1991 ..................        12,557.54             14,186
09/30/1991 ..................        13,204.99             15,019
12/31/1991 ..................        13,796.96             15,811
03/31/1992 ..................        13,756.13             15,695
06/30/1992 ..................        14,268.15             16,377
09/30/1992 ..................        14,855.21             17,150
12/31/1992 ..................        15,031.61             17,184
03/31/1993 ..................        15,954.38             18,052
06/30/1993 ..................        16,544.71             18,655
09/30/1993 ..................        17,270.94             19,304
12/31/1993 ..................        17,092.50             19,275
03/31/1994 ..................        16,206.18             18,596
06/30/1994 ..................        15,638.30             18,303
09/30/1994 ..................        15,589.88             18,438
12/31/1994 ..................        15,679.69             18,518
03/31/1995 ..................        16,421.91             19,615
06/30/1995 ..................        17,292.80             21,074
09/30/1995 ..................        17,621.80             21,570
12/31/1995 ..................        18,537.60             22,636
03/31/1996 ..................        17,871.59             22,052
06/30/1996 ..................        17,863.27             22,150
09/30/1996 ..................        18,250.02             22,592
12/31/1996 ..................        18,440.79             23,379
03/31/1997 ..................        18,233.72             23,143
06/30/1997 ..................        18,874.89             24,098
09/30/1997 ..................        19,629.42             25,041
12/31/1997 ..................        20,219.41             25,771

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $20,219. By comparison, the same $10,000 investment would have grown to $25,771 based on the performance of the Lehman Brothers Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Corporate Bond Index includes all corporate debt securities rated A or higher.

                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                 Class A Shares                  Class B Shares
            ----------------------      -----------------------------
            1 Year           4.47%      1 Year                  3.74%
            5 Years          5.10%      Since Inception         1.85%
            10 Years         7.30%      (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund returned an attractive 9.19% in the year just completed.(1) This compared very favorably with the average 8.84% return of its Lipper peers, placing the fund in the top third of the group. The total return lagged slightly the 9.59% return of the benchmark Lehman Government Bond Index over the period.

FACTORS CONTRIBUTING TO OVERALL PERFORMANCE

As interest rates declined during the second half of 1997 we reduced slightly our holdings in mortgage-backed securities. In times of falling interest rates, concerns that homeowners will refinance or prepay their mortgages tends to hold back returns on these types of bonds. The proceeds from the sales were for the most part used to purchase federal agency securities, which yielded more than Treasury issues of similar maturities.

PORTFOLIO COMPOSITION AT YEAR END

The sector weightings in the portfolio at the end of the year consisted of 43% federal agency issues, 23% Treasury securities, 33% mortgage-backed bonds, and about 1% in cash. Although the spread between yields on Treasury bonds and agency securities were narrow at times during the year, (perhaps reducing the attractiveness of agency issues) any incremental advantage in yield helps competitive position based on total return in an all government securities portfolio.

The portfolio's duration at the close of 1997 was 5.2 years, slightly longer than the 5.1 year duration of the benchmark index. As interest rates declined through the second half of the year, we extended duration from the 4.85 year level at the end of June because longer-maturity bonds generally reap greater benefits from a drop in yields. The average coupon in the portfolio was 8.01% versus the benchmark index average 6.92%, primarily because of the greater representation of mortgage-backed bonds bearing higher coupons.

PLANS FOR THE COMING YEAR

The U.S. Government Series is a high-quality portfolio designed for more conservative investors. Because of this, we avoid trying to outguess the markets by dramatically lengthening or shortening the duration of portfolio holdings. While we make modest adjustments to take advantage of current conditions, as a general rule we track the characteristics of the benchmark index fairly closely. We do not anticipate any dramatic change in sector weightings in coming months, but will monitor the bond markets carefully in an effort to continue to provide attractive, competitive returns to our shareholders.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

     Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U.S. Government, its agencies or instrumentalities, the shares of the series itself are not so guaranteed.

Manager's Commentary
February 15, 1998

                             U.S. GOVERNMENT SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                     Lehman
                                                    Brothers
                                      U.S.           Gov't.
                                   Government         Bond
                                     Series           Index
                                   ----------      ----------
12/31/1997 ..................      $10,000.00      $10,000.00
03/31/1988 ..................        9,753.16       10,117.69
06/30/1988 ..................        9,911.93        9,941.33
09/30/1988 ..................       10,068.06        9,673.52
12/31/1988 ..................       10,118.03       10,219.24
03/31/1989 ..................       10,223.76       10,556.47
06/30/1989 ..................       10,810.68       10,656.38
09/30/1989 ..................       10,952.93       10,836.28
12/31/1989 ..................       11,313.27       10,938.28
03/31/1990 ..................       11,304.13       11,054.50
06/30/1990 ..................       11,691.71       11,943.56
09/30/1990 ..................       11,842.91       12,042.24
12/31/1990 ..................       12,421.69       12,495.17
03/31/1991 ..................       12,731.06       12,339.91
06/30/1991 ..................       12,944.86       12,771.22
09/30/1991 ..................       13,560.06       12,877.35
12/31/1991 ..................       14,135.00       13,585.14
03/31/1992 ..................       13,960.43       13,879.19
06/30/1992 ..................       14,370.52       14,066.86
09/30/1992 ..................       14,684.87       14,870.35
12/31/1992 ..................       14,832.73       15,667.87
03/31/1993 ..................       15,517.12       15,393.80
06/30/1993 ..................       16,110.77       16,002.98
09/30/1993 ..................       16,643.01       16,792.31
12/31/1993 ..................       16,573.48       16,799.94
03/31/1994 ..................       15,9~3.68       17,558.69
06/30/1994 ..................       15,539.81       18,066.80
09/30/1994 ..................       15,424.29       18,652.97
12/31/1994 ..................       15,488.87       18,590.11
03/31/1995 ..................       16,169.74       18,030.26
06/30/1995 ..................       17,357.83       17,823.48
09/30/1995 ..................       17,853.25       17,899.08
12/31/1995 ..................       18,874.24       17,963.26
03/31/1996 ..................       18,247.54       18,808.53
06/30/1996 ..................       18,268.00       19,975.47
09/30/1996 ..................       18,631.75       20,327.70
12/31/1996 ..................       19,112.58       21,256.22
03/31/1997 ..................       18,969.03       20,775.73
06/30/1997 ..................       19,583.89       20,873.51
09/30/1997 ..................       20,266.46       21,226.26
12/31/1997 ..................       20,871.51       21,845.58

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $20,872. By comparison, the same $10,000 investment would have grown to $23,424 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year..........  4.12%      1 Year...........  2.86%
              5 Years.........  6.04%      Since Inception..  3.38%
              10 Years........  7.64%        (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series completed 1997 with a strong performance, returning 8.96% for the year compared with its Lipper peer group average of 8.57%.(1) This placed the Series in the top third of its peer group. The return also is favorable when viewed against its benchmark, the Lehman Brothers Intermediate Corporate Bond Index, which gained 8.36% in 1997.

PORTFOLIO CHANGES DURING THE YEAR

The overall theme in portfolio adjustments throughout the year was one of upgrading average credit quality and lessening risk exposure by reducing the block size of the bonds. The Yankee bond holdings (bonds issued by foreign corporations, but denominated in dollars for U.S. investors) selected for the portfolio are also confined to the higher-quality names with good liquidity, since obtaining current financial information on foreign corporations can be more difficult than with domestic companies.

CONTRIBUTORS TO TOTAL RETURN

A strong contributor to the portfolio's return has been our Salomon Brothers preferred stock. These securities bear a 9.50% coupon, payable quarterly. In addition, when Salomon Brothers was purchased by Traveler's Corporation their credit rating was upgraded from the high yield category to investment grade, giving a boost to the price of the issue.

We avoided a potential negative impact on total return by the early selling of Yankee bonds such as Bangkok Bank which were located in the Pacific Rim. The prices of these bonds took a tumble in the second half of the year as the southeast Asian crisis unfolded.

PORTFOLIO COMPOSITION AT YEAR END

At the close of the year the portfolio consisted of 2% U.S. Treasury issues, 12% Yankee bonds, 18% mortgage-backed securities, 21% high yield bonds, and 42% investment grade corporate bonds. The average duration of the Series was 4.3 years, just slightly longer than that of the benchmark index 4.1 years.

We believe that the steps taken to diversify the portfolio by sector and to reduce the size of the holdings in any one name will serve us well in the volatile investment climate we expect in 1998. We continue to seek out those areas for investment which will increase the overall yield without adding undue risk.

We are fortunate to have a staff of talented analysts who monitor the portfolio securities and seek new names to add. We believe that their efforts will be invaluable in helping us maintain a solid, rewarding Series for our shareholders.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

Manager's Commentary
February 15, 1998

                          LIMITED MATURITY BOND SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                            Lehman
                                                           Brothers
                                                         Intermediate
                                          Limited            Term
                                         Maturity         Corporate
                                        Bond Series       Bond Index
                                        -----------      ------------
      01/31/1995  ..................    $10,000.00       $  10,192.00
      03/31/1995  ..................      9,770.45          10,533.00
      06/30/1995  ..................     10,329.35          11,194.00
      09/30/1995  ..................     10,457.98          11,424.00
      12/31/1995  ..................     10,731.61          11,901.00
      03/31/1996  ..................     10,644.16          11,735.00
      06/30/1996  ..................     10,711.88          11,793.00
      09/30/1996  ..................     10,933.46          12,023.00
      12/31/1996  ..................     10,956.04          12,375.00
      03/31/1997  ..................     10,936.02          12,325.00
      06/30/1997  ..................     11,306.95          12,754.00
      09/30/1997  ..................     11,652.69          13,158.00
      12/31/1997  ..................     11,939.12          13,412.00

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,939. By comparison, the same $10,000 investment would have grown to $13,412 based on the performance of the Lehman Brothers Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year..........  3.76%      1 Year..........  2.70%
              Since Inception.  6.29%      Since Inception.  5.79%
                 (1-17-95)                    (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

HIGH YIELD SERIES

The year ended December 31,1997, was an excellent one for the high yield bond markets. Declining interest rates helped generate record inflows of cash into high yield funds. Buyers such as pension funds, insurance companies, and other investment grade bond buyers moved to the high yield markets in their search for greater returns.

PORTFOLIO PERFORMANCE IN 1997

The High Yield Series of Security Income Fund produced a total return of 12.57% for the year, coming close to the 12.76% return of the benchmark Lehman High Yield Index and slightly lagging the 12.96% average yield of its Lipper peer group.(1) Although our emphasis on the upper tier of ratings within the high yield universe may subtract modestly from the portfolio's overall return in periods of strong bond market performance, we believe that the incremental reduction in risk justifies the practice.

CONTRIBUTORS TO STRONG PERFORMANCE

Contributing positively to total return, our overweighting in media, finance, and textile issues served us well. Our media holdings such as Cablevision Systems, Comcast Corporation, and Adelphia Communications turned in strong performances. Finance industry bonds including Dollar Financial Group and Salomon, Inc. were beneficiaries of falling interest rates. The textile industry overall was a performance laggard, but our holdings in Westpoint Stevens, Pillowtex Corporation, and Dyersburg Corporation bucked the trend and contributed strongly to the portfolio's total return.

Throughout the year we had no direct investment in bonds issued by the governments of emerging market countries nor of corporations located in those regions. In the latter half of the year those issues declined rapidly in value as the problems in southeast Asian countries erupted. The portfolio also was underweighted in bonds of companies operating in the basic industry arenas such as paper and chemicals. These sectors suffered as commodity prices fell in the third and fourth quarters of 1997.

The cash holdings in the portfolio increased as we approached year end, reflecting the overall market's experience of greater cash inflows. We are putting this money to work carefully, as opportunities to select undervalued issues arise. One area in which we have begun building a position is the homebuilding industry, with names such as Toll Brothers, Inc. and Hovnanian Enterprises. This industry is experiencing increasing strength as interest rates on home mortgage loans decline.

OUTLOOK FOR 1998

Our outlook for the high yield bond market for the year ahead is positive. Declining interest rates make the high yield bond market appealing for fixed income investors as they search for greater yield than that provided by investment-grade issues. The high yield bond market frequently exhibits lower volatility than the stock markets, which may attract equity investors to the arena as well.

Continuing economic stability in the U.S. should keep defaults in high yield bond issues at or below their historical averages. Individual selection in this market remains very important, however, in order to reduce risk, we have expanded our fixed income analytical staff to aid in research in the high yield market and will continue to use their abilities to the fullest extent to select the more creditworthy names for the portfolio.

David Eshnaur
Portfolio Manager

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

     Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

Manager's Commentary
February 15, 1998

                               HIGH YIELD SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                                Lehman
                                                  High         Brothers
                                                 Yield        High Yield
                                                 Series         Index
                                               ---------      ----------
           08/31/1996   ..................    $10,000.00       $10,000
           09/30/1996   ..................      9,771.07        10,108
           12/31/1996   ..................     10,009.21        10,713
           03/31/1997   ..................     10,184.31        10,833
           06/30/1997   ..................     10,588.88        11,336
           09/30/1997   ..................     10,992.17        11,852
           12/31/1997   ..................     11,267.25        12,081

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,267. By comparison, the same $10,000 investment would have grown to $12,081 based on the performance of the Lehman Brothers High Yield Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers High Yield Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investments cannot be made directly in an index.

                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year.......... 7.25%       1 Year..........   6.45%
              Since Inception. 8.94%       Since Inception.  12.91%
                 (8-05-96)                    (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

SECURITY TAX-EXEMPT FUND

In a year in which Congress took few actions which threatened the status of tax exempt securities, and in which interest rates in general declined throughout the year, municipal bond portfolios rewarded their shareholders with attractive returns. The Security Tax Exempt Fund turned in a respectable 8.26% total return in 1997, but lagged the peer group average of 9.11% for the year.(1)

TAX EXEMPT VERSUS TAXABLE YIELDS

Although actual returns on tax exempt securities were lower for the year than their taxable counterparts, when calculated on an after-tax basis they remained very competitive. For example, a shareholder in the Security Tax Exempt Fund who is in the 28% tax bracket would have earned the equivalent of 11.47% on a taxable basis. Similarly, shareholders in the 31% bracket realized a taxable-equivalent yield of 11.97%. The benchmark index for taxable securities, the Lehman Brothers Government/Corporate Bond Index, returned 9.65% in 1997.

COMPOSITION OF THE PORTFOLIO

The portfolio assets at year end were invested in securities with an average AA credit quality. As we have noted in the past, it is often more difficult to obtain financial information on municipalities than on corporations. In addition, city and state governments are subject to increased expenses as Congress pushes the costs of assistance programs back to the state levels. For these reasons we remain conservative in the credit quality of our tax exempt investments.

The portfolio average duration at the close of the year was 6.9 years, somewhat shorter than the 7.25 year average of the benchmark Lehman Brothers Municipal Bond Index. This hurt overall performance in a year in which declining interest rates made longer issues more attractive from a total return standpoint.

The largest sector was education revenue bonds, making up 28.8% of assets. These issues represented a broad geographic distribution, including states from Florida to New Jersey to Washington and in between. State general obligation bonds were the second largest category at 21.9% of assets. Sewer revenues and electric revenues followed, at 18.4% and 13.3% respectively.

LOOKING AHEAD

Although a balanced Federal budget would be healthy for the U.S.
economy now that surpluses appear likely, Congressional representatives are beginning talk of tax cuts. Such talk often has an adverse effect on municipal bond markets because of the possibility of reduced advantages over taxable bonds. This negative effect is usually temporary, ending when agreement is reached on tax legislation.

We expect that overall, the favorable economic conditions and the potential for declining interest rates will make fixed income instruments attractive for investment again in 1998. For those taxpayers in the higher tax brackets, municipal bond markets should once again be an appropriate place to invest.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Manager's Commentary
February 15, 1998

                                TAX-EXEMPT FUND
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                                  Lehman
                                                   Tax           Brothers
                                                  Exempt        Municipal
                                                   Fund         Bond Fund
                                                ----------      ----------
         12/31/1987    ..................       $10,000.00      $10,000.00
         03/31/1988    ..................         9,807.91       10,344.37
         06/30/1988    ..................        10,041.92       10,544.50
         09/30/1988    ..................        10,238.86       10,814.86
         12/31/1988    ..................        10,502.39       11,015.17
         03/31/1989    ..................        10,319.80       11,088.33
         06/30/1989    ..................        10,708.82       11,744.82
         09/30/1989    ..................        10,702.98       11,752.52
         12/31/1989    ..................        10,965.63       12,203.33
         03/31/1990    ..................        10,978.37       12,257.75
         06/30/1990    ..................        11,223.32       12,544.22
         09/30/1990    ..................        11,245.12       12,551.58
         12/31/1990    ..................        11,644.73       13,092.97
         03/31/1991    ..................        11,889.41       13,389.21
         06/30/1991    ..................        12,100.61       13,674.34
         09/30/1991    ..................        12,558.32       14,206.18
         12/31/1991    ..................        13,011.37       14,683.22
         03/31/1992    ..................        13,015.75       14,727.30
         06/30/1992    ..................        13,460.82       15,286.26
         09/30/1992    ..................        13,747.41       15,691.89
         12/31/1992    ..................        13,959.38       15,977.57
         03/31/1993    ..................        14,376.39       16,570.48
         06/30/1993    ..................        14,925.64       17,112.66
         09/30/1993    ..................        15,460.46       17,690.71
         12/31/1993    ..................        15,680.82       17,939.04
         03/31/1994    ..................        14,549.84       16,954.31
         06/30/1994    ..................        14,657.41       17,141.97
         09/30/1994    ..................        14,641.50       17,259.27
         12/31/1994    ..................        14,382.28       17,011.42
         03/31/1995    ..................        15,351.79       18,214.21
         06/30/1995    ..................        15,505.12       18,654.09
         09/30/1995    ..................        15,850.20       19,190.60
         12/31/1995    ..................        16,608.37       19,982.05
         03/31/1996    ..................        16,191.18       19,741.04
         06/30/1996    ..................        16,263.54       19,892.38
         09/30/1996    ..................        16,614.08       20,350.36
         12/31/1996    ..................        17,025.09       20,868.92
         03/31/1997    ..................        16,913.83       20,820.29
         06/30/1997    ..................        17,464.03       21,540.25
         09/30/1997    ..................        17,964.94       22,189.78
         12/31/1997    ..................        18,432.51       22,791.52

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax Exempt Fund on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $18,433. By comparison, the same $10,000 investment would have grown to $22,792 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year........  3.17%        1 Year..........   1.94%
              5 Years.......  4.70%        Since Inception.   1.87%
              10 Years......  6.31%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

SECURITY CASH FUND

Short-term fixed income investment vehicles such as money market funds saw their interest rates increase during 1997, unlike their longer-term counterparts which experienced declining rates. Security Cash Fund returned 4.90% for the year, matching the average return of its Lipper peer group exactly.

RISING SHORT-TERM RATES

In March the Federal Reserve Board's policy-making arm, the Federal Open Market Committee, raised its target rate on Federal Funds to 5.50%. The Fed's Funds rate, the rate at which banks loan overnight funds to each other, is a strong influence on rate levels for short-term investments such as those used in money market funds.

The purpose of this rate hike was to keep inflation in the U.S. from escalating. Investors in long-term bonds watched interest rates decline as the inflation specter waned. But the Federal Reserve, remaining diligent in its inflation fight, kept short-term rates at the same level. Investors in Security Cash Fund thus experienced increased returns over those of the previous year.

MATURITY STRUCTURE OF THE PORTFOLIO

As in the past, we strive to maintain an average maturity within ten days more or less than that of the benchmark Money Fund Report published by IBC Donoghue. We avoid trying to outguess the markets by dramatically lengthening or shortening the average maturity of the fund. Because of the "laddered" structure of maturities - issues coming due at regular intervals over the life of the portfolio - we have holdings maturing frequently and can adjust quickly should there be a sharp change in short-term interest rates.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

At the end of 1997 the assets in Security Cash Fund consisted of 79% commercial paper, 12% federal agency securities, and 9% Small Business Administration issues. As of year-end, the commercial paper in the portfolio was entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's Investor Services. The federal agency holdings at year end were primarily short-term securities issued by The Federal Home Loan Bank and the Federal National Mortgage Association.

The Small Business Administration (SBA) issues are fully guaranteed by the federal government as to timely payment of both principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short maturity paper because their interest rates reset periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment options.

OUTLOOK FOR 1998

The interest rate outlook for short-term fixed income investments in 1998 is uncertain. Although the U.S. economy has exhibited several signs of strength in recent months, the Federal Reserve Open Market Committee may be reluctant to raise interest rates because the impact of the Asian crisis on the U.S. is as yet unknown. We will continue to monitor markets carefully, and will remain ready to adjust portfolio holdings as economic conditions warrant.

FIXED INCOME TEAM

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal                 Market
CORPORATE BONDS                                                                                    Amount                   Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 4.3%
Southwest Airlines Company, 7.875% - 2007 ........................................               $1,250,000               $1,382,812
United Airlines, 11.21% - 2014 ...................................................                  950,000                1,315,750
                                                                                                                          ----------
                                                                                                                           2,698,562
BANKS - 10.7%
ABN AMRO Bank NV, 7.55% - 2006 ...................................................                1,000,000                1,070,000
Abbey National PLC, 6.69% - 2005 .................................................                1,250,000                1,276,563
BCH Cayman Islands, Ltd., 7.70% - 2006 ...........................................                1,000,000                1,060,000
Bank of New York, Inc., 6.50% - 2003 .............................................                1,250,000                1,256,250
PNC Funding Corporation, 7.75% - 2004 ............................................                  700,000                  749,875
Santander Financial Issuances, Ltd., 7.00% - 2006 ................................                1,300,000                1,334,125
                                                                                                                          ----------
                                                                                                                           6,746,813
COMMUNICATIONS - 9.2%
Comcast Corporation, 9.125% - 2006 ...............................................                1,000,000                1,062,500
New Jersey Bell, 6.625% - 2008 ...................................................                1,000,000                1,006,250
Paramount Communications, Inc., 7.50% - 2023 .....................................                1,000,000                  947,500
Rogers Cablesystems, Ltd., 9.625% - 2002 .........................................                  750,000                  796,875
Rogers Communication, Inc., 9.125% - 2006 ........................................                  550,000                  558,250
Valassis Communications, Inc., 9.55% - 2003 ......................................                1,250,000                1,404,688
                                                                                                                          ----------
                                                                                                                           5,776,063
ELECTRIC COMPANIES - 0.9%
AES Corporation, 10.25% - 2006 ...................................................                  500,000                  542,500

FINANCE - 7.1%
Associates Corporation, N.A., 7.55% - 2006 .......................................                1,100,000                1,185,250
GE Capital Corporation, 8.625% - 2008 ............................................                  950,000                1,117,438
MCN Investment Corporation, 6.32% - 2003 .........................................                   50,000                   49,750
Morgan Stanley Group, 6.875% - 2007 ..............................................                1,050,000                1,076,250
US West Capital Funding, Inc., 7.30% - 2007 ......................................                1,000,000                1,030,000
                                                                                                                          ----------
                                                                                                                           4,458,688
FOOD & BEVERAGES - 7.5%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .....................................                1,150,000                1,194,562
Chiquita Brands International, Inc., 10.25% - 2006 ...............................               $1,125,000               $1,229,063
Cott Corporation, 9.375% - 2005 ..................................................                1,000,000                1,045,000
Panamerican Beverages, Inc., 8.125% - 2003 .......................................                1,200,000                1,252,500
                                                                                                                          ----------
                                                                                                                           4,721,125
FUNERAL HOMES - 2.6%
Loewen Group International, Inc., 8.25% - 2003 ...................................                1,550,000                1,637,187

HOSPITAL MANAGEMENT - 1.4%
Tenet Healthcare, 10.125% - 2005 .................................................                  800,000                  872,000

MEDIA - 3.0%
Time Warner Entertainment, 10.15% - 2012 .........................................                  880,000                1,131,900
Westinghouse Electric Company, 8.375% - 2002 .....................................                  700,000                  732,375
                                                                                                                          ----------
                                                                                                                           1,864,275
MANUFACTURING - 1.7%
Caterpillar, Inc., 7.375% - 2097 .................................................                1,000,000                1,073,750

MOTOR VEHICLES & EQUIPMENT - 2.0%
Chrysler Corporation, 7.45% - 2027 ...............................................                1,200,000                1,293,000

OIL & GAS COMPANIES - 7.2%
Occidental Petroleum, 6.24% - 2000 ...............................................                   50,000                   50,063
Petroleum Geo-Services, 7.50% - 2007 .............................................                1,150,000                1,216,125
Seagull Energy Corporation, 8.625% - 2005 ........................................                1,000,000                1,042,500
Transocean Offshore, Inc., 8.00% - 2027 ..........................................                1,000,000                1,136,250
Union Pacific Resources Group, 7.50% - 2026 ......................................                1,000,000                1,073,750
                                                                                                                          ----------
                                                                                                                           4,518,688
PUBLISHING & PRINTING - 2.3%
K-III Communications Corporation, 10.25% - 2004 ..................................                  300,000                  322,500
Quebecor Printing Capital, 7.25% - 2007 ..........................................                1,100,000                1,160,500
                                                                                                                          ----------
                                                                                                                           1,483,000
RETAIL - 0.8%
Sears & Roebuck Company, 6.41% - 2007 ............................................                  500,000                  502,500

STEEL & METAL PRODUCTS - 1.3%
AK Steel, 10.75% - 2004 ..........................................................                  750,000                  800,625

TOBACCO PRODUCTS - 0.9%
Philip Morris Company, Inc., 6.80% - 2003 ........................................                  550,000                  556,875

                            See accompanying notes.

                                       13

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.2%
Tennessee Gas Pipeline, 7.50% - 2017 .............................................               $1,300,000               $1,392,624
                                                                                                                          ----------
Total corporate bonds - 65.1% .............................................................................               40,938,275

TRUST PREFERRED SECURITIES(3)
-----------------------------
FINANCE - 7.8%
Chase Capital Trust, 6.3625% - 2027(2) ...........................................               $1,500,000                1,476,585
Countrywide Capital Industries, Inc., 8.00% - 2026 ...............................               $1,000,000                1,053,750
SI Financing, Inc., 9.50% - 2026 .................................................                   48,000                1,296,000
Washington Mutual Capital, 8.375% - 2002 .........................................               $1,000,000                1,097,500
                                                                                                                          ----------
                                                                                                                           4,923,835
INSURANCE - 1.7%
Travelers Capital Trust, 7.75% - 2036 ............................................               $1,050,000                1,107,750
                                                                                                                          ----------
Total trust preferred securities - 9.5% ...................................................................                6,031,585

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. TREASURY NOTE - 1.7%
        6.50% - 2006 .............................................................               $1,000,000                1,046,920

U.S. TREASURY BONDS - 5.8%
        6.00% - 2026 .............................................................               $1,500,000                1,496,910
        6.625% - 2027 ............................................................               $2,000,000                2,169,660
                                                                                                                          ----------
                                                                                                                           3,666,570
                                                                                                                          ----------
Total U.S. government securities - 7.5% ...................................................................                4,713,490

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 11.6%
Federal Home Loan Mortgage Corporation,
        FHR 112 H, 8.80% - 2020 ..................................................               $  505,375                  515,693
        FHR 1311 J, 7.50% - 2021 .................................................               $1,050,000                1,080,570
        FHR 1930 AB, 7.50% - 2023 ................................................               $1,548,244                1,578,885
Federal National Mortgage Association,
        FHR 1994-79 B, 7.00% - 2019 ..............................................               $1,100,000               1,111,391
        FHR 1990-52 D, 9.30% - 2019 ..............................................               $  624,064                  637,404
        FHR 1990-108 G, 7.00% - 2020 .............................................               $1,000,000                  999,426
Government National Mortgage Association,
        GNMA 1997-10 B, 7.50% - 2019 .............................................               $  750,000                  765,866
        GNMA II 2445, 8.00% - 2027 ...............................................               $  601,917                  621,407
                                                                                                                         -----------
Total U.S. government agencies - 11.6% ....................................................................                7,310,642

NON-AGENCY SECURITIES - 4.3%
Chase Capital Mortgage Securities Company, 1997-1B, 7.37% - 2007 .................                1,500,000                1,573,125
General Electric Capital Mortgage Securities, 1992-7A, 8.30% -2023 ...............                1,084,848                1,124,015
                                                                                                                         -----------
                                                                                                                           2,697,140

Total mortgage backed securities -15.9% ..................................................................               $10,007,782
                                                                                                                         -----------
Total investments - 98.0% ................................................................................               61,691,132
Cash and other assets, less liabilities - 2.0% ...........................................................                1,288,798
                                                                                                                         -----------
Total net assets - 100.0% ................................................................................               $62,979,930
                                                                                                                         ===========
SECURITY INCOME FUND
U.S. GOVERNMENT SERIES
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
FEDERAL HOME LOAN BANK - 2.1%
        8.29% - 2015 .............................................................               $  150,000               $  180,359

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
        7.125% - 2001 ............................................................                  700,000                  713,411

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.2%
        7.40% - 2004 .............................................................                  600,000                  644,555
        7.875% - 2005 ............................................................                  340,000                  376,761
        8.10% - 2019 .............................................................                  100,000                  120,687
        8.28% - 2025 .............................................................                  500,000                  625,560
                                                                                                                          ----------
                                                                                                                           1,767,563
FINANCING CORPORATION - 7.9%
        9.65% - 2018 .............................................................                  500,000                  692,500

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.3%
        GNMA II #1849 8.50% - 2024 ...............................................                  530,345                  558,300
        GNMA II #411643 7.75% - 2025 .............................................                  687,703                  708,719
        GNMA II #2270 8.00% - 2026 ...............................................                  724,159                  747,405
        GNMA II #9365 8.25% - 2026 ...............................................                  267,249                  279,128
        GNMA II #365608 7.50% - 2034 .............................................                  520,509                  530,737
                                                                                                                          ----------
                                                                                                                           2,824,289
STUDENT LOAN MARKETING ASSOCIATION - 5.6%
        9.25% - 2004 .............................................................                  420,000                  491,959

U.S. TREASURY NOTES - 12.4%
        8.50% - 2000 .............................................................                  330,000                  348,299
        6.50% - 2006 .............................................................                  700,000                  732,844
                                                                                                                          ----------
                                                                                                                           1,081,143
U.S. TREASURY BONDS - 9.8%
        8.75% - 2008 .............................................................               $  600,000               $  682,704
        6.00% - 2026 .............................................................                  175,000                  174,638
                                                                                                                          ----------
                                                                                                                             857,342
                                                                                                                          ----------
Total investments - 98.5% .................................................................................                8,608,566
Cash and other assets, less liabilities - 1.5% ............................................................                  134,021
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $8,742,587
                                                                                                                          ==========
                            See accompanying notes.

                                       14

Schedule Of Investments
December 31, 1997

SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS                                                                                  of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 3.3%
Southwest Airlines Company, 7.875% - 2007 ........................................               $  100,000               $  110,625
United Airlines, 11.21% - 2014 ...................................................                   75,000                  103,875
                                                                                                                          ----------
                                                                                                                             214,500
BANKS - 9.9%
ABN AMRO, 7.55% - 2006 ...........................................................                  150,000                  160,500
Bank Austria, 7.25% - 2017 .......................................................                  160,000                  169,800
Bank of New York, Inc., 6.50% - 2003 .............................................                  100,000                  100,500
First Union Corporation, 8.125% - 2002 ...........................................                  110,000                  117,425
Santander Financial Issuances, Ltd., 7.00% - 2006 ................................                  100,000                  102,625
                                                                                                                          ----------
                                                                                                                             650,850
COMMUNICATIONS - CABLE - 8.8%
Centennial Cellular Corporation, 8.875% - 2001 ...................................                  100,000                  101,875
Comcast Corporation, 9.125% - 2006 ...............................................                  100,000                  106,250
K-III Communications Corporation, 10.25% - 2004 ..................................                   75,000                   80,625
New Jersey Bell, 6.875% - 2007 ...................................................                  100,000                  100,625
Rogers Communication, Inc., 9.125% - 2006 ........................................                  100,000                  101,500
Valassis Communications Corporation, 9.55% - 2003 ................................                   75,000                   84,281
                                                                                                                          ----------
                                                                                                                             575,156
ELECTRIC COMPANIES - 2.3%
Consolidated Edison Company of New York, 6.625% - 2002 ...........................                  150,000                  151,687

ENTERTAINMENT - 1.2%
Speedway Motorsports, Inc., 8.50% - 2007 .........................................                   75,000                   76,688

FINANCE - 12.2%
Associates Corporation, N.A., 7.55% - 2006 .......................................                  100,000                  107,750
General Electric Capital Corporation, 8.625% - 2008 ..............................                  100,000                  117,625
Household Finance Corporation, 8.00% - 2004 ......................................                  150,000                  162,750
International Lease Finance Corporation, 8.25% - 2000 ............................                  150,000                  156,188
MCN Investment Corporation, 6.32% - 2003 .........................................                  150,000                  149,250
Morgan Stanley Group, 6.875% - 2007 ..............................................                  100,000                  102,500
                                                                                                                          ----------
                                                                                                                             796,063
FOOD & BEVERAGE TRADE - 4.8%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .....................................               $  100,000               $  103,875
Cott Corporation, 9.375% - 2005 ..................................................                  100,000                  104,500
PanAmerican Beverage, Inc., 8.125% - 2003 ........................................                  100,000                  104,375
                                                                                                                          ----------
                                                                                                                             312,750
FUNERAL HOMES - 1.6%
Loewen Corporation, 8.25% - 2003 .................................................                  100,000                  105,625

HOSPITAL MANAGEMENT - 1.7%
Tenet Healthcare, 10.125% - 2005 .................................................                  100,000                  109,000

MANUFACTURING - 1.6%
Shop Vac Corporation, 10.625% - 2003 .............................................                  100,000                  108,624

MEDIA - 5.1%
Heritage Media Corporation, 8.75% - 2006 .........................................                  100,000                  107,000
News America Holdings, 8.625% - 2003 .............................................                   50,000                   54,625
Time-Warner Entertainment Corporation, 10.15% - 2012 .............................                   50,000                   64,313
Westinghouse Electric Company, 8.375% - 2002 .....................................                  100,000                  104,625
                                                                                                                          ----------
                                                                                                                             330,563
METALS - 2.3%
Alcan Aluminum, Ltd., 9.20% - 2001 ...............................................                  148,000                  148,924

MOTOR VEHICLES & EQUIPMENT - 0.8%
Chrysler Corporation, 7.45% - 2027 ...............................................                   50,000                   53,875

NATURAL GAS COMPANIES - 2.5%
Vastar Resources, Inc., 8.75% - 2005 .............................................                  150,000                  167,063

OIL & GAS COMPANIES - 2.4%
Seagull Energy Corporation, 8.625% - 2005 ........................................                  150,000                  156,375

PUBLISHING & PRINTING - 1.6%
Quebecor Printing Capital, 7.25% - 2007 ..........................................                  100,000                  105,500

RETAIL TRADE - 6.2%
Sears Corporation, 6.41% - 2001 ..................................................                  150,000                  150,750
Wal-Mart Stores, Inc., 7.50% - 2004 ..............................................                  150,000                  160,313
Zale's Corporation, 8.50% - 2007 .................................................                  100,000                   98,750
                                                                                                                          ----------
                                                                                                                             409,813
TOBACCO PRODUCTS - 2.4%
Dimon, Inc., 8.875% - 2006 .......................................................                   50,000                   54,000
Philip Morris Company, Inc., 6.80% - 2003 ........................................                   50,000                   50,625
Standard Commercial Tobacco, 8.875% - 2005 .......................................                   50,000                   50,313
                                                                                                                          ----------
                                                                                                                             154,938
Total corporate bonds - 70.7% .............................................................................                4,627,994

                            See accompanying notes.

                                       15

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
TRUST PREFERRED SECURITIES(3)                                                                    of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
FINANCE - 1.9%
SI Financing, Inc., 9.50% - 2026 .................................................                    4,560               $  123,120

INSURANCE - 2.4%
Travelers Capital Trust, 7.75% - 2036 ............................................               $  150,000                  158,250
                                                                                                                          ----------
Total trust preferred securities - 4.3% ...................................................................                  281,370

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 14.7%
Federal Home Loan Mortgage Corporation,
   FHR 1102 G, 8.00% - 2020 ......................................................               $  139,293                  141,325
   FHR 1104 K, 8.50% - 2020 ......................................................               $   44,000                   45,032
   FHR 1311 J, 7.50% - 2021 ......................................................               $  100,000                  102,911
   FHR 1930 AB, 7.50% - 2023 .....................................................               $  113,841                  116,095
   FHR 42 K, 8.00% - 2024 ........................................................               $  186,000                  189,765

Federal National Mortgage Association,
   1992-98 PJ, 7.50% - 2019 ......................................................               $  118,000                  119,756
   1992-143 J, 7.00% - 2020 ......................................................               $  100,000                   99,680
Government National Mortgage Association,

   GNMA II 2445, 8.00% - 2027 ....................................................               $  144,460                  149,138
                                                                                                                          ----------
                                                                                                                             963,702
NON AGENCY SECURITIES - 3.2%
General Electric Capital Mortgage Securities, #1992-7A 8.30% - 2023 ..............               $  100,778                  104,417
Sears Mortgage Securities 1994-14 T3, 8.50% - 2022 ...............................               $  100,000                  103,226
                                                                                                                          ----------
                                                                                                                             207,643
                                                                                                                          ----------
Total mortgage backed securities - 17.9% ..................................................................                1,171,345

GOVERNMENT & GOVERNMENT AGENCY SECURITIES
-----------------------------------------
Canadian Government Agencies - 2.6%

Province of Quebec, 8.625% - 2005 ................................................               $  150,000                  168,750

U.S. GOVERNMENT SECURITIES - 1.6%
U.S. Treasury Note, 6.50% - 2006 .................................................               $  100,000                  104,692
                                                                                                                          ----------
Total government & government agency securities - 4.2% ....................................................                  273,442
                                                                                                                          ----------
Total investments - 97.1% .................................................................................                6,354,151
Cash and other assets, less liabilities - 2.9% ............................................................                  190,023
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $6,544,174
                                                                                                                          ==========
SECURITY INCOME FUND
HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 1.3%
Burke Industries, Inc., 10.0% - 2007 .............................................               $  125,000               $  129,688

BANKS & CREDIT - 1.1%
Bay View Capital Corporation, 9.125% - 2007 ......................................                  100,000                  102,750

BEVERAGES - 2.2%
Cott Corporation, 9.375% - 2005 ..................................................                  100,000                  104,500
Delta Beverage Group, 9.75% - 2003 ...............................................                  100,000                  105,500
                                                                                                                          ----------
                                                                                                                             210,000
BROADCAST MEDIA - 2.9%
Allbritton Communications Company, 9.75% - 2007 ..................................                  100,000                  102,250
Young Broadcasting, 8.75% - 2007 .................................................                  175,000                  173,250
                                                                                                                          ----------
                                                                                                                             275,500
BUILDING MATERIALS - 3.3%
AAF-McQuay, Inc., 8.875% - 2003 ..................................................                  100,000                   99,125
Johns Manville International
        Group, Inc., 10.875 - 2004 ...............................................                  100,000                  110,750
Sequa Corporation, 9.375% - 2003 .................................................                  100,000                  104,250
                                                                                                                          ----------
                                                                                                                             314,125
BUSINESS SERVICES - 1.1%
Heritage Media Corporation, 8.75% - 2006 .........................................                  100,000                  107,000

CABLE SYSTEMS - 2.5%
Adelphia Communications Corporation, 9.875% - 2007 ...............................                  100,000                  105,750
Adelphia Communications, 12.50% - 2002 ...........................................                   26,000                   27,300
Rogers Cablesystems, Ltd., 9.625% - 2002 .........................................                  100,000                  106,250
                                                                                                                          ----------
                                                                                                                             239,300
CHEMICALS - 1.1%
Envirodyne Industries, Inc., 12.00% - 2000 .......................................                  100,000                  107,125

COAL MINING - 1.6%
AEI Holdings, 10.00% - 2007 ......................................................                  150,000                  153,750

COMMUNICATIONS - 1.5%
Century Communication Corporation, 8.375% - 2007 .................................                   75,000                   75,000
Rogers Communications, Inc., 9.125% - 2006 .......................................                   70,000                   71,050
                                                                                                                          ----------
                                                                                                                             146,050
                             See accompanying notes

                                       16

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
HIGH YIELD SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 3.5%
Cablevision Systems Corporation, 7.875% - 2004 ...................................               $  100,000               $  102,125
Century Communications Corporation, 9.50% - 2005 .................................                  125,000                  131,563
Comcast Corporation, 9.125% - 2006 ...............................................                  100,000                  106,250
                                                                                                                          ----------
                                                                                                                             339,938
ELECTRIC UTILITIES - 3.2%
AES Corporation, 10.25% - 2006 ...................................................                  135,000                  146,475
Cal Energy Company, Inc., 9.50% - 2006 ...........................................                  150,000                  163,125
                                                                                                                          ----------
                                                                                                                             309,600
FINANCIAL SERVICES - 4.5%
Dollar Financial Group, Inc., 10.875% - 2006 .....................................                  100,000                  106,875
Emergent Group, Inc., 10.75% - 2004 ..............................................                  175,000                  175,000
Homeside, Inc., 11.25% - 2003 ....................................................                  125,000                  148,125
                                                                                                                          ----------
                                                                                                                             430,000
FOOD AND BEVERAGES - 1.1%
Chiquita Brands International, Inc., 10.25% - 2006 ...............................                  100,000                  109,250

GAMING - 2.1%
Harrahs Operating, Inc., 8.75% - 2000 ............................................                  100,000                  102,375
Station Casinos, Inc., 9.625% - 2003 .............................................                  100,000                  103,500
                                                                                                                          ----------
                                                                                                                             205,875
HEALTH CARE SERVICES - 2.5%
Genesis Eldercare Acquisitions, 9.00% - 2007 .....................................                   75,000                   73,500
Tenet Healthcare Corporation, 10.125% - 2005 .....................................                  150,000                  163,500
                                                                                                                          ----------
                                                                                                                             237,000
MANUFACTURING - 4.9%
AGCO Corporation, 8.50% - 2006 ...................................................                  100,000                  102,500
DESA International, Inc., 9.875% - 2007 ..........................................                  150,000                  153,750
Shop Vac Corporation, 10.625% - 2003 .............................................                  100,000                  108,625
Titan Wheel International, Inc., 8.75% - 2007 ....................................                  100,000                  104,750
                                                                                                                          ----------
                                                                                                                             469,625
MISCELLANEOUS - 1.1%
Packard Bioscience Company, 9.375% - 2007 ........................................                  110,000                  105,875

OIL - 6.8%
COHO Energy, Inc., 8.875% - 2007 .................................................               $  150,000               $  150,375
Crown Central Petroleum, 10.875% - 2005 ..........................................                  140,000                  148,750
Giant Industries, 9.00% - 2007 ...................................................                  125,000                  124,375
Seagull Energy Corporation, 8.625% - 2005 ........................................                   75,000                   78,188
Southwest Royalties, Inc., 10.50% - 2004 .........................................                  150,000                  148,125
                                                                                                                          ----------
                                                                                                                             649,813
OFFICE EQUIPMENT AND SUPPLIES - 1.2%
Knoll, Inc., 10.875% - 2006 ......................................................                  100,000                  111,750

PACKAGING & CONTAINERS - 3.2%
Huntsman Packaging Corporation, 9.125% - 2007 ....................................                  175,000                  180,250
Plastic Containers, Inc., 10.00% - 2006 ..........................................                  125,000                  131,563
                                                                                                                          ----------
                                                                                                                             311,813
PUBLISHING - 3.7%
Big Flower Press Holdings, Inc., 8.875% - 2007 ...................................                  100,000                  100,750
Golden Books Publishing, Inc., 7.65% - 2002 ......................................                  100,000                   96,250
Hollinger International Publishing, 8.625% - 2005 ................................                   75,000                   77,531
K-III Communications Corporation, 10.25% - 2004 ..................................                   50,000                   53,750
Valissis Communications, Inc., 9.55% - 2003 ......................................                   25,000                   28,094
                                                                                                                          ----------
                                                                                                                             356,375
REAL ESTATE - 1.1%
B.F. Saul REIT, 11.625% - 2002 ...................................................                  100,000                  106,750

RECREATION - 3.9%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ......................................                  100,000                  109,625
Premier Parks, 9.75% - 2007 ......................................................                  150,000                  159,375
Speedway Motorsports, Inc., 8.50% - 2007 .........................................                  100,000                  102,250
                                                                                                                          ----------
                                                                                                                             371,250
RESTAURANTS - 3.2%
Carrols Corporation, 11.50% - 2003 ...............................................                  175,000                  185,938
Friendly Ice Cream Corporation, 10.50% - 2007 ....................................                  125,000                  125,625
                                                                                                                          ----------
                                                                                                                             311,563
RETAIL - GROCERY - 1.3%
Marsh Supermarket, Inc., 8.875% - 2007 ...........................................                  125,000                  126,562

                            See accompanying notes.

                                       17

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISING - 1.1%
Cole National Group, 9.875% - 2006 ...............................................               $  100,000               $  106,750


RETAIL - SPECIALTY - 3.0%
Central Tractor, 10.625% - 2007 ..................................................                  100,000                  105,750
Southland Corporation, 4.50% - 2004 ..............................................                  100,000                   81,000
Zale's Corporation, 8.50% - 2007 .................................................                  100,000                   98,750
                                                                                                                          ----------
                                                                                                                             285,500
STEEL - 2.6%
AK Steel Corporation, 9.125% - 2006 ..............................................                   75,000                   77,062
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ....................................                  175,000                  171,500
                                                                                                                          ----------
                                                                                                                             248,562
TELECOMMUNICATIONS - 6.4%
Centennial Cellular, Inc., 8.875% - 2001 .........................................                  150,000                  152,812
Comcast Cellular Holdings, Inc., 9.50% - 2007 ....................................                  150,000                  156,750
Intermedia Communications, Inc., 8.50% - 2008 ....................................                  125,000                  125,000
RCN Corporation, 10.0% - 2007 ....................................................                  175,000                  180,250
                                                                                                                          ----------
                                                                                                                             614,812
TEXTILES - 7.3%
Delta Mills, Inc., 9.625% - 2007 .................................................                  125,000                  127,187
Dyersburg Corporation, 9.75% - 2007 ..............................................                  125,000                  130,938
Pillowtex Corporation, 9.00% - 2007 ..............................................                  125,000                  127,656
Westpoint Stevens, Inc., 9.375% - 2005 ...........................................                  150,000                  157,125
Worldtex, Inc., 9.625% - 2007 ....................................................                  150,000                  154,125
                                                                                                                          ----------
                                                                                                                             697,031
TOBACCO - 1.3%
Dimon, Inc., 8.875% - 2006 .......................................................                   50,000                   54,000
Standard Commercial Tobacco, 8.875% - 2005 .......................................                   75,000                   75,468
                                                                                                                          ----------
                                                                                                                             129,468
TRANSPORTATION - 3.3%
Allied Holdings, Inc., 8.625% - 2007 .............................................                  175,000                  179,375
Teekay Shipping Corporation, 8.32% - 2008 ........................................                  135,000                  137,363
                                                                                                                          ----------
                                                                                                                             316,738
                                                                                                                          ----------
Total corporate bonds - 90.9% .............................................................................                8,737,188

TRUST PREFERRED SECURITIES(3)
-----------------------------
FINANCE - 1.4%
SI Financing, Inc.,  9.50% - 2026 ................................................                    5,000               $  135,000

PREFERRED STOCKS

BANKS AND CREDIT - 2.1%
California Federal Bank, 11.50% ..................................................                    1,750                  197,750

COMMUNICATIONS - 0.6%
Cablevision Systems, Inc., .......................................................                      541                   62,291

PUBLISHING - 0.8%
PRIMEDIA, Inc., 10.00% - 2008 ....................................................                      700                   73,675
                                                                                                                          ----------
Total preferred stocks - 3.5% .............................................................................                  333,716
                                                                                                                          ----------
Total investments - 95.8% .................................................................................                9,205,904
Cash and other assets, less liabilities 4.2% ..............................................................                  405,561
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $9,611,465
                                                                                                                          ==========
SECURITY TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
---------------
EDUCATION REVENUE - 28.8%
Florida State Board of Education Capital Outlay, 5.00% - 2011 ....................               $1,000,000               $1,016,250
Illinois Chicago School, A, 4.90% - 2005 .........................................               $1,000,000                1,032,500
Island County Washington School District, South Whidbey, 6.75% - 2007 ............               $1,000,000                1,191,910
Mukwanago, Wisconsin School District, 5.00% - 2004 ...............................               $  500,000                  520,000
North Brunswick Township, New Jersey Board of Education, 6.30% - 2013 ............               $1,000,000                1,113,750
Ohio State Public Facilities Series II-B, 5.00% - 2012 ...........................               $1,100,000                1,115,125
University of Texas, 4.80% - 2009 ................................................               $1,000,000                1,015,000
                                                                                                                          ----------
                                                                                                                           7,004,535
ELECTRIC UTILITY REVENUE - 13.3%
Nebraska Public Power District
Revenue, Series A, 6.25% - 2022 ..................................................               $1,000,000                1,067,500
Orville, Ohio Electric System Revenue Bond, 5.00% - 2010 .........................               $1,000,000                1,031,250
Washington Public Power Supply System Revenue Nuclear Project #2, 6.30% - 2012 ...               $1,000,000                1,130,000
                                                                                                                          ----------
                                                                                                                           3,228,750

                            See accompanying notes.

                                       18

Schedule of Investments
December 31, 1997

SECURITY TAX-EXEMPT FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                  Market
MUNICIPAL BONDS (continued)                                                                      of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - 21.9%
Clark County, Nevada School District, Series A, 5.50% - 2016 .....................               $1,000,000              $ 1,031,250
Dade County, Florida, 5.75% - 2001 ...............................................                1,000,000                1,056,250
Henderson, Nevada Parks & Recreation, 5.875% - 2004 ..............................                1,000,000                1,089,330
Pennsylvania State, 5.00% - 2006 .................................................                1,000,000                1,043,750
Rhode Island General Obligation, 5.30% - 2008 ....................................                1,030,000                1,091,800
                                                                                                                         -----------
                                                                                                                           5,312,380
SPECIAL OBLIGATION - 4.1%
Massachusetts Special Obligation Bond, 4.80% - 2009 ..............................                1,000,000                1,006,250

PORTS & HARBORS - 2.2%
Kansas City, Missouri Port Authority Riverfront Park, 5.75% - 2005 ...............                  500,000                  532,500

SEWER REVENUE - 18.4%
DuPage County, Illinois Stormwater Project Refunding, 5.60% - 2021 ...............                1,000,000                1,088,750
Houston, Texas Water & Sewer System Revenue, Series A, 6.20% - 2020 ..............                1,000,000                1,118,750
King County Washington Sewer Revenue, Series A, 6.25% - 2034 .....................                1,000,000                1,082,500
Los Angeles, California Wastewater System Revenue, 6.00% - 2014 ..................                1,100,000                1,177,000
                                                                                                                         -----------
                                                                                                                           4,467,000
TRANSPORTATION - 4.2%
Los Angeles County, California Metro Authority, 5.625% - 2018 ....................                1,000,000                1,035,000

WATER REVENUE - 4.6%
New York State Environmental Facilities Corporation Pollution Control Revenue,
        5.75% - 2009 .............................................................                1,000,000                1,111,250
                                                                                                                         -----------
Total investments - 97.5% .................................................................................               23,697,665
Cash and other assets, less liabilities - 2.5% ............................................................                  599,647
                                                                                                                         -----------
Total net assets - 100.0% .................................................................................              $24,297,312
                                                                                                                         ===========
SECURITY CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
----------------
BROKERAGE - 7.5%
Bear Stearns Companies, Inc., 5.57%, 2-12-98 .....................................               $2,000,000               $1,987,003
Merrill Lynch & Company, Inc., ...................................................                2,320,000
        5.57%, 1-06-98 ...........................................................                                           469,636
        5.72%, 1-09-98 ...........................................................                                           798,983
        5.63%, 1-14-98 ...........................................................                                           948,069
        5.60%, 2-20-98 ...........................................................                                           99,222
                                                                                                                          ----------
                                                                                                                           4,302,913
BUSINESS SERVICES - 7.6%
General Electric Capital Corporation, ............................................                2,400,000
        5.72%, 1-05-98 ...........................................................                                           999,364
        5.58%, 1-15-98 ...........................................................                                         1,396,962
Nordstrom Credit, Inc., ..........................................................                2,000,000
        6.00%, 1-12-98 ...........................................................                                         1,996,333
                                                                                                                          ----------
                                                                                                                           4,392,659
COMBINATION GAS & ELECTRIC - 4.9%
Baltimore Gas & Electric Company, ................................................                2,803,000
        5.95%, 1-07-98 ...........................................................                                         1,998,017
        5.97%, 1-13-98 ...........................................................                                           801,402
                                                                                                                          ----------
                                                                                                                           2,799,419
COMPUTER SYSTEMS - 1.3%
International Business Machines Corporation, 5.71%, 1-07-98 ......................                  760,000                  759,277

ELECTRIC UTILITIES - 15.0%
Central Louisiana Electric Company, Inc., ........................................                2,450,000
        5.55%, 1-12-98 ...........................................................                                         1,447,541
        5.85%, 1-21-98 ...........................................................                                           996,750
Interstate Power Company, ........................................................                2,809,000
        5.90%, 1-13-98 ...........................................................                                           383,245
        5.77%, 1-21-98 ...........................................................                                           996,794
        5.75%, 1-26-98 ...........................................................                                           821,706
        6.00%, 1-26-98 ...........................................................                                           597,500
New England Power Company, .......................................................                  260,000
        6.15%, 1-08-98 ...........................................................                                           259,689
Progress Capital Holdings, Inc., .................................................                3,040,000
        5.84%, 1-13-98 ...........................................................                                         1,237,586
        6.34%, 1-14-98 ...........................................................                                           448,970
        5.87%, 1-16-98 ...........................................................                                         1,346,698
                                                                                                                          ----------
                                                                                                                           8,536,479
ELECTRICAL EQUIPMENT - 4.9%
General Electric Company, ........................................................                2,830,000
        5.53%, 1-13-98 ...........................................................                                           648,802
        5.60%, 1-14-98 ...........................................................                                         2,175,592
                                                                                                                          ----------
                                                                                                                           2,824,394
                            See accompanying notes.

                                       19

Schedule of Investments
December 31, 1997

SECURITY CASH FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                  Market
COMMERCIAL PAPER (continued)                                                                     of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 4.8%
AVNET, Inc., .....................................................................               $2,770,000
        5.63% - 1-16-98 ..........................................................                                        $1,995,308
        5.65% - 1-23-98 ..........................................................                                           637,791
        5.70% - 1-23-98 ..........................................................                                           129,547
                                                                                                                          ----------
                                                                                                                           2,762,646

ENGINEERING - 1.9%
FLUOR Corporation, ...............................................................                1,100,000
        5.71% - 1-16-98 ..........................................................                                           698,335
        6.20% - 1-23-98 ..........................................................                                           398,484
                                                                                                                          ----------
                                                                                                                           1,096,819

ENTERTAINMENT - 3.4%
The Walt Disney Company, 5.63% - 3-27-98 .........................................                2,000,000                1,973,414

HARDWARE & TOOLS - 4.2%
Sherwin-Williams Company (PP), 5.83% - 1-09-98 ...................................                2,000,000                1,997,409
Stanley Works, Inc., 5.64%, 2-12-98 ..............................................                  425,000                  422,204
                                                                                                                          ----------
                                                                                                                           2,419,613
LEASING - 1.7%
International Lease Financing Corporation, 5.54% - 1-20-98 .......................                1,000,000                  997,076

NATURAL GAS - 6.4%
Bay State Gas Company, ...........................................................                  940,000
        5.70% - 1-15-98 ..........................................................                                           239,468
        6.10% - 1-15-98 ..........................................................                                           399,051
        5.71% - 1-22-98 ..........................................................                                           299,001
Questar Corporation ..............................................................                2,725,000
        5.80% - 1-05-98 ..........................................................                                           227,853
        6.00% - 1-27-98 ..........................................................                                           494,846
        5.95% - 2-03-98 ..........................................................                                         1,989,092
                                                                                                                          ----------
                                                                                                                           3,649,311
POLLUTION CONTROL - 3.7%
Engelhard Corporation, 5.72% - 2-27-98 ...........................................                2,170,000                2,150,347

RETAIL - GROCERY - 4.7%
Winn-Dixie Stores, Inc., .........................................................                2,700,000
        5.50% - 1-06-98 ..........................................................                                           999,236
        5.68% - 2-10-98 ..........................................................                                         1,689,271
                                                                                                                          ----------
                                                                                                                           2,688,507
TELECOMMUNICATIONS - 6.4%
AT&T Company, 5.75% - 1-27-98 ....................................................                2,100,000                2,091,279
Bell Atlantic Network Funding Corporation, 5.90% - 1-08-98 .......................                1,600,000                1,598,164
                                                                                                                          ----------
                                                                                                                           3,689,443
                                                                                                                          ----------
Total commercial paper - 78.4% ............................................................................               45,042,317


U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.7%
        5.87% - 1-30-98 ..........................................................               $2,000,000              $ 2,000,000
        5.90% - 9-30-98 ..........................................................                2,000,000                2,000,000
        5.95% - 11-12-98 .........................................................                1,000,000                1,000,000
                                                                                                                         -----------
                                                                                                                           5,000,000
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.5%
        5.74% - 6-09-98 ..........................................................                2,000,000                2,000,000

SMALL BUSINESS ASSOCIATION POOLS - 8.8%
        #501927 - 6.75%, 2017(1) .................................................                1,810,126                1,827,209
        #502398 - 6.125%, 2018(2) ................................................                  855,517                  858,725
        #503152 - 6.125%, 2020(2) ................................................                  881,942                  881,942
        #503295 - 6.00%, 2021(2) .................................................                  742,200                  742,665
        #503303 - 6.00%, 2021(2) .................................................                  727,875                  728,331
                                                                                                                         -----------
                                                                                                                           5,038,872
                                                                                                                         -----------
Total U.S. government & agencies - 21.0% ..................................................................               12,038,872
                                                                                                                         -----------
Total investments - 99.4% .................................................................................               57,081,189
Cash and other assets, less liabilities - 0.6% ............................................................                  359,596
                                                                                                                         -----------
Total net assets - 100.0% .................................................................................              $57,440,785
                                                                                                                         ===========

The identified cost of investments owned at December 31, 1997, was the same for federal income tax and book purposes, except for the Corporate Bond Series for which the identified cost for federal income tax purposes was $59,522,510.

PP  - indicates private placement.

(1) Variable rate security which may be reset the first of each month.

(2) Variable rate security which may be reset the first of each quarter.

(3) Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

                                 BALANCE SHEETS
                               December 31, 1997

                                                                         Security Income Fund
                                                           -----------------------------------------------
                                                           Corporate       U.S.     Limited       High       Security      Security
                                                              Bond      Government  Maturity      Yield     Tax-exempt       Cash
                                                             Series       Series   Bond Series    Series       Fund          Fund
                                                           -----------  ----------  ----------  ----------  -----------  -----------
Assets
Investments, at value (identified cost $59,519,623,
        $8,297,425, $6,201,058, $8,931,926,
        $22,653,326 and $12,038,872, respectively) ......  $61,691,132  $8,608,566  $6,354,151  $9,205,904  $23,697,665  $12,038,872
Commercial paper, at amortized cost which
        approximates market value .......................         --          --          --          --           --     45,042,317
Cash ....................................................      459,237      13,534      68,711     222,116      260,727      311,774
Receivables:
        Fund shares sold ................................       34,342         167        --         8,950         --         56,082
        Securities sold .................................         --          --          --          --           --         50,703
        Interest ........................................      961,521     130,509     112,851     193,041      353,066      216,444
Prepaid expenses ........................................        8,884      21,058      15,248       1,837        8,833       60,475
                                                           -----------  ----------  ----------  ----------  -----------  -----------
        Total assets ....................................  $63,155,116  $8,773,834  $6,550,961  $9,631,848  $24,320,291  $57,776,667
                                                           ===========  ==========  ==========  ==========  ===========  ===========

LIABILITIES AND NET ASSETS
Liabilities:
        Payable for:
                Securities purchased ....................  $      --    $     --     $    --    $     --    $      --    $      --
                Fund shares redeemed ....................      101,212      20,000        --          --         14,419
                Dividends payable to shareholders .......         --          --          --          --           --        258,814
        Other Liabilities:
                Management fees .........................       28,405        --          --          --         10,861       26,240
                Custodian fees ..........................        1,502         300        --         2,474         --          1,479
                Transfer and administration fees ........       14,367       2,729       1,110       2,475        3,218       13,934
                Professional fees .......................        2,311       4,281       2,983       4,947        5,600        5,017
                12b-1 distribution plan fees ............       18,555       2,717       2,124      10,487        2,088         --
                Miscellaneous fees ......................        8,834       1,220         570        --          1,212       15,979
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                        Total liabilities ...............      175,186      31,247       6,787      20,383       22,979      335,882
Net Assets:
Paid in capital .........................................   73,978,535   9,388,252   6,449,575   9,337,487   24,496,978   57,440,785
Undistributed net investment income .....................       22,204       3,764       4,097        --          2,952         --
Accumulated undistributed net realized gain (loss)
        on sale of investments ..........................  (13,192,318)   (960,570)    (62,591)       --     (1,246,957)        --
Net unrealized appreciation
        in value of investments .........................    2,171,509     311,141     153,093     273,978    1,044,339         --
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                Net assets ..............................   62,979,930   8,742,587   6,544,174   9,611,465   24,297,312   57,440,785
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                Total liabilities and net assets ........  $63,155,116  $8,773,834  $6,550,961  $9,631,848  $24,320,291  $57,776,667
                                                           ===========  ==========  ==========  ==========  ===========  ===========
CLASS "A" SHARES
Capital shares outstanding ..............................    8,013,301   1,590,192     533,063     329,682    2,178,679   57,440,785
Net assets ..............................................  $56,486,745  $7,651,715  $5,489,908  $5,179,468  $21,953,078  $57,440,785
Net asset value per share (net assets divided by
        shares outstanding) .............................  $      7.05  $     4.81  $    10.30  $    15.71  $     10.08  $      1.00
Add: Selling commission (4.75% of the
        offering price) .................................         0.35        0.24        0.51        0.78         0.50         --
                                                           -----------  ----------  ----------  ----------  -----------  -----------
Offering price per share (net asset value
        divided by 95.25%) ..............................  $      7.40  $     5.05  $    10.81  $    16.49  $     10.58  $      1.00
                                                           ===========  ==========  ==========  ==========  ===========  ===========
CLASS "B" SHARES
Capital shares outstanding ..............................      915,701     227,094     102,608     282,659      232,655         --
Net assets ..............................................  $ 6,493,185  $1,090,872  $1,054,266  $4,431,997  $ 2,344,234         --
Net asset value per share (net assets divided
        by shares outstanding) ..........................  $      7.09  $     4.80  $    10.27  $    15.68  $     10.08         --
                                                           ===========  ==========  ==========  ==========  ===========  ===========

                            See accompanying notes.

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                       Security Income Fund
                                                    ---------------------------------------------------
                                                     Corporate       U.S.        Limited        High       Security      Security
                                                        Bond      Government    Maturity        Yield     Tax-exempt       Cash
                                                       Series        Series    Bond Series     Series        Fund          Fund
                                                    ------------  -----------  -----------  -----------  ------------  -------------
INVESTMENT INCOME:
        Interest ...............................     $5,127,816     $630,773     $468,723     $656,148     $1,182,900     $2,754,633

EXPENSES:
        Management fees ........................        338,609       42,687       27,818       41,748        115,812        238,616
        Custodian fees .........................         21,291         --          2,025        1,099          1,344          5,633
        Transfer/maintenance fees ..............        108,817       18,944        5,226        8,425         15,105        119,258
        Administration fees ....................         60,950        7,684        5,543        6,557         20,846         21,990
        Directors' fees ........................          4,915          941          504          292          9,459          9,581
        Professional fees ......................          5,889        8,642        5,558        6,934          6,812          3,651
        Reports to shareholders ................          7,215        1,299          352           58            730          8,997
        Registration fees ......................         23,469          561        3,301       25,868         24,404          3,011
        Other expenses .........................          4,084          626          277        1,715            322          9,477
        12b-1 distribution plan fees ...........        221,713       27,378       22,183       43,045         14,509             --
                                                     ----------     --------     --------     --------     ----------     ----------
                                                        796,952      108,762       72,787      135,741        209,343        420,214

Less:  Earnings credits applied ................           --           --         (2,025         --           (1,344           --
       Reimbursement of expenses ...............        (17,462)     (42,687)     (30,621)     (41,748)          --             --
                                                     ----------     --------     --------     --------     ----------     ----------
       Total expenses ..........................        779,490       66,075       40,141       93,993        207,999        420,214
                                                     ----------     --------     --------     --------     ----------     ----------
          Net investment income ................      4,348,326      564,698      428,582      562,155        974,901      2,334,419

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) during the period on
        investments ............................       (819,146)      17,807       14,159      159,295        230,930           --
Net change in unrealized appreciation
        during the period on
        investments ............................      2,374,236      149,552       89,543      126,911        592,486           --
                                                     ----------     --------     --------     --------     ----------     ----------
          Net gain .............................      1,555,090      167,359      103,702      286,206        823,416           --
                                                     ----------     --------     --------     --------     ----------     ----------
            Net increase in net assets
              resulting from operations ........     $5,903,416     $732,057     $532,284     $848,361     $1,798,317     $2,334,419
                                                     ==========     ========     ========     ========     ==========     ==========

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1997

                                                                      Security Income Fund
                                                   ---------------------------------------------------
                                                    Corporate       U.S.        Limited        High       Security      Security
                                                       Bond      Government    Maturity        Yield     Tax-exempt       Cash
                                                      Series        Series    Bond Series     Series        Fund          Fund
                                                   ------------  -----------  -----------  -----------  ------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...................  $  4,348,326  $   564,698  $   428,582  $   562,155  $    974,901  $   2,334,419
        Net realized gain (loss) ................      (819,146)      17,807       14,159      159,295       230,930           --
        Unrealized appreciation (depreciation)
                during the period ...............     2,374,236      149,552       89,543      126,911       592,486           --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                Net increase in net assets
                        resulting from operations     5,903,416      732,057      532,284      848,361     1,798,317      2,334,419

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                Class A .........................    (3,949,944)    (514,896)    (368,619)    (321,919)     (930,144)    (2,334,419)
                Class B .........................      (403,170)     (46,196)     (56,487)    (241,725)      (47,364)          --
        Net realized gain
                Class A .........................          --           --           --        (67,514)         --             --
                Class B .........................          --           --           --        (57,795)         --             --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Total distributions to
                                shareholders ....    (4,353,114)    (561,092)    (425,106)    (688,953)     (977,508)    (2,334,419)

CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from sale of shares
                Class A .........................     7,162,943    1,566,140    1,371,189    2,272,583     2,482,623    234,698,276
                Class B .........................     4,821,878      684,955      399,599    1,441,420     1,198,639           --
        Dividends reinvested
                Class A .........................     2,918,082      427,733      329,483      389,121       493,192      2,203,684
                Class B .........................       363,965       40,597       56,486      298,860        31,059           --
        Shares redeemed
                Class A .........................   (28,343,679)  (2,531,194)  (1,243,300)    (358,981)   (5,087,737)  (224,791,899)
                Class B .........................    (6,157,206)    (314,008)    (175,370)     (90,052)     (455,776)          --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                Net increase (decrease)
                        from capital share
                        transactions ............   (19,234,017)    (125,777)     738,087    3,952,951    (1,338,000)    12,110,061
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Total increase (decrease)
                           in net assets ........   (17,683,715)      45,188      845,265    4,112,359      (517,191)    12,110,061
NET ASSETS:
        Beginning of period .....................    80,663,645    8,697,399    5,698,909    5,499,106    24,814,503     45,330,724
                                                   ------------  -----------  -----------  -----------  ------------  -------------
        End of period ...........................  $ 62,979,930  $ 8,742,587  $ 6,544,174  $ 9,611,465  $ 24,297,312  $  57,440,785
                                                   ============  ===========  ===========  ===========  ============  =============
Undistributed net investment income
        at end of period ........................  $     22,204  $     3,764  $     4,097  $      --    $      2,952  $        --
                                                   ============  ===========  ===========  ===========  ============  =============
        (a) Shares issued and redeemed
                Shares sold
                        Class A .................     1,036,267      329,947      136,018      146,171       251,471    234,698,276
                        Class B .................       691,990      144,444       39,239       91,689       120,884           --
                Dividends reinvested
                        Class A .................       425,158       90,953       32,458       24,910        49,419      2,203,684
                        Class B .................        52,774        8,630        5,576       19,160         3,160           --
                Shares redeemed
                        Class A .................    (4,129,146)    (535,552)    (122,325)     (22,867)     (519,951)  (224,791,899)
                        Class B .................      (886,785)     (66,308)     (17,298)      (5,669)      (46,659)          --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Net increase (decrease) .    (2,809,742)     (27,886)      73,668      253,394      (141,676)    12,110,061
                                                   ============  ===========  ===========  ===========  ============  =============

                            See accompanying notes.

                       STATMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1996

                                                                  Security Income Fund
                                                 ----------------------------------------------------
                                                  Corporate        U.S.        Limited         High       Security      Security
                                                     Bond       Government     Maturity        Yield     Tax-exempt       Cash
                                                    Series        Series      Bond Series     Series        Fund          Fund
                                                 ------------   -----------   -----------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
        Net investment income ................  $  5,712,167   $    685,751   $   351,230   $  151,652   $ 1,153,538   $  2,158,130
        Net realized gain (loss) .............    (1,347,012)       182,946       (46,509)     (36,585)       56,324           --
        Unrealized appreciation
                (depreciation) during the
                period .......................    (5,522,985)      (735,463)     (186,260)     147,067      (671,331)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Net increase (decrease) in net
                        assets resulting from
                        operations ...........    (1,157,830)       133,234       118,461      262,134       538,531      2,158,130
DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                        Class A ..............    (5,393,982)      (655,579)     (304,962)     (79,996)   (1,107,445)    (2,158,130)
                        Class B ..............      (343,417)       (32,686)      (47,156)     (70,935)      (44,319)          --
Tax return of capital
                        Class A ..............          --             --          (5,684)        --            --             --
                        Class A ..............          --             --            (879)        --            --             --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Total distributions to
                        shareholders .........    (5,737,399)      (688,265)     (358,681)    (150,931)   (1,151,764)    (2,158,130)
CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
                Class A ......................     8,731,109      1,930,782     2,444,146    2,644,208     1,613,431    310,586,017
                Class B ......................     3,464,361        375,419       269,401    2,611,381       579,929           --
Dividends reinvested
                Class A ......................     4,241,649        543,532       284,749       79,998       626,193      1,969,086
                Class B ......................       304,987         26,151        47,452       70,935        31,495           --
Cost of shares redeemed
                        Class A ..............   (26,834,054)    (3,998,800)     (913,142)         (48)   (3,379,177)   305,382,279)
                        Class B ..............    (1,793,517)      (286,899)     (267,281)     (18,571)     (260,053)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
        Net increase (decrease)
            from capital share
            transactions .....................   (11,885,465)    (1,409,815)    1,865,325    5,387,903      (788,182)     7,172,824
                                                ------------   ------------   -----------   ----------   -----------   ------------
Total increase (decrease)
            in net assets ....................   (18,780,694)    (1,964,846)    1,625,105    5,499,106    (1,401,415)     7,172,824

NET ASSETS:
        Beginning of period ..................    99,444,339     10,662,245     4,073,804         --      26,215,918     38,157,900
                                                ------------   ------------   -----------   ----------   -----------   ------------
        End of period ........................  $ 80,663,645   $  8,697,399   $ 5,698,909   $5,499,106   $24,814,503   $ 45,330,724
                                                ============   ============   ===========   ==========   ===========   ============
Undistributed net
        investment income at
          end of period ......................  $       --     $        158   $      --     $      721   $     5,559   $       --
                                                ============   ============   ===========   ==========   ===========   ============
        (a) Shares issued and redeemed
                Shares sold
                        Class A ..............     1,257,439        408,653       236,285      176,201       167,132    310,586,017
                        Class B ..............       497,238         79,022        25,885      174,028        59,521           --
                Dividends reinvested
                        Class A ..............       608,432        115,124        27,590        5,270        65,031      1,969,086
                        Class B ..............        43,584          5,533         4,593        4,677         3,268           --
                Shares redeemed
                        Class A ..............    (3,860,010)      (845,356)      (88,496)          (3)     (350,952)  (305,382,279)
                        Class B ..............      (256,329)       (61,304)      (25,864)      (1,226)      (27,117)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Net increase (decrease) ......    (1,709,646)      (298,328)      179,993      358,947       (83,117)     7,172,824
                                                ============   ============   ===========   ==========   ===========   ============

*Period August 5, 1996 (inception) through December 31, 1996.

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

CORPORATE BOND SERIES (CLASS A)

                                                                            Fiscal Period Ended December 31
                                                     -----------------------------------------------------------------------------
                                                        1997(d)          1996(d)(f)         1995(d)(f)      1994          1993
                                                     -----------        -----------        -----------   -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............  $      6.87        $      7.39        $      6.68   $      7.81   $      7.72

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................         0.45               0.47               0.47          0.49          0.52
Net Gain (Loss) on Securities
        (realized & unrealized) ...................         0.19              (0.52)              0.71         (1.13)         0.52
                                                     -----------        -----------        -----------   -----------   -----------
Total from Investment Operations ..................         0.64              (0.05)              1.18         (0.64)         1.04

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............        (0.46)             (0.47)             (0.47)        (0.49)        (0.53)
Distributions (from Capital Gains) ................         --                 --                 --            --           (0.42)
                                                     -----------        -----------        -----------   -----------   -----------
        Total Distributions .......................        (0.46)             (0.47)             (0.47)        (0.49)        (0.95)
                                                     -----------        -----------        -----------   -----------   -----------
NET ASSET VALUE END OF PERIOD .....................  $      7.05        $      6.87        $      7.39   $      6.68   $      7.81
                                                     -----------        -----------        -----------   -----------   -----------
TOTAL RETURN (a) ..................................          9.7%              (0.5%)             18.2%         (8.3%)        13.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............  $    56,487        $    73,360        $    93,701   $    90,593   $   118,433
Ratio of Expenses to Average Net Assets ...........         1.07%              1.01%              1.02%         1.01%         1.02%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .....................         6.50%              6.54%              6.62%         6.91%         6.46%
Portfolio Turnover Rate ...........................          120%               292%               200%          204%          157%

CORPORATE BOND SERIES (CLASS B)
                                                                               Fiscal Period Ended December 31
                                                         -------------------------------------------------------------------------
                                                          1997(c)(d)     1996(c)(d)(f)   1995(c)(d)(f)      1994(c)       1993(b)
                                                         ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................     $    6.90       $    7.43       $    6.71       $    7.84       $    8.59

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................          0.40            0.40            0.40            0.43            0.11
Net Gain (Loss) on Securities
        (realized & unrealized) ....................          0.19           (0.52)           0.73           (1.13)          (0.32)
                                                         ---------       ---------       ---------       ---------       ---------
Total from Investment Operations ...................          0.59           (0.12)           1.13           (0.70)          (0.21)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............         (0.40)          (0.41)          (0.41)          (0.43)          (0.11)
Distributions (from Capital Gains) .................          --              --              --              --              0.43)
                                                         ---------       ---------       ---------       ---------       ---------
        Total Distributions ........................         (0.40)          (0.41)          (0.41)          (0.43)          (0.54)
                                                         ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD ......................     $    7.09       $    6.90       $    7.43       $    6.71       $    7.84
                                                         =========       =========       =========       =========       =========
TOTAL RETURN(a) ....................................           8.7%           (1.4%)          17.3%           (9.0%)          (2.5%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............     $   6,493       $   7,303       $   5,743       $   3,878       $   1,022
Ratio of Expenses to Average Net Assets ............          1.85%           1.85%           1.85%           1.85%           1.88%
Ratio of Net Investment Income (Loss)
        to Average Net Assets                                 5.72%           5.70%           5.80%           6.08%           5.16%
Portfolio Turnover Rate                                        120%            292%            200%            204%            164%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

U.S. GOVERNMENT SERIES (CLASS A)

                                                                                  Fiscal Period Ended December 31
                                                          ------------------------------------------------------------------------
                                                          1997(c)(d)(f)   1996(c)(d)(f)   1995(c)(d)(f)     1994(c)      1993(c)
                                                          ----------      ----------      ----------      ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $     4.71      $     4.97      $     4.35      $     4.97    $     5.04

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................           0.32            0.31            0.30            0.30          0.31
Net Gain (Loss) on Securities
        (realized & unrealized) .....................            .10           (0.26)           0.62           (0.62)         0.27
                                                          ----------      ----------      ----------      ----------    ----------
Total from Investment Operations ....................           0.42            0.05            0.92           (0.32)         0.58

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............          (0.32)          (0.31)          (0.30)          (0.30)        (0.31)
Distributions (from Capital Gains) ..................           --              --              --              --           (0.34)
                                                          ----------      ----------      ----------      ----------    ----------
        Total Distributions .........................          (0.32)          (0.31)          (0.30)          (0.30)        (0.65)
                                                          ----------      ----------      ----------      ----------    ----------
NET ASSET VALUE END OF PERIOD .......................     $     4.81      $     4.71      $     4.97      $     4.35    $     4.97
                                                          ==========      ==========      ==========      ==========    ==========
TOTAL RETURN (a) ....................................            9.2%            1.3%           21.9%           (6.5%)        10.9%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $    7,652      $    8,036      $   10,080      $    8,309    $   10,098
Ratio of Expenses to Average Net Assets .............           0.60%           0.65%           1.11%           1.10%         1.10%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .......................           6.10%           6.44%           6.41%           6.47%         5.90%
Portfolio Turnover Rate .............................             39%             75%             81%            220%          153%

U.S. GOVERNMENT SERIES (CLASS B)
                                                                              Fiscal Period Ended December 31
                                                       ----------------------------------------------------------------------------
                                                       1997(c)(d)      1996(c)(d)(f)     1995(c)(d)(f)     1994(c)        1993(b)(c)
                                                       ---------         ---------       ---------       ---------       ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............     $    4.71         $    4.97       $    4.35       $    4.97       $    5.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................          0.26              0.25            0.26            0.26            0.04
Net Gain (Loss) on Securities
        (realized & unrealized) ..................          0.10             (0.25)           0.63           (0.62)          (0.19)
                                                       ---------         ---------       ---------       ---------       ---------
Total from Investment Operations .................          0.36             (0.00)           0.89           (0.36)          (0.15)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........         (0.27)            (0.26)          (0.27)          (0.26)          (0.04)
Distributions (from Capital Gains) ...............          --                --              --              --             (0.35)
                                                       ---------         ---------       ---------       ---------       ---------
        Total Distributions ......................         (0.27)            (0.26)          (0.27)          (0.26)          (0.39)
                                                       ---------         ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD ....................     $    4.80         $    4.71       $    4.97       $    4.35       $    4.97
                                                       =========         =========       =========       =========       =========
TOTAL RETURN (a) .................................           7.9%           (0.02%)          20.9            (7.4%)          (1.4%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............     $   1,091         $     661       $     582       $     321       $     140
Ratio of Expenses to Average Net Assets ..........          1.68%             1.86%           1.87%           1.85%           1.61%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................          5.02%             5.23%           5.69%           5.76%           5.54%
Portfolio Turnover Rate ..........................            39%               75%             81%            220%            114%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period Limited Maturity Bond Series (Class B)

                                                             Fiscal Period Ended December 31
                                                  ----------------------------------------------------
                                                   1997(c)(d)(f)     1996(c)(d)(f)     1995(c)(d)(e)(f)
                                                  --------------     --------------     --------------
NET ASSET VALUE BEGINNING OF PERIOD ...........   $        10.14     $        10.66     $        10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................             0.72               0.72               0.62
Net Gain (Loss) on Securities
        (realized & unrealized) ...............             0.16              (0.51)              0.65
                                                  --------------     --------------     --------------
Total from Investment Operations ..............             0.88               0.21               1.27
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........            (0.72)             (0.72)             (0.61)
Distributions (from Capital Gains) ............             --                 --                 --
Return of Capital .............................             --                (0.01)              --
                                                  --------------     --------------     --------------
        Total Distributions ...................            (0.72)             (0.73)             (0.61)
                                                  --------------     --------------     --------------
NET ASSET VALUE END OF PERIOD .................   $        10.30     $        10.14     $        10.66
                                                  ==============     ==============     ==============
TOTAL RETURN (a) ..............................              9.0%               2.1%              13.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $        5,490     $        4,938     $        3,322
Ratio of Expenses to Average Net Assets .......             0.55%              0.90%              0.84%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .................             7.10%              6.97%              5.97%
Portfolio Turnover Rate .......................               76%               105%                 4%


LIMITED MATURITY BOND SERIES (CLASS B)
                                                        Fiscal Period Ended December 31
                                               ---------------------------------------------------
                                               1997(c)(d)(f)    1996(c)(d)(f)     1995(c)(d)(e)(f)
                                               -------------    -------------     ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........   $ 10.14           $ 10.67           $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
        Net Investment Income .................      0.61              0.63              0.53
        Net Gain (Loss) on Securities
                (realized & unrealized) .......      0.14             (0.52)             0.66
                                                  -------           -------           -------
        Total from Investment Operations ......      0.75              0.11              1.19

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........     (0.62)            (0.62)            (0.52)
Distributions (from Capital Gains) ............      --                --                --

Return of Capital .............................      --               (0.01)             --
                                                  -------           -------           -------
Total Distributions ...........................     (0.62)            (0.64)            (0.52)
                                                  -------           -------           -------
NET ASSET VALUE END OF PERIOD .................   $ 10.27           $ 10.14           $ 10.67
                                                  =======           =======           =======
TOTAL RETURN (a) ..............................       7.7%              1.1%             12.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $ 1,054           $   761           $   752
Ratio of Expenses to Average Net Assets .......      1.50%             1.88%             1.71%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .................      6.15%             5.99%             5.12%
Portfolio Turnover Rate .......................        76%              105%                4%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

HIGH YIELD SERIES (CLASS A)

                                                            Fiscal Period
                                                           Ended December 31
                                                       -------------------------
                                                       1997(c)(d)  1996(c)(d)(g)
                                                       ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        1.25          0.45
Net Gain (Loss) on Securities
        (realized & unrealized) ....................        0.60          0.32
                                                       ---------     ---------
                Total from Investment Operations ...        1.85          0.77

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (1.25)        (0.45)
Distributions (from Capital Gains) .................       (0.21)         --
                                                       ---------     ---------
        Total Distributions ........................       (1.46)        (0.45)
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD ......................   $   15.71     $   15.32
                                                       =========     =========
TOTAL RETURN (a) ...................................        12.6%          5.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $   5,179     $   2,780
Ratio of Expenses to Average Net Assets ............        0.87%         1.54%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ......................        8.14%         7.47%
Portfolio Turnover Rate ............................          87%          168%

HIGH YIELD SERIES (CLASS B)
                                                           Fiscal Period
                                                          Ended December 31
                                                       ------------------------
                                                       1997(c)(d)  1996(c)(d)(g)
                                                       ---------     ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        1.10          0.41
Net Gain (Loss) on Securities
        (realized & unrealized) ....................        0.59          0.32
                                                       ---------     ---------

Total from Investment Operations ...................        1.69          0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (1.12)        (0.41)
Distributions (from Capital Gains) .................       (0.21)          --
                                                       ---------     ---------
        Total Distributions ........................       (1.33)        (0.41)
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD ......................   $   15.68     $   15.32
                                                       =========     =========
TOTAL RETURN (a) ...................................        11.5%          4.9%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $   4,432     $   2,719
Ratio of Expenses to Average Net Assets ............        1.80%         2.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ......................        7.21%         6.74%
Portfolio Turnover Rate ............................          87%          168%

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

SECURITY TAX-EXEMPT FUND (CLASS A)

                                                                                 Fiscal Period Ended December 31
                                                        --------------------------------------------------------------------------
                                                        1997(c)(d)   1996(c)(d)(f)  1995(c)(d)(f)        1994               1993
                                                        ----------   -------------  -------------        ----               ----
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............      $     9.72    $     9.94    $     9.05        $    10.37        $    10.06

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................            0.42          0.45          0.48              0.47              0.51
Net Gain (Loss) on Securities
        (realized & unrealized) ..................            0.36         (0.21)         0.89             (1.32)             0.70
                                                        ----------    ----------    ----------        ----------        ----------
Total from Investment Operations .................            0.78          0.24          1.37             (0.85)             1.21

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........           (0.42)        (0.46)        (0.48)            (0.47)            (0.51)
Distributions (from Capital Gains) ...............            --            --            --                --               (0.39)
                                                        ----------    ----------    ----------        ----------        ----------
        Total Distributions ......................           (0.42)        (0.46)        (0.48)            (0.47)            (0.90)
                                                        ----------    ----------    ----------        ----------        ----------
NET ASSET VALUE END OF PERIOD ....................      $    10.08    $     9.72    $     9.94        $     9.05        $    10.37
                                                        ==========    ==========    ==========        ==========        ==========
TOTAL RETURN (a) .................................             8.3%          2.5%         15.5%             (8.3%)            11.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............      $   21,953    $   23,304     $   25,026        $   24,092        $   32,115
Ratio of Expenses to Average Net Assets ..........            0.82%         0.78%         0.86%             0.82%             0.82%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................            4.29%         4.67%         5.02%             4.74%             4.92%
Portfolio Turnover Rate ..........................              48%           54%          103%               88%              118%

SECURITY TAX-EXEMPT FUND (CLASS B)
                                                                                 Fiscal Period Ended December 31
                                                        --------------------------------------------------------------------------
                                                        1997(c)(d)   1996(c)(d)(f)  1995(c)(d)(f)          1994(c)       1993(b)
                                                       ----------   -------------  -------------          -------       --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............    $    9.73        $    9.95        $    9.05        $   10.37      $   10.88

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................         0.29             0.33             0.48             0.35           0.10
Net Gain (Loss) on Securities
        (realized & unrealized) ...................         0.37            (0.21)            0.89            (1.32)         (0.13)
                                                       ---------        ---------        ---------        ---------      ---------
Total from Investment Operations ..................         0.66             0.12             1.37            (0.97)         (0.03)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............        (0.31)           (0.34)           (0.48)           (0.35)         (0.09)
Distributions (from Capital Gains) ................         --               --               --               --            (0.39)
                                                       ---------        ---------        ---------        ---------      ---------
        Total Distributions .......................        (0.31)           (0.34)           (0.48)           (0.35)         (0.48)
                                                       ---------        ---------        ---------        ---------      ---------
NET ASSET VALUE END OF PERIOD .....................    $   10.08        $    9.73        $    9.94        $    9.05      $   10.37
                                                       =========        =========        =========        =========      =========
TOTAL RETURN (a) ..................................          6.9%             1.2%            14.3%            (9.5%)         (0.2%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............    $   2,344        $   1,510        $   1,190        $     760      $     106
Ratio of Expenses to Average Net Assets ...........         2.00%            2.01%            2.00%            2.00%          2.89%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .....................         3.11%            3.44%            3.90%            3.50%          2.71%
Portfolio Turnover Rate ...........................           48%              54%             103%              88%            90%

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

SECURITY CASH FUND

                                                                                       Fiscal Period Ended December 31
                                                                     -------------------------------------------------------------
                                                                    1997 (d)    1996(c)(d)(f)  1995(c)(d)(f)    1994         1993(c)
                                                                    --------    -------------  -------------    ----         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........................       $1.00       $  1.00         $1.00         $1.00       $  1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................................        0.05          0.05          0.05          0.03          0.02
Net Gain (Loss) on Securities
        (realized & unrealized) ..............................        --            --            --            --            --

                                                                      ----          ----          ----          ----          ----
Total from Investment Operations .............................        0.05          0.05          0.05          0.03          0.02

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......................       (0.05)        (0.05)        (0.05)        (0.03)        (0.02)
Distributions (from Capital Gains) ...........................        --            --            --            --            --
                                                                      ----          ----          ----          ----          ----
        Total Distributions ..................................       (0.05)        (0.05)        (0.05)        (0.03)        (0.02)
                                                                      ----          ----          ----          ----          ----
NET ASSET VALUE END OF PERIOD ................................       $1.00       $  1.00         $1.00         $1.00       $  1.00
                                                                      ====          ====          ====          ====          ====
TOTAL RETURN (a) .............................................         4.9%          4.6%          5.0%          3.4%          2.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........................     $57,441       $45,331       $38,158       $58,102       $71,870
Ratio of Expenses to Average Net Assets ......................        0.90%         1.01%         1.00%         0.96%         1.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ................................        4.80%         4.47%         5.00%         3.24%         2.28%
Portfolio Turnover Rate ......................................        --            --            --            --            --

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                        1993    1994    1995    1996    1997
                                        -----   -----   -----   -----   -----
      Corporate Bond Series   Class B   ___     2.00%   2.19%   2.05%   2.10%
      U.S. Government Series  Class A   1.20%   1.20%   1.22%   1.17%   1.06%
                              Class B   1.75%   2.91%   3.70%   3.26%   2.14%
      Limited Maturity        Class A   ___     ___     1.04%   1.40%   1.04%
       Bond Series            Class B   ___     ___     2.12%   2.60%   1.99%
      High Yield Series       Class A   ___     ___     ___     2.11%   1.44%
                              Class B   ___     ___     ___     2.83%   2.37%
      Tax-Exempt Fund         Class A   ___     ___     0.86%   0.78%   0.83%
                              Class B   ___     2.32%   2.45%   2.19%   2.00%
      Cash Fund                         1.03%   ___     1.04%   1.01%   ___

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                        1995    1996    1997
                                        -----   -----   -----
      Corporate Bond Series   Class A   1.02%   1.01%   ___
                              Class B   1.85%   1.85%   ___
      U.S. Government Series  Class A   1.10%   0.64%   ___
                              Class B   1.85%   1.85%   ___
      Limited Maturity        Class A   0.81%   0.87%   0.51%
       Bond Series            Class B   1.65%   1.85%   1.46%
      Tax-Exempt Fund         Class A   0.85%   0.77%   0.83%
                              Class B   2.00%   2.00%   2.00%
      Cash Fund                         1.00%   1.00%   1.00%

(g) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                             See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of Income Funds' and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     B. OPTIONS - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Series which fees are
 .60 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended December 31, 1997, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1997. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Tax-Exempt Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges
(CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1997, in the amounts presented below:

                              Corporate    U.S.    Limited     High       Tax-
                                Bond    Government Maturity   Yield      Exempt
                               Series     Series    Series    Series      Fund
                               -------    ------    ------    -------    -------
SDI underwriting
     (Class A) ............    $ 5,221    $1,979    $2,232    $   736    $ 2,581
CDSC (Class B) ............    $15,849    $2,159    $  893    $ 1,161    $ 3,510
Broker/Dealer
     (Class A) ............    $21,438    $8,680    $9,614    $ 3,565    $ 9,830
Broker/Dealer
     (Class B) ............    $47,733    $5,878    $7,825    $16,593    $50,942

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31,1997, (excluding overnight investments and short-term debt securities) were as follows:

                 Corporate       U.S.       Limited       High           Tax-
                   Bond       Government    Maturity      Yield         Exempt
                  Series        Series       Series       Series         Fund
                -----------   ----------   ----------   ----------   -----------
Purchases ...   $76,921,168   $3,386,846   $5,477,011   $9,882,654   $11,105,240
Proceeds from
    sales ...   $92,603,472   $3,222,884   $4,354,028   $6,018,681   $12,084,148

4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1997, were as follows:

                    Corporate       U.S.       Limited     High         Tax-
                      Bond       Government   Maturity     Yield       Exempt
                     Series        Series      Series      Series       Fund
                   -----------   ---------    ---------   ---------   ----------
Gross unrealized
    appreciation   $ 2,233,243   $ 311,175    $ 159,906   $ 291,154   $1,044,339
Gross unrealized
    depreciation       (64,621)        (34)      (6,813)    (17,176)        --
                   -----------   ---------    ---------   ---------   ----------
Net unrealized
    appreciation   $ 2,168,622   $ 311,141    $ 153,093   $ 273,978   $1,044,339

        At December 31, 1997, the following Funds had accumulated net realized capital loss carryovers as shown:

                                                      Capital
                                                        Loss        Expiration
                                                     Carryover          Year
                                                    -----------     ------------
Corporate Bond Series .........................     $13,189,431     2002 to 2005
U.S. Government Series ........................         960,570         2002
Limited Maturity
  Bond Series .................................          62,591     2003 to 2004
Tax-Exempt Fund ...............................       1,246,957         2002

For federal income tax purposes, High Yield Series designated $56,465 as capital gains dividends.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Security Income Fund, Security Tax-exempt Fund and Security Cash Fund

     We have audited the accompanying balance sheets, including the schedules of investments, of SecurityTax-Exempt Fund, Security Cash Fund and the following series of Security Income Fund (Corporate Bond, U.S. Government, Limited Maturity Bond and High Yield Series) (the Funds) as of December 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds indicated above at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998

--------------------------------------------------------------------------------
NOTICE:
IN THE FUTURE, YOU WILL RECEIVE ONLY ONE COPY PER ADDRESS OF THE PROSPECTUS, SEMI-ANNUAL AND ANNUAL REPORTS. IF YOU WISH TO CONTINUE RECEIVING ONE FOR EACH PRIMARY OWNER OF RECORD, WE ASK THAT YOU PLEASE SEND YOUR REQUEST IN WRITING TO SECURITY BENEFIT, ATTN: PAT RIPPBERGER, 700 SW HARRISON ST., TOPEKA, KS 6636-0001
--------------------------------------------------------------------------------

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund

  o  Equity Series
  o  Global Series
  o  Asset Allocation Series
  o  Social Awareness Series
  o  Value Series
  o  Small Company Series

Security Ultra Fund
Security Income Fund

  o  Corporate Bond Series
  o  U.S. Government Series
  o  Limited Maturity Bond Series
  o  High Yield Series

Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen (Income Fund only)
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maria Fiorini Ramirez (Income Fund only)
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Jane A. Tedder, Vice President
Barbara J. Davison, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

[SECURITY DISTRIBUTORS, INC. LOGO]

SECURITY DISTRIBUTORS, INC.

700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461

                          SECURITY MUNICIPAL BOND FUND

                            PART C. OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

              a.   Financial Statements

                   Included in Part A of this Registration Statement:

                         Per Share Income and Capital Changes

                   Included in Part B of this Registration Statement:

                         The audited financial statements contained in the most recent Annual Report to Stockholders of Security Tax-Exempt Fund for the year ended December 31, 1997 are incorporated by reference in Part B of this Registration Statement.

              b.   Exhibits:

                     (1)  Articles of Incorporation.
                     (2)  Corporate Bylaws.
                     (3)  Not applicable.
                     (4) Specimen copy of share certificate for Registrant's shares of capital stock.
                     (5)  (a)   Investment Advisory Contract.
                          (b)   Sub-Advisory Agreement.(c)
                     (6)  (a)   Distribution Agreement.
                          (b)   Class B Distribution Agreement(c)
                     (7)  Form of Non-Qualified Deferred Compensation Plan.(b)
                     (8)  Custodian Agreement.(b)
                     (9) Administrative Services and Transfer Agency
                         Agreement.(b)
                    (10) Opinion of counsel as to the legality of
                         securities offered.
                    (11) Consent of Independent Auditors.
                    (12) Not applicable.
                    (13) Not applicable.
                    (14) Not applicable.
                    (15) (a)   Class A Distribution Plan.
                         (b)   Class B Distribution Plan.(b)
                   (16)   Schedule of Computation of Performance.
                   (17)   Financial Data Schedules.
                   (18)   Multiple Class Plan.(a)

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 2-73223 (April 29, 1996).
(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 16 to Registration Statement No. 2-73223 (April 30, 1997).
(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 17 to Registration Statement No. 2-73223 (April 30, 1998).

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
--------      --------------------------------------------------------------

               Not applicable.

ITEM 26.      NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 31, 1998
--------      ------------------------------------------------------

                          (1)                                    (2)
                                                           Number of Record
                     TITLE OF CLASS                          SHAREHOLDERS
                     --------------                          ------------
              Shares of Common Stock, Class A                    798
              Shares of Common Stock, Class B                     54

ITEM 27.      INDEMNIFICATION.
--------      ----------------

              A policy of insurance covering Security Management Company, LLC, its affiliates, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

              Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides as follows:

                   30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

                   No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a director or officer of the Corporation or of any other corporation which he serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or
                   (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

              In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

              On April 22, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

                   "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

                   A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

                   B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

                   C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas
                           Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

                   D. for any transaction from which the director derived an improper personal benefit."

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.      BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

              Security Management Company, LLC also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Cash Fund, SBL Fund, and Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund and also acts as sub-investment adviser to Global Asset Allocation Series of Security Income Fund.

                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

James R. Schmank             President and Managing Member Representative
                                 Security Management Company, LLC
                                 Senior Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                             Vice President and Director
                                 Security Distributors, Inc., Security Growth and Income Fund, Security Cash Fund, Security Municipal Bond Fund, Security Ultra Fund, Security Equity Fund, SBL Fund
                            Vice President
                                 Security Income Fund
                            Director
                                 MFR Advisors, Inc.
                                 One Liberty Plaza, 46th Floor
                                 New York, New York 10006

                                 The Parkstone Advantage Fund
                                 3435 Stelzer Road
                                 Columbus, Ohio 43219

                                 Stormont-Vail Foundation
                                 1500 SW 10th
                                 Topeka, Kansas 66604
                             President and Director
                                 Auburn-Washburn Public Schools
                                 Foundation
                                 5928 SW 53rd
                                 Topeka, Kansas 66610
                             Trustee
                                 Eugene P. Mitchell Charitable Remainder
                                 Unit Trust (Family Trust)


                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

John D. Cleland              Senior Vice President and Managing Member
                                 Representative Security Management Company, LLC
                             President and Director
                                 Security Cash Fund, Security Income Fund,
                                 Security Municipal Bond Fund, SBL Fund,
                                 Security Growth and Income Fund, Security
                                 Equity Fund, Security Ultra Fund
                             Senior Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                             Vice President and Director
                                 Security Distributors, Inc.
                                 Trustee and Treasurer
                                 Mount Hope Cemetery Corporation
                                 4700 SW 17th
                                 Topeka, Kansas
                             Trustee and Investment Committee Chairman
                                 Topeka Community Foundation
                                 5100 SW 10th
                                 Topeka, Kansas


Donald E. Caum               Director (until November 1996)
                                 Security Management Company
                             Senior Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                             Director
                                 Security Distributors, Inc.
                                 YMCA Metro, Topeka, Kansas
                             Executive Director
                                 Jayhawk Area Council Boy Scouts of America,
                                 Topeka, Kansas
                                 Metropolitan Ballet, Topeka, Kansas

                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

Mark E. Young                 Vice President
                                Security Growth and Income Fund, Security Income Fund, Security Cash Fund, Security Municipal Bond Fund, Security Ultra Fund, Security Equity Fund, SBL Fund, Security Management Company, LLC, Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                              Assistant Vice President
                                First Security Benefit Life Insurance and
                                Annuity Company of New York
                              Vice President and Director
                                Security Distributors, Inc.
                              Trustee
                                Topeka Zoological Foundation, Topeka, Kansas

Terry A. Milberger            Senior Vice President and Senior Portfolio Manager
                                Security Management Company, LLC
                              Senior Vice President
                                Security Benefit Life Insurance Company Security Benefit Group, Inc.
                              Vice President
                                Security Equity Fund, SBL Fund

Michael A. Petersen           Vice President and Senior Portfolio Manager
                                Security Management Company, LLC
                              Vice President
                                Security Benefit Life Insurance Company,
                                Security Benefit Group, Inc., SBL Fund, Security Growth and Income Fund

Jane A. Tedder                Vice President and Senior Economist Security
                                Management Company, LLC
                              Vice President
                                Security Benefit Life Insurance Company,
                                Security Benefit Group, Inc., Security Income Fund, SBL Fund, Security Equity Fund

                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

Amy J. Lee                     Vice President and Associate General Counsel
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Secretary
                                 Security Management Company, LLC, Security
                                 Distributors, Inc., Security Cash Fund,
                                 Security Equity Fund, Security Municipal Bond Fund, Security Ultra Fund, SBL Fund, Security Growth and Income Fund, Security Income Fund
                               Director
                                 Midland Hospice Care, Inc.
                                 200 SW Frazier Court
                                 D    Topeka, Kansas 66606

Brenda M. Harwood              Assistant Vice President and Treasurer
                                 Security Management Company, LLC
                               Treasurer
                                 Security Equity Fund, Security Ultra Fund,
                                 Security Growth and Income Fund, Security
                                 Income Fund, Security Cash Fund, SBL Fund,
                                 Security Municipal Bond Fund, Security
                                 Distributors, Inc.
                               Assistant Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Director
                                 The Parkstone Advantage Fund
                                 3435 Stelzer Road
                                 Columbus, Ohio 43219

Steven M. Bowser               Second Vice President and Portfolio Manager
                                 Security Management Company, LLC
                               Second Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Vice President
                                 Security Income Fund, Security Equity Fund

                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

Thomas A. Swank                Vice President and Portfolio Manager
                                 Security Management Company, LLC
                               Vice President and Chief Investment Officer
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Vice President
                                 SBL Fund, Security Income Fund, Security Growth and Income Fund

Cindy L. Shields               Assistant Vice President and Portfolio Manager
                                 Security Management Company, LLC
                                 Assistant Vice President Security Benefit Life Insurance Company, Security Benefit Group, Inc.
                               Vice President
                                 Security Ultra Fund, SBL Fund, Security Equity Fund

Larry L. Valencia              Assistant Vice President and Senior Research
                                 Analyst Security Management Company, LLC


James P. Schier                Assistant Vice President and Portfolio Manager
                                 Security Management Company, LLC
                               Assistant Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Vice President
                                 SBL Fund, Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund

David Eshnaur                  Assistant Vice President and Portfolio Manager
                                 Security Management Company, LLC
                               Assistant Vice President
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.
                               Vice President
                                 SBL Fund, Security Income Fund, Security Growth and Income Fund


                            Business* and Other Connections of the Executive
             Name           Officers and Directors of Registrant's Adviser
------------------------    ----------------------------------------------------

Martha L. Sutherland           Second Vice President
                                 Security Management Company, LLC
                               Vice President
                                 Security Benefit Life Insurance Company
                                 Security Benefit Group, Inc.

Christopher D. Swickard        Assistant Secretary
                                 Security Management Company, LLC, Security Cash Fund, Security Equity Fund, Security Municipal Bond Fund, Security Ultra Fund, SBL Fund, Security Growth and Income Fund, Security Income Fund
                               Assistant Vice President and Assistant Counsel
                                 Security Benefit Life Insurance Company,
                                 Security Benefit Group, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

              SALOMON BROTHERS ASSET MANAGEMENT INC.:

              Salomon Brothers Asset Management Inc., sub-adviser to Security Municipal Bond Fund, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies.

              For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Salomon Brothers Asset Management Inc., reference is made to Schedules A and D of Form ADV filed by Salomon Brothers Asset Management Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-32046) which is incorporated by reference.

ITEM 29.      PRINCIPAL UNDERWRITERS

              (a)   Security Growth and Income Fund
                    Security Ultra Fund
                    Security Income Fund
                    Security Equity Fund
                    Variflex Variable Separate Account (Variflex)

                    Variflex Variable Separate Account (Variflex Educator Series) Varilife Variable Separate Account Parkstone Variable Annuity Security Varilife Separate Account Variable Annuity Account VIII (Variflex LS) Variable Annuity Account VIII (Variflex Signature)

              (b)

           (1)                          (2)                          (3)
    Name and Principal          Position and Offices        Position and Offices
    Business Address*             with Underwriter             with Registrant
-----------------------  ------------------------------- -----------------------

Richard K Ryan           President and Director          None
John D. Cleland          Vice President and Director     President and Director
James R. Schmank         Vice President and Director     Vice President
Mark E. Young            Vice President and Director     Vice President
Donald E. Caum           Director                        None
Amy J. Lee               Secretary                       Secretary
Brenda M. Harwood        Treasurer                       Treasurer
William G. Mancuso       Regional Vice President         None
Susan L. Tully           Regional Vice President         None

*700 Harrison, Topeka, Kansas 66636-0001

              (c)   Not applicable.

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS.

              Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

ITEM 31.      MANAGEMENT SERVICES.

              Not applicable.

ITEM 32.      UNDERTAKINGS.

              (a)   Not applicable.

              (b)   Not applicable.

              (c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 23rd day of April, 1998.

                                                SECURITY TAX-EXEMPT FUND
                                                    (The Registrant)

                                                 By: JOHN D. CLELAND
                                                 -------------------------------
                                                    John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                Date: April 23, 1998
                                                --------------------------------

DONALD A. CHUBB, JR.                             Director
Donald A. Chubb, Jr.

JOHN D. CLELAND                                  President and Director
John D. Cleland

DONALD L. HARDESTY                               Director
Donald L. Hardesty

PENNY A. LUMPKIN                                 Director
Penny A. Lumpkin

MARK L. MORRIS, JR.                              Director
Mark L. Morris, Jr.

JAMES R. SCHMANK                                 Director
James R. Schmank

HUGH L. THOMPSON                                 Director
Hugh L. Thompson

                                  EXHIBIT INDEX

  (1)    Articles of Incorporation

  (2)    Corporate Bylaws

  (3)    None

  (4)    Specimen Stock Certificate

  (5)    (a)   Investment Advisory Contract
         (b)   None

  (6)    (a)   Distribution Agreement
         (b)   None

  (7)    None

  (8)    None

  (9)    None

(10)     Opinion of Counsel

(11)     Consent of Independent Auditors

(12)     None

(13)     None

(14)     None

(15)     (a)   Class A Distribution Plan
         (b)   None

(16)     Schedule of Computation of Performance

(17)     Financial Data Schedules
(18)     None